AMENDED AND RESTATED AGREEMENT
                                       OF
                               LIMITED PARTNERSHIP
                                       OF
                          MENDOTA I LIMITED PARTNERSHIP







                               Dated May 31, 2002

                                TABLE OF CONTENTS

                                                                            Page

Article I. DEFINITIONS.........................................................2

Article II. NAME..............................................................19

Article III. PRINCIPAL EXECUTIVE OFFICE/AGENT FOR SERVICE.....................20
         Section 3.1       Principal Executive Office.........................20
         Section 3.2       Agent for Service of Process.......................20

Article IV. PURPOSE...........................................................21
         Section 4.1       Purpose of the Partnership.........................21
         Section 4.2       Authority of the Partnership.......................21

Article V. TERM...............................................................22

Article VI. GENERAL PARTNER'S CONTRIBUTIONS AND LOANS.........................23
         Section 6.1       Capital Contribution of General Partner............23
         Section 6.2       Construction Obligations...........................23
         Section 6.3       Operating Obligations..............................24
         Section 6.4       Other General Partner Loans........................24

Article VII. CAPITAL CONTRIBUTIONS OF LIMITED PARTNER AND SPECIAL LIMITED
             PARTNER..........................................................25
         Section 7.1       Original Limited Partner...........................25
         Section 7.2       Capital Contribution of Limited Partner for
                              Kingsfield Apartments...........................25
         Section 7.3       Capital Contribution of Limited Partner for Morris
                              Family Apartments...............................28
         Section 7.4       Capital Contribution of Limited Partner for Westridge
                              Apartments......................................31
         Section 7.5       Repurchase of Limited Partner's Interest...........34
         Section 7.6       Adjustment of Capital Contributions................35
         Section 7.7       Capital Contribution of Special Limited Partner....38
         Section 7.8       Return of Capital Contribution.....................38
         Section 7.9       Liability of Limited Partner and Special Limited
                              Partner.........................................38

Article VIII. WORKING CAPITAL AND RESERVES....................................39
         Section 8.1       Replacement and Reserve Accounts...................39
         Section 8.2       Tax and Insurance Account..........................39
         Section 8.3       Other Reserves.....................................39

Article IX. MANAGEMENT AND CONTROL............................................40
         Section 9.1       Power and Authority of General Partner.............40
         Section 9.2       Payments to the General Partners and Others........40
         Section 9.3       Specific Powers of the General Partner.............42
         Section 9.4       Authority Requirements.............................42
         Section 9.5       Limitations on General Partner's Power and
                              Authority.......................................43

         Section 9.6       Restrictions on Authority of General Partner.......44
         Section 9.7       Duties of General Partner..........................45
         Section 9.8       Obligations to Repair and Rebuild Apartment
                              Housing.........................................47
         Section 9.9       Partnership Expenses...............................47
         Section 9.10      General Partner Expenses...........................48
         Section 9.11      Other Business of Partners.........................48
         Section 9.12      Covenants, Representations and Warranties..........49

Article X. ALLOCATIONS OF INCOME, LOSSES AND CREDITS..........................53
         Section 10.1      General............................................53
         Section 10.2      Allocations From Sale or Refinancing...............53
         Section 10.3      Special Allocations................................54
         Section 10.4      Curative Allocations...............................56
         Section 10.5      Other Allocation Rules.............................57
         Section 10.6      Tax Allocations: Code Section 704(c)...............58
         Section 10.7      Allocation Among Limited Partners..................58
         Section 10.8      Allocation Among General Partners..................58
         Section 10.9      Modification of Allocations........................58

Article XI. DISTRIBUTION......................................................60
         Section 11.1      Distribution of Net Operating Income...............60
         Section 11.2      Distribution of Sale or Refinancing Proceeds.......60

Article XII. TRANSFERS OF LIMITED PARTNER'S INTEREST IN THE PARTNERSHIP.......62
         Section 12.1      Assignment of Interests............................62
         Section 12.2      Effective Date of Transfer.........................62
         Section 12.3      Invalid Assignment.................................62
         Section 12.4      Assignee's Rights to Allocations and Distributions.62
         Section 12.5      Substitution of Assignee as Limited Partner or
                              Special Limited Partner.........................63
         Section 12.6      Death, Bankruptcy, Incompetency, etc., of a Limited
                              Partner.........................................63

Article XIII. WITHDRAWAL, REMOVAL AND REPLACEMENT OF GENERAL PARTNER..........64
         Section 13.1      Withdrawal of General Partner......................64
         Section 13.2      Removal of General Partner.........................64
         Section 13.3      Effects of a Withdrawal............................66
         Section 13.4      Successor General Partner..........................68
         Section 13.5      Admission of Additional or Successor General
                              Partner.........................................68
         Section 13.6      Transfer of Interest...............................69
         Section 13.7      No Goodwill Value..................................69

Article XIV. BOOKS AND ACCOUNTS, REPORTS, TAX RETURNS, FISCAL YEAR AND
             BANKING..........................................................70
         Section 14.1      Books and Accounts.................................70
         Section 14.2      Accounting Reports.................................70

         Section 14.3      Other Reports......................................71
         Section 14.4      Late Reports.......................................73
         Section 14.5      Annual Site Visits.................................73
         Section 14.6      Tax Returns........................................73
         Section 14.7      Fiscal Year........................................73
         Section 14.8      Banking............................................74
         Section 14.9      Certificates and Elections.........................74

Article XV. DISSOLUTION, WINDING UP, TERMINATION AND LIQUIDATION OF THE
                              PARTNERSHIP.....................................75
         Section 15.1      Dissolution of Partnership.........................75
         Section 15.2      Return of Capital Contribution upon Dissolution....75
         Section 15.3      Distribution of Assets.............................75
         Section 15.4      Deferral of Liquidation............................76
         Section 15.5      Liquidation Statement..............................77
         Section 15.6      Certificates of Dissolution; Certificate of
                              Cancellation of Certificate of Limited
                              Partnership.....................................77

Article XVI. AMENDMENTS.......................................................78

Article XVII. MISCELLANEOUS...................................................79
         Section 17.1      Voting Rights......................................79
         Section 17.2      Meeting of Partnership.............................79
         Section 17.3      Notices............................................80
         Section 17.4      Successors and Assigns.............................80
         Section 17.5      Recording of Certificate of Limited Partnership....80
         Section 17.6      Amendment of Certificate of Limited Partnership....80
         Section 17.7      Counterparts.......................................81
         Section 17.8      Captions...........................................81
         Section 17.9      Saving Clause......................................81
         Section 17.10     Certain Provisions.................................82
         Section 17.11     Tax Matters Partner................................82
         Section 17.12     Expiration of Compliance Period....................82
         Section 17.13     Number and Gender..................................83
         Section 17.14     Entire Agreement...................................83
         Section 17.15     Governing Law......................................83
         Section 17.16     Attorney's Fees....................................84
         Section 17.17     Receipt of Correspondence..........................84
         Section 17.18     Security Interest and Right of Set-Off.............84

EXHIBIT A:                 LEGAL DESCRIPTION
EXHIBIT B:                 FORM OF LEGAL OPINION
EXHIBIT C:                 CERTIFICATION AND AGREEMENT
EXHIBIT D:                 FORM OF COMPLETION CERTIFICATE

EXHIBIT E:                 ACCOUNTANT'S CERTIFICATE
EXHIBIT F:                 CONTRACTOR'S CERTIFICATE
EXHIBIT G:                 DEPRECIATION SCHEDULE
EXHIBIT H:                 REPORT OF OPERATIONS

                         AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP OF
                          MENDOTA I LIMITED PARTNERSHIP

         This Amended and Restated Agreement of Limited Partnership is being entered into effective as of the date written below by and between Star-Equities I LLC, an Illinois limited liability company, as the general partner (the "General Partner"), WNC Housing Tax Credit Fund VI, L.P., Series 9, a California limited partnership, as the limited partner (the "Limited Partner"), WNC Housing, L.P., a California limited partnership, as the special limited partner (the "Special Limited Partner"), and Star-Equities I LLC and Marylou Moore as the withdrawing limited partners (collectively, the "Original Limited Partner").

                                    RECITALS

         WHEREAS, Mendota I Limited Partnership, an Illinois limited partnership (the "Partnership"), recorded a certificate of limited partnership with the Illinois Secretary of State on November 23, 1998 (the "Certificate of Limited Partnership"). A partnership agreement dated as of November 1, 1998 (the "Original Partnership Agreement") was entered into by and between Star-Equities I LLC, as general partner and a limited partner, and Marylou Moore, as a limited partner.

         WHEREAS, the Partners desire to enter into this Agreement to provide for, among other things, (i) the continuation of the Partnership, (ii) the admission of the Limited Partner and the Special Limited Partner as partners of the Partnership, (iii) the liquidation of the Original Limited Partner's Interests as limited partners in the Partnership, (iv) the payment of Capital Contributions to the Partnership by the Limited Partner and the Special Limited Partner, (v) the allocation of Income, Losses, Tax Credits and distributions of Net Operating Income and other cash funds of the Partnership among the Partners,
(vi) the determination of the respective rights, obligations and interests of the Partners to each other and to the Partnership, and (vii) certain other matters.

         WHEREAS, the Partners desire hereby to amend and restate the Original Partnership Agreement.

         NOW, THEREFORE, in consideration of their mutual agreements herein set forth, the Partners hereby agree to amend and restate the Original Partnership Agreement in its entirety to provide as follows:

                                   Article I.
                                   DEFINITIONS

Section 1.1 "Accountant" shall mean Friduss, Lukee, Schiff & Co., P.C. or such other firm of independent certified public accountants as may be engaged for the Partnership by the General Partner with the Consent of the Special Limited Partner. Notwithstanding any provision of this Agreement to the contrary, the Special Limited Partner shall have the discretion to dismiss the Accountant for cause if such Accountant fails to provide, or untimely provides, or inaccurately provides, the information required in Section 14.2 or 14.3 of this Agreement.

Section 1.2 "Act" shall mean the laws of the State governing limited partnerships, as now in effect and as the same may be amended from time to time.

Section 1.3 "Actual Tax Credit" shall mean, as of any point in time, for Kingsfield Apartments, Morris Family Apartments, or Westridge Apartments, the total amount of the LIHTC actually allocated by the Partnership to the Limited Partner and not subsequently recaptured or disallowed, representing 99.98% of the LIHTC actually received by the Partnership, as shown on the applicable tax returns of the Partnership.

Section 1.4 "Adjusted Capital Account Deficit" shall mean with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant fiscal period, after giving effect to the following adjustments:

(a) credit to such Capital Account any amounts which such Partner is obligated to restore or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

(b) debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6)
of the Treasury Regulations.

                  The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.

Section 1.5 "Affiliate" shall mean (a) any Person directly or indirectly controlling, controlled by, or under common control with another Person; (b) any Person owning or controlling 10% or more of the outstanding voting securities of such other Person; (c) any officer, director, trustee, or partner of such other Person; and (d) if such Person is an officer, director, trustee or general partner, any other Person for which such Person acts in any such capacity.

Section 1.6 "Agreement" or "Partnership Agreement" shall mean this Amended and Restated Agreement of Limited Partnership, as it may be amended from time to time. Words such as "herein," "hereinafter," "hereof," "hereto," "hereby" and "hereunder," when used with reference to this Agreement, refers to this Agreement as a whole, unless the context otherwise requires.

Section 1.7 "Apartment Housing" shall collectively mean the approximately 2 acres of land in the City of Mendota, Lasalle County, Illinois on which Westridge Apartments is located, the approximately 1.28 acres of land in the City of Plano, Kendall County, Illinois on which Kingsfield Apartments is located, and the approximately 3.5 acres of land in the City of Morris, Grundy County, Illinois on which Morris Family Apartments is located, all as more fully described in Exhibit "A" attached hereto and incorporated herein by this reference, and the Improvements.

Section 1.8 "Architect of Record" shall mean Basalay, Cary & Alstadt. The General Partner, on behalf of the Partnership, shall enter into a contract with the Architect of Record to perform certain duties and responsibilities including, but not limited to: designing the Improvements; preparing the construction blueprints, preparing the property specifications manual; contracting for administrative services; close-out procedures; inspecting for and overseeing resolution of the Contractor's final punch list; receiving and approving operations and maintenance manuals; and collecting, reviewing, approving and forwarding to the Partnership all product, material and construction warranties.

Section 1.9 "Asset Management Fee" shall have the meaning set forth in Section 9.2(d) hereof.

Section 1.10 "Assignee" shall mean a Person who has acquired all or a portion of the Limited Partner's or the Special Limited Partner's beneficial interest in the Partnership and who has not been substituted in the stead of the transferor as a Partner.

Section 1.11 "Bankruptcy" or "Bankrupt" shall mean the making of an assignment for the benefit of creditors, becoming a party to any liquidation or dissolution action or proceeding, the commencement of any bankruptcy, reorganization, insolvency or other proceeding for the relief of financially distressed debtors, or the appointment of a receiver, liquidator, custodian or trustee and, if any of the same occur involuntarily, the same not being dismissed, stayed or discharged within 90 days; or the entry of an order for relief under Title 11 of the United States Code. A Partner shall be deemed Bankrupt if the Bankruptcy of such Partner shall have occurred and be continuing.

Section 1.12 "Break-even Operations" shall mean at such time as the Partnership has Cash Receipts in excess of Cash Expenses, as determined by the Accountant and approved by the Special Limited Partner or, as the context of a section of this Agreement may specifically require, the definition may refer separately to Kingsfield Apartments, Morris Family Apartments or Westridge Apartments. For purposes of this definition; (a) any one-time up-front fee paid to the Partnership from any source shall not be included in Cash Receipts to calculate Break-even Operations; (b) Cash Expenses shall include the amount of any management fee or portion thereof which is currently deferred and not paid; and
(c) Cash Expenses shall include the amount of any reserve required to be funded in accordance with Article VIII that is currently deferred and not paid.

Section 1.13 "Budget" shall mean the annual operating budget of the Partnership as more fully described in Section 14.3 of this Agreement.

Section 1.14 "Capital Account" shall mean, with respect to each Partner, the account maintained for such Partner comprised of such Partner's Capital Contribution as increased by allocations to such Partner of Partnership Income (or items thereof) and any items in the nature of income or gain which are specially allocated pursuant to Section 10.3 or 10.4 hereof, and decreased by the amount of any Distributions made to such Partner, and allocations to such Partner of Partnership Losses (or items thereof) and any items in the nature of expenses or losses which are specially allocated pursuant to Section 10.3 or
10.4 hereof. In the event of any transfer of an interest in the Partnership in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest. The foregoing definition and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation Section 1.704-1(b), as amended or any successor thereto, and shall be interpreted and applied in a manner consistent with such Treasury Regulation.

Section 1.15 "Capital Contribution" shall mean the total amount of money, or the Gross Asset Value of property contributed to the Partnership, if any, by all the Partners or any class of Partners or any one Partner as the case may be (or by a predecessor-in-interest of such Partner or Partners), reduced by any such capital which shall have been returned pursuant to Section 7.5, 7.6 or 7.8 of this Agreement. A loan to the Partnership by a Partner shall not be considered a Capital Contribution.

Section 1.16 "Cash Expenses" shall mean all cash operating obligations of the Partnership (other than those covered by Insurance) including without limitation, the payment of the monthly Mortgage payments, the Management Agent fees, the funding of reserves in accordance with Article VIII of this Agreement, advertising and promotion, utilities, maintenance, repairs, legal, telephone, any other expenses which may reasonably be expected to be paid in a subsequent period but which on an accrual basis is allocable to the period in question, such as Insurance, real estate taxes and audit, tax or accounting expenses (excluding deductions for cost recovery of buildings; improvements and personal property and amortization of any financing fees) and any seasonal expenses (such as snow removal, the use of air conditioners in the middle of the summer, or heaters in the middle of the winter) which may reasonably be expected to be paid in a subsequent period shall be allocated equally per month over the calendar year. Cash Expenses payable to Partners or Affiliates of Partners shall be paid after Cash Expenses payable to third parties. Construction Loan interest, construction costs, and all other expenses listed on the Development Budget which is Exhibit B to the Development, Construction, and Operating Budget Agreement entered into by the Partnership and the Partners as of even date hereof are not Cash Expenses and shall not be paid from Cash Receipts. The provisions of Section 6.2 govern the payment of development costs.

Section 1.17 "Cash Receipts" shall mean actual cash received on a cash basis by the Partnership from operating revenues of the Partnership, including without limitation rental income (but not any subsidy thereof from the General Partner or an Affiliate thereof), tenant security deposits that have been forfeited by tenants pursuant to the laws of the State, laundry income, telephone hook-up or service income, cable fees or hook-up costs, telecommunications or satellite fees or hook-up costs, but excluding prepayments, security deposits, Capital Contributions, borrowings, the Construction Loan, the Mortgage Loan, lump-sum payments, any extraordinary receipt of funds, and any income earned on investment of its funds. Neither the General Partner nor its Affiliates shall be entitled to payment of any Cash Receipts by virtue of a separate contract, agreement, obligation or the like.

Section 1.18 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

Section 1.19 "Completion of Construction" shall mean, as a section of this Agreement may specifically require, the date or dates the Partnership receives the required certificates of occupancy (or the local equivalent) for all 24 apartment units in Westridge Apartments, all 24 apartment units in Kingsfield Apartments, or all 48 apartment units in Morris Family Apartments, and by the issuance of the Construction Inspector's certifications, in a form substantially similar to the form attached hereto as Exhibit D and incorporated herein by this reference, with respect to completion of all the apartment units in Westridge Apartments, Kingsfield Apartments, or Morris Family Apartments as a section of this Agreement may specifically require,. Completion of Construction further means that the construction shall be completed in good quality, and free and clear of all mechanic, material and similar liens.

Section 1.20 "Compliance Period" shall mean the period set forth in Section 42 (i)(1) of the Code, as amended, or any successor statute.

Section 1.21 "Consent of the Special Limited Partner" shall mean the prior written consent of the Special Limited Partner.

Section 1.22 "Construction Completion, Operating Deficit and Tax Credit Guarantee Agreement" shall mean that agreement entered into as of even date hereof, by and between the Partnership, the General Partner and the Limited Partner and incorporated herein by this reference.

Section 1.23 "Construction Contract" shall collectively mean the construction contracts dated May 4, 2001 in the amounts of $294,406 and $361,340 for Morris Family Apartments, $329,952 for Kingsfield Apartments, and $328,683 for Westridge Apartments, entered into between the Partnership and the Contractor pursuant to which the Improvements are being constructed in accordance with the Plans and Specifications. The Construction Contracts shall be fixed price agreements (includes materials and labor) at costs consistent with the Development Budget.

Section 1.24 "Construction Inspector" shall mean WNC & Associates, Inc., or its Affiliate.

Section 1.25 "Construction Lender" shall mean MHC or any successor thereto in its capacity as maker of the Construction Loans.

Section 1.26 "Construction Loan" or "Construction Loans" shall collectively mean the Kingsfield Construction Loan, the Morris Family Construction Loan, and the Westridge Construction Loan. Where the context admits, the term "Construction Loan" shall include any deed, deed of trust, note, security agreement, assumption agreement or other instrument executed by, or on behalf of, the Partnership or General Partner in connection with the Construction Loan.

Section 1.27 "Contractor" shall mean Star General Contractors, L.L.C., which is the general construction contractor for the Apartment Housing.

Section 1.28 "Debt Service Coverage" shall mean for each of Kingsfield Apartments, Morris Family Apartments and Westridge Apartments, for the applicable period the ratio between the Net Operating Income (excluding Mortgage payments and the Asset Management Fee) and the debt service required to be paid on the applicable Mortgages. As example, a 1.10 Debt Service Coverage means that for every $1.00 of debt service required to be paid there must be $1.10 of Net Operating Income available. A worksheet for the calculation of Debt Service Coverage is found in the Report of Operations attached hereto as Exhibit H and incorporated herein by this reference. For purposes of this definition: (a) any one-time up-front fee paid to the Partnership from any source shall not be included in Cash Receipts to calculate Debt Service Coverage; (b) Cash Expenses shall include the amount of any Management Fee, or portion thereof, which is currently deferred and not paid; and (c) Cash Expenses shall include the amount of any reserve required to be funded in accordance with Article VIII that is currently deferred and not paid.

Section 1.29 "Deferred Management Fee" shall have the meaning set forth in
Section 9.2(c) hereof.

Section 1.30 "Developer" shall mean Star Development, L.L.C.

Section 1.31 "Development Budget" shall mean the agreed upon cost of construction of the Improvements, including acquisition costs and soft costs (which includes, but is not limited to, financing charges, market study, Development Fee, architect fees, etc.), based upon the Plans and Specifications. The final Development Budget is referenced in the Development, Construction and Operating Budget Agreement entered into by and between the Partners on even date hereof, and incorporated herein by this reference.

Section 1.32 "Development Fee" shall mean the fee payable to the Developer for services incident to the development and construction of the Apartment Housing in accordance with the Development Fee Agreement between the Partnership and the Developer dated as of even date herewith and incorporated herein by this reference. Development activities do not include services for the acquisition of land or syndication activities, or negotiations for permanent financing.

Section 1.33 "Distributions" shall mean the total amount of money, or the Gross Asset Value of property (net of liabilities securing such distributed property that such Partner is considered to assume or take subject to under Section 752 of the Code), distributed to Partners with respect to their Interests in the Partnership, but shall not include any payments to the General Partner or its Affiliates for fees or other compensation as provided in this Agreement or any guaranteed payment within the meaning of Section 707(c) of the Code, as amended, or any successor thereto.

Section 1.34 "Fair Market Value" shall mean, with respect to any property, real or personal, the price a ready, willing and able buyer would pay to a ready, willing and able seller of the property, provided that such value is reasonably agreed to between the parties in arm's-length negotiations and the parties have sufficiently adverse interests.

Section 1.35 "First Year Certificates" shall collectively mean the certificates to be filed by the General Partner for Kingfield Apartments, Morris Family Apartments and Westridge Apartments with the Secretary of the Treasury as required by Code Section 42(1)(1), as amended, or any successor thereto.

Section 1.36 "Force Majeure" shall mean any act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockage, public riot, fire, flood, explosion, governmental action, governmental delay or restraint.

Section 1.37 "General Partner" shall mean Star-Equities I LLC and such other Persons as are admitted to the Partnership as additional or substitute General Partners pursuant to this Agreement. If there is more than one General Partner of the Partnership, the term "General Partner" shall be deemed to collectively refer to such General Partners or individually may mean any General Partner as the context dictates.

Section 1.38 "Gross Asset Value" shall mean with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

     (a) the initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the Fair Market Value of such asset, as determined by the contributing Partner and the General Partner, provided that, if the contributing Partner is a General Partner, the determination of the Fair Market Value of a contributed asset shall be determined by appraisal;

     (b) the Gross Asset Values of all Partnership assets shall be adjusted to equal their respective Fair Market Values, as determined by the General Partner, as of the following times: (1) the acquisition of an additional Interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (2) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an Interest in the Partnership; and (3) the liquidation of the Partnership within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that the adjustments pursuant to clauses (1) and (2) above shall be made only with the Consent of the Special Limited Partner and only if the General Partner reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

     (c) the Gross Asset Value of any Partnership asset distributed to any Partner shall be adjusted to equal the Fair Market Value of such asset on the date of distribution as determined by the distributee and the General Partner, provided that, if the distributee is a General Partner, the determination of the Fair Market Value of the distributed asset shall be determined by appraisal; and

     (d) the Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and Section 10.3(g) hereof; provided however, that Gross Asset Values shall not be adjusted pursuant to this Section to the extent the General Partner determines that an adjustment pursuant to this Section is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this Section.

         If the Gross Asset Value of an asset has been determined or adjusted pursuant to subsections (a), (b) or (d) hereof, such Gross Asset Value shall thereafter be adjusted by the depreciation taken into account with respect to such asset for purposes of computing Income and Losses.

Section 1.39 "Hazardous Substance" shall mean and include any substance, material or waste, including, but not limited to, asbestos, petroleum and petroleum products (including crude oil), that is or becomes designated, classified or regulated as "toxic" or "hazardous" or a "pollutant" or that is or becomes similarly designated, classified or regulated, under any federal, state or local law, regulation or ordinance including, without limitation, Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and the regulations adopted and publications promulgated pursuant thereto.

Section 1.40 "Improvements" shall collectively mean Kingsfield Apartments, Morris Family Apartments, and Westridge Apartments.

Section 1.41 "In-Balance" shall mean, at any time when calculated, when the cumulative amount of the undisbursed Construction Loan for Kingsfield Apartments, Morris Family Apartments or Westridge Apartments, calculated separately for each such project, and the undisbursed Capital Contributions of the Limited Partner and Special Limited Partner for such project required to be paid-in through and including the issuance of a certificate of occupancy (or the local equivalent) are sufficient in the Special Limited Partner's reasonable judgment to pay all of the following sums: (a) all costs of construction to achieve Completion of Construction; (b) all costs of marketing, ownership, maintenance and leasing of the apartment units; and (c) all interest and all other sums accruing or payable under the Construction Loan documents. In making a determination that the financing is In-Balance, the Special Limited Partner will also consider whether the undisbursed Capital Contributions of the Limited Partner and Special Limited Partner (but not Cash Receipts) are adequate to retire the Construction Loan for such project at maturity of the Construction Loan.

Section 1.42 "Incentive Management Fee" shall have the meaning set forth in
Section 9.2(e) hereof.

Section 1.43 "Income and Loss(es)" shall mean, for each fiscal year or other period, an amount equal to the Partnership's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

     (a) any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Income or Losses pursuant to this Section shall be added to such taxable income or loss;

     (b) any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulation Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Income and Losses pursuant to this Section shall be subtracted from such taxable income or loss;

     (c) in the event the Gross Asset Value of any Partnership asset is adjusted pursuant to the definition thereof, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Income and Losses;

     (d) gain or loss resulting from any disposition of Partnership assets with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

     (e) in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account depreciation for such fiscal year or other period, computed as provided below; and

     (f) notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Sections 10.3 or 10.4 hereof shall not otherwise be taken into account in computing Income or Losses.

         Depreciation for each fiscal year or other period shall be calculated as follows: an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period for federal income tax purposes, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

         For purposes of this Agreement, the term Income when used alone shall include all items of income or revenue contemplated in this Section and the term Losses when used alone shall include all items of loss or deductions contemplated in this Section.

Section 1.44 "Insurance" shall mean:

     (a) during construction, for each of Kingfield Apartments, Morris Family Apartments and Westridge Apartments, the Partnership will provide and maintain, hazard insurance in an amount equal to 100% of the insurable value of the respective properties at the date of acquisition; comprehensive general liability insurance with limits against bodily injury of not less than $1,000,000 per occurrence and an aggregate of $2,000,000 and against property damage of not less than $1,000,000; and worker's compensation insurance, with statutory guidelines;

     (b) during operations, for each of Kingfield Apartments, Morris Family Apartments and Westridge Apartments, the Partnership will provide and maintain business interruption coverage covering actual sustained loss for 12 months; worker's compensation; hazard coverage (including but not limited to fire, or other casualty loss to any structure or building on the respective properties in an amount equal to the full replacement value of the damaged property without deducting for depreciation); and comprehensive general liability coverage against liability claims for bodily injury or property damage in the minimum amount of $1,000,000 per occurrence and an aggregate of $2,000,000;

     (c) all liability coverage shall include an umbrella liability coverage in a minimum amount of $4,000,000 per occurrence and an aggregate of $4,000,000;

     (d) all Insurance polices shall name the Partnership as the named insured, the Limited Partner as an additional insured, and WNC & Associates, Inc. as the certificate holder;

     (e) all Insurance policies shall include a provision to notify the insured, the Limited Partner and the certificate holder prior to cancellation;

     (f) hazard coverage must include building or ordinance endorsements;

     (g) for each of Kingfield Apartments, Morris Family Apartments and Westridge Apartments, the Contractor must also provide evidence of liability coverage equal to $1,000,000 per occurrence with an aggregate of $2,000,000 and shall name the Partnership as an additional insured and WNC & Associates, Inc., as certificate holder;

     (h) the Insurance Policy or policies shall not have a deductible provision in excess of $1,000; and

     (i)   the   term   Insurance    specifically   excludes   co-insurance   or
self-insurance.

Section 1.45 "Insurance Company" shall mean any insurance company engaged by the General Partner for the Partnership with the Consent of the Special Limited Partner which Insurance Company shall have an A rating or better for financial safety by A.M. Best or Standard & Poor's.

Section 1.46 "Interest" shall mean the entire ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled hereunder and the obligation of such Partner to comply with the terms of this Agreement.

Section 1.47 "Involuntary Withdrawal" shall mean any Withdrawal of a General Partner caused by death, adjudication of insanity or incompetence, Bankruptcy, or the removal of a General Partner pursuant to Section 13.2 hereof.

Section 1.48 "Kingsfield Apartments" shall mean the 2 buildings owned by the Partnership containing 24 apartment units in Plano, Illinois and ancillary and appurtenant facilities being renovated for family use and built in accordance with the Project Documents. It shall also include all furnishings, equipment and personal property used in connection with the operation thereof.

Section 1.49 "Kingsfield Construction Loan" shall mean the loan obtained from the Construction Lender for the rehabilitation and development of Kingsfield Apartments, in the principal amount of $364,852 with interest charged at the rate of 8% per annum and a maturity date of December 31, 2002.

Section 1.50 "Kingsfield Mortgage Loan" shall mean the non-recourse permanent financing for Kingsfield Apartments, wherein the Partnership promises to pay (a) MHC the principal sum of $303,243, plus interest on the principal at the rate of 8% per annum, in monthly installments of $2,225.09 commencing on January 1, 2002, with a maturity date of December 31, 2021; and (b) RD the principal sum of $400,423.69, with interest on the principal at the rate of 6.875% per annum and an effective rate of 1% per annum pursuant to an Interest Credit and Rental Assistance Agreement entered into by RD and the Partnership, amortized over 40 years, payable in monthly installments of $876.79 commencing on January 1, 2002 (with the exception of the first payment in the amount of $100.11), with a maturity date of December 21, 2031. Upon the MHC Refinancing, the term "Kingsfield Mortgage Loan" shall include any financing for Kingsfield Apartments used to accomplish the MHC Refinancing.

Section 1.51 "Kingsfield Projected Annual Tax Credits" shall mean LIHTC in the amount of $28,413 for 2002, $56,821 for each of the years 2003-2011, and $28,407 for 2012, which the General Partner has projected to be the total amount of LIHTC which will be allocated to the Limited Partner by the Partnership for Kingsfield Apartments, constituting 99.98% of the aggregate amount of LIHTC of $568,320 to be available to the Partnership for Kingsfield Apartments.

Section 1.52 "Kingsfield Projected Tax Credits" shall mean LIHTC in the aggregate amount of $568,320.

Section 1.53 "Land Acquisition Fee" shall mean the fee payable to the General Partner in an amount equal to $2,880 for the General Partner's services in locating, negotiating and closing on the purchase of the real property upon which the Improvements are, or will be, erected.

Section 1.54 "LIHTC" shall mean the low-income housing tax credit established by TRA 1986 and which is provided for in Section 42 of the Code, as amended, or any successor thereto.

Section 1.55 "Limited Partner" shall mean WNC Housing Tax Credit Fund VI, L.P., Series 9, a California limited partnership, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

Section 1.56 "MHC" shall mean Midwest Housing Capital, L.L.C. or any successor in interest thereto.

Section 1.57 "MHC Refinancing" shall mean the required replacement of all of the Mortgage Loans from MHC with new non-recourse permanent financing from a qualified commercial lender and on terms approved by the Special Member, provided that, if the interest rate applicable to such financing is a variable rate, such interest rate shall be deemed approved by the Special Member if the rate does not exceed 8% per annum with increases not to exceed 1.5% per annum occurring every fifth year after closing of the refinancing. The General Partner shall be required to accomplish the MHC Refinancing on behalf of the Company no later than December 31, 2002, or, in lieu thereof, to make the Capital Contribution described in Section 6.1(b).

Section 1.58 "Management Agent" shall mean the property management company which oversees the property management functions for the Apartment Housing and which is on-site at the Apartment Housing. The initial Management Agent shall be Professional Property Management, L.L.C.

Section 1.59 "Management Agreement" or "Management Agreements" shall collectively mean the agreements between the Partnership and the Management Agent for property management services for Kingsfield Apartments, Morris Family Apartments, and Westridge Apartments. The initial management fee shall equal $40 per occupied unit per month, up to $11,520 per year for Kingsfield Apartments, up to $11,520 per year for Westridge Apartments, and up to $23,040 per year for Morris Family Apartments. The General Partner, on behalf of the Partnership, shall insure that neither the Management Agreements nor ancillary agreements shall provide for an initial rent-up fee, a set-up fee, any other similar pre-management fee or recurring fee for compliance monitoring or the like payable to the Management Agent. The Management Agreements shall provide that they will be terminable at will by the Partnership at anytime following the Withdrawal or removal of the General Partner and, in any event, on any anniversary of the date of execution of the Management Agreements, without payment or penalty for failure to renew the same.

Section 1.60 "Minimum Set-Aside Test" shall mean the 40-60 set-aside test pursuant to Section 42(g) of the Code with respect to the percentage of apartment units in the Apartment Housing to be occupied by tenants whose incomes are equal to or less than the required percentage of the area median gross income, and any additional set-aside requirements agreed to pursuant to the Project Documents, including the requirements that 5 apartment units in Kingsfield Apartments, 10 units in Morris Family Apartments, and 5 units in Westridge Apartments will be occupied by tenants whose incomes are equal to or less than 40% of area median gross income.

Section 1.61 "Morris Family Apartments" shall mean the 5 buildings owned by the Partnership containing 48 apartment units in two sites in Morris, Illinois and ancillary and appurtenant facilities being renovated for family use and built in accordance with the Project Documents. It shall also include all furnishings, equipment and personal property used in connection with the operation thereof.

Section 1.62 "Morris Family Construction Loan" shall collectively mean the loan obtained from the Construction Lender for the rehabilitation and development of Morris Family Apartments, in the principal amount of $728,821 with interest charged at the rate of 8.5% per annum and a maturity date of December 31, 2002.

Section 1.63 "Morris Family Mortgage Loan" shall mean the non-recourse permanent financing for Morris Family Apartments, wherein the Partnership promises to pay
(a) MHC the principal sum of $181,454, plus interest on the principal at the rate of 8% per annum, in monthly installments of $1331.45 commencing on January 1, 2002, with a maturity date of December 31, 2021; (b) MHC the principal sum of $171,453, plus interest on the principal at the rate of 8% per annum, in monthly installments of $1331.45 commencing on January 1, 2002, with a maturity date of December 1, 2021; (c) RD the principal sum of $390,939.53, with interest on the principal at the rate of 6.875% per annum and an effective rate of 1% per annum pursuant to an Interest Credit and Rental Assistance Agreement entered into by RD and the Partnership, amortized over 40 years, payable in monthly installments of $856.02 commencing on January 1, 2002 (with the exception of the first payment in the amount of $130.31), with a maturity date of December 18, 2031; and (d) RD the principal sum of $720,560.29 with interest on the principal at the rate of 6.875% per annum and an effective rate of 1% per annum pursuant to an Interest Credit and Rental Assistance Agreement entered into by RD and the Partnership, amortized over 40 years, payable in monthly installments of $1,577.78 commencing on January 1, 2002 (with the exception of the first payment in the amount of $220.16), with a maturity date of December 19, 2031. Upon the MHC Refinancing, the term "Morris Family Mortgage Loan" shall include any financing for Morris Family Apartments used to accomplish the MHC Refinancing.

Section 1.64 "Morris Family Projected Annual Tax Credits" shall mean LIHTC in the amount of $59,869 for 2002, $120,753 for each of the years 2003-2011, and $60,884 for 2012, which the General Partner has projected to be the total amount of LIHTC which will be allocated to the Limited Partner by the Partnership for Morris Family Apartments, constituting 99.98% of the aggregate amount of LIHTC of $1,207,770 to be available to the Partnership for Morris Family Apartments.

Section 1.65 "Morris Family Projected Tax Credits" shall mean LIHTC in the aggregate amount of $1,207,770.

Section 1.66 "Mortgage" or "Mortgage Loan" shall collectively mean the Kingsfield Mortgage Loan, the Morris Family Mortgage Loan, and the Westridge Mortgage Loan. Where the context admits, the term "Mortgage" or "Mortgage Loan" shall include any mortgage, deed, deed of trust, note, regulatory agreement, security agreement, assumption agreement or other instrument executed in connection with the Mortgages which is binding on the Partnership; and in case any Mortgage is replaced or supplemented by any subsequent mortgage or mortgages, the Mortgage shall refer to any such subsequent mortgage or mortgages. Prior to closing the Mortgage, the General Partner shall provide to the Special Limited Partner a draft of the Mortgage documents for review and approval. Based on the draft Mortgage documents, if the terms of the Mortgage are not as specified above and the Special Limited Partner determines that the Debt Service Coverage of those Mortgage Loans requiring an amortized monthly principal and interest payment falls below 1.10 based on then current Cash Expenses and Cash Receipts then the General Partner shall adjust the principal loan amount and close on a Mortgage which will produce a 1.10 Debt Service Coverage.

Section 1.67 "Net Operating Income" shall mean the cash available for Distribution on an annual basis, when Cash Receipts exceed Cash Expenses.

Section 1.68 "Nonrecourse Deductions" shall have the meaning given it in Treasury Regulations Section 1.704-2(b)(1).

Section 1.69 "Nonrecourse Liability" shall have the meaning given it in Treasury Regulations Section 1.704-2(b)(3).

Section 1.70 "Operating Deficit" shall mean, for the applicable period, insufficient funds to pay operating costs when Cash Expenses exceed Cash Receipts, as determined in the aggregate for the Apartment Housing by the Accountant and approved by the Special Limited Partner.

Section 1.71 "Operating Deficit Guarantee Period" shall mean the period commencing the date the first apartment unit in the Apartment Housing is available for its intended use and ending three years following the achievement of three consecutive months of Break-even Operations for the Apartment Housing. The Operating Deficit Guarantee Period will not expire unless the Partnership has achieved Completion of Construction of the Apartment Housing.

Section 1.72 "Operating Loans" shall mean loans made by the General Partner to the Partnership pursuant to Article VI of this Agreement, which loans do not bear interest and are repayable only as provided in Article XI of this Agreement.

Section 1.73 "Original Limited Partner" shall collectively mean Star-Equities I LLC and Marylou Moore.

Section 1.74 "Partner(s)" shall collectively mean the General Partner, the Limited Partner and the Special Limited Partner or individually may mean any Partner as the context dictates.

Section 1.75 "Partner Nonrecourse Debt" shall have the meaning set forth in
Section 1.704-2(b)(4) of the Treasury Regulations.

Section 1.76 "Partner Nonrecourse Debt Minimum Gain" shall mean an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Treasury Regulations.

Section 1.77 "Partner Nonrecourse Deductions" shall have the meaning set forth in Sections 1.704-2 (i)(1) and 1.704-2(i)(2) of the Treasury Regulations.

Section 1.78 "Partnership" shall mean the limited partnership continued under this Agreement.

Section 1.79 "Partnership Minimum Gain" shall mean the amount determined in accordance with the principles of Treasury Regulation Sections 1.704-2(b)(2) and 1.704-2(d).

Section 1.80 "Person" shall mean either an individual, proprietorship, trust, estate, partnership, joint venture, association, company, corporation or other entity, as the circumstances dictate.

Section 1.81 "Plans and Specifications" shall mean the plans, blueprints and specifications manual for the construction of the Improvements which are approved by the local city/county building departments with jurisdiction over the construction of the Improvements and which Plans and Specifications are referred to in the Construction Contract. Any changes to the Plans and Specifications (after approval by the appropriate government building department) shall require the Consent of the Special Limited Partner, provided, however, that changes to the Plans and Specifications resulting in single line item changes of less than $1,500 in the Construction Contract shall not require such Consent, provided further that such changes shall not exceed an aggregate of $15,000.

Section 1.82 "Project Documents" shall mean all documents relating to the Construction Loan, the Mortgage Loan, the Construction Contract, the Title Policy and this Agreement. It shall also include all documents required by any governmental agency having jurisdiction over the Apartment Housing in connection with the development, construction and financing of the Apartment Housing, including but not limited to, the approved Plans and Specifications for the development and renovation of the Apartment Housing.

Section 1.83 "Projected Tax Credits" shall mean the Kingsfield Projected Tax Credits, the Morris Family Projected Tax Credits, and the Westridge Projected Tax Credits.

Section 1.84 "Qualified Tenants" shall mean any tenants who have incomes of 60% (or such smaller percentage as the General Partner shall agree) or less of the area median gross income, as adjusted for family size, so as to make the Apartment Housing eligible for LIHTC.

Section 1.85 "RD" shall mean Rural Development, United States Department of Agriculture, or any successor in interest thereto.

Section 1.86 "Rent Restriction Test" shall mean the test pursuant to Section 42 of the Code whereby the gross rent charged to tenants of the low-income apartment units in the Apartment Housing cannot exceed 30% of the qualifying income levels of those units under Section 42.

Section 1.87 "Revised Projected Tax Credits" shall have the meaning set forth in
Section 7.6(a) hereof.

Section 1.88 "Sale or Refinancing" shall mean any of the following items or transactions: a sale, transfer, exchange or other disposition of Kingsfield Apartments, Morris Family Apartments, or Westridge Apartments, a condemnation of or casualty at the Apartment Housing or any part thereof, a claim against a title insurance company, the refinancing of any Mortgage or other indebtedness of the Partnership and any similar item or transaction; provided, however, that the payment of Capital Contributions by the Partners shall not be included within the meaning of the term "Sale or Refinancing."

Section 1.89 "Sale or Refinancing Proceeds" shall mean all cash receipts of the Partnership arising from a Sale or Refinancing (including principal and interest received on a debt obligation received as consideration in whole or in part, on a Sale or Refinancing) less the amount paid or to be paid in connection with or as an expense of such Sale or Refinancing, and with regard to damage recoveries or insurance or condemnation proceeds, the amount paid or to be paid for repairs, replacements or renewals resulting from damage to or partial condemnation of the Apartment Housing.

Section 1.90 "Special Limited Partner" shall mean WNC Housing, L.P., a California limited partnership, and such other Persons as are admitted to the Partnership as additional or substitute Special Limited Partners pursuant to this Agreement.

Section 1.91 "State" shall mean the State of Illinois.

Section 1.92 "State Tax Credit Agency" shall mean the state agency of Illinois which has the responsibility and authority to administer the LIHTC program in Illinois.

Section 1.93 "Substitute Limited Partner" shall mean any Person who is admitted to the Partnership as a Limited Partner pursuant to Section 12.5 or acquires the Interest of the Limited Partner pursuant to Section 7.5 of this Agreement.

Section 1.94 "Syndication Fee" shall mean the fee payable to the General Partner in an amount equal to $10,000 for the General Partner's services in forming the Partnership, locating and approving the Limited Partner and the Special Limited Partner as the investors in the Partnership, negotiating and finalizing this Partnership Agreement and for such other services referenced in Treasury Regulation Section 1.709-2(B).

Section 1.95 "Tax Credit" shall mean any credit permitted under the Code or the law of any state against the federal or a state income tax liability of any Partner as a result of activities or expenditures of the Partnership including, without limitation, LIHTC.

Section 1.96 "Tax Credit Compliance Fee" shall mean the fee payable to the General Partner in accordance with Section 9.2(f) of this Agreement.

Section 1.97 "Tax Credit Conditions" shall mean, for the duration of the Compliance Period, any and all restrictions including, but not limited to, (a) the land use restriction agreement required by the State Tax Credit Agency to be recorded against the Apartment Housing; and (b) any applicable federal, state and local laws, rules and regulations, which must be complied with in order to qualify for the LIHTC or to avoid an event of recapture in respect of the LIHTC.

Section 1.98 "Tax Credit Period" shall mean the ten-year time period referenced in Code Section 42(f)(1) over which the Projected Tax Credits are allocated to the Partners. It is the intent of the Partners that the Kingsfield Projected Tax Credits, the Morris Family Projected Tax Credits, and the Westridge Projected Tax Credits will be allocated during the Tax Credit Period and not a longer term.

Section 1.99 "Title Policy" shall collectively mean the policies of insurance covering the fee simple title to Kingsfield Apartments, Morris Family Apartments, and Westridge Apartments from a company approved by the Special Limited Partner. The Title Policy shall be an ALTA owners title policy naming the Partnership, the Limited Partner and the Special Limited Partner as insured parties, and including the following endorsements: non-imputation, Fairways, access, contiguity, survey, owner's comprehensive, zoning and subdivision, if applicable. The Title Policies shall also insure against rights-of-way, easements, blanket easement or claims of easements, not shown by public records. The Title Policies for each of Kingfield Apartments, Morris Family Apartments and Westridge Apartments shall be in amounts equal to the aggregate of the Mortgage amount for each such project and the Limited Partner's Capital Contribution for each such project.

Section 1.100 "TRA 1986" shall mean the Tax Reform Act of 1986.

Section 1.101 "Treasury Regulations" shall mean the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

Section 1.102 "Westridge Apartments" shall mean the 3 buildings owned by the Partnership containing 24 apartment units in Mendota, Illinois and ancillary and appurtenant facilities being renovated for family use and built in accordance with the Project Documents. It shall also include all furnishings, equipment and personal property used in connection with the operation thereof.

Section 1.103 "Westridge Construction Loan" shall mean the loan obtained from the Construction Lender for the rehabilitation and development of Westridge Apartments, in the principal amount of $369,051 with interest charged at the rate of 8.5% per annum and a maturity date of December 31, 2002.

Section 1.104 "Westridge Mortgage Loan" shall mean the non-recourse permanent financing for Westridge Apartments, wherein the Partnership promises to pay (a) MHC the principal sum of $212,504, plus interest on the principal at the rate of 8% per annum, in monthly installments of $1559.27 commencing on January 1, 2002, with a maturity date of December 1, 2021; and (b) RD the principal sum of $382,034.55, with interest on the principal at the rate of 6.875% and an effective rate of 1% per annum pursuant to an Interest Credit and Rental Assistance Agreement entered into by RD and the Partnership, amortized over 40 years, payable in monthly installments of $836.53 commencing on January 1, 2002 (with the exception of the first payment in the amount of $244.07), with a maturity date of December 7, 2031. Upon the MHC Refinancing, the term "Westridge Mortgage Loan" shall include any financing for Westridge Apartments used to accomplish the MHC Refinancing.

Section 1.105 "Westridge Projected Annual Tax Credits" shall mean LIHTC in the amount of $26,802 for 2002, $53,599 for each of the years 2003-2011, and $26,797 for 2012, which the General Partner has projected to be the total amount of LIHTC which will be allocated to the Limited Partner by the Partnership for Westridge Apartments, constituting 99.98% of the aggregate amount of LIHTC of $563,100 to be available to the Partnership for Westridge Apartments.

Section 1.106 "Westridge Projected Tax Credits" shall mean LIHTC in the aggregate amount of $531,590.

Section 1.107 "Withdrawing" or "Withdrawal" (including the verb form "Withdraw" and the adjectival forms "Withdrawing" and "Withdrawn") shall mean, as to a General Partner, the occurrence of the death, adjudication of insanity or incompetence, Bankruptcy of such Partner, the withdrawal, removal or retirement from the Partnership of such Partner for any reason, including any sale, pledge, encumbering, assignment or other transfer of all or any part of its General Partner Interest and those situations when a General Partner may no longer continue as a General Partner by reason of any law or pursuant to any terms of this Agreement.

                                  Article II.
                                      NAME

         The name of the Partnership shall be "Mendota I Limited Partnership."

                                  Article III.
                PRINCIPAL EXECUTIVE OFFICE/AGENT FOR SERVICE

Section 3.1       Principal Executive Office.

         The principal executive office of the Partnership is located at 6735 Vistagreen Way, Suite 310, Rockford, Illinois 61107, or at such other place or places within the State as the General Partner may hereafter designate.

Section 3.2       Agent for Service of Process.

         The name of the agent for service of process on the Partnership is Michael K. Moore, whose address is 6260 East Riverside Boulevard, Suite 350, Rockford, Illinois 61111.

                                   Article IV.
                                     PURPOSE

Section 4.1       Purpose of the Partnership.

         The purpose of the Partnership is to acquire, construct, own and operate the Apartment Housing in order to provide, in part, Tax Credits to the Partners in accordance with the provisions of the Code and the Treasury Regulations applicable to LIHTC and to sell the Apartment Housing at the conclusion of the Compliance Period. The Partnership shall not engage in any business or activity which is not incident to the attainment of such purpose.

Section 4.2       Authority of the Partnership.

         In order to carry out its purpose, the Partnership is empowered and authorized to do any and all acts and things necessary, appropriate, proper, advisable or incidental to the furtherance and accomplishment of its purpose, and for protection and benefit of the Partnership in accordance with the Partnership Agreement, including but not limited to the following:

     (a) acquire ownership of the real property referred to in Exhibit "A" attached hereto;

     (b) construct, renovate, rehabilitate, own, maintain and operate the Apartment Housing in accordance with the Project Documents;

     (c) provide housing to Qualified Tenants, subject to the Minimum Set-Aside Test and the Rent Restriction Test and consistent with the requirements of the Project Documents so long as any Project Documents remain in force;

     (d) maintain and operate the Apartment Housing, including hiring the Management Agent (which Management Agent may be any of the Partners or an Affiliate thereof) and entering into any agreement for the management of the Apartment Housing during its rent-up and after its rent-up period in accordance with this Agreement;

     (e) enter into the Construction Loan and Mortgage;

     (f) rent dwelling units in the Apartment Housing from time to time, in accordance with the provisions of the Code applicable to LIHTC; and

     (g) do any and all other acts and things necessary or proper in accordance with this Agreement.

                                   Article V.
                                      TERM

         The Partnership term commenced upon the filing of the Certificate of Limited Partnership in the office of, and on the form prescribed by, the Secretary of State of Illinois, and shall continue until December 31, 2058 unless terminated earlier in accordance with the provisions of this Agreement or as otherwise provided by law.

                                  Article VI.
                    GENERAL PARTNER'S CONTRIBUTIONS AND LOANS

Section 6.1       Capital Contribution of General Partner.

     (a) The General Partner has made a Capital Contribution of $50.

     (b) If the General Partner fails to accomplish the MHC Refinancing by December 31, 2002, then the General Partner shall be required by December 31, 2002 to make an additional Capital Contribution in an amount equal to the total sum required to retire all of the outstanding Mortgage Loans from MHC.

Section 6.2       Construction Obligations.

     (a)  The  General  Partner  hereby   guarantees  lien  free  Completion  of
Construction of the Apartment Housing on or before September 1, 2002 (the "Completion Date") at a total development cost of not more than $1,133,159 for Kingsfield Apartments, $2,421,869 for Morris Family Apartments, and $1,012,838 for Westridge Apartments (for each such project, the "Development Budget"), which includes all hard and soft costs incident to the acquisition, development, and renovation of the Apartment Housing in accordance with the Development Budget, the Construction Contract, and the Project Documents. At any time during construction, if the Special Limited Partner ascertains that the Development Budget for Kingfield Apartments, Morris Family Apartments or Westridge Apartments, less the Development Fee for such project, exceeds the sum of the Capital Contributions and the Mortgage amount for such project, then the General Partner shall be responsible for and shall be obligated to pay the difference thereof within thirty days of receiving written notice from the Special Limited Partner. Upon such notice from the Special Limited Partner, the General Partner shall advance the requested funds into the Construction Lender's construction account. Any advances by the General Partner pursuant to this Section shall not be repayable, shall not change the Interest of any Partner in the Partnership and shall be considered a guaranteed payment to the Partnership for cost overruns.

     (b) In addition, if (1) the Improvements are not completed on or before the Completion Date (which date may be extended in the events of Force Majeure, but in no event longer than three months from the Completion Date); (2) prior to completing the Improvements, the Construction Lender sends a notice of default under any of the Construction Loans; or (3) a foreclosure action is commenced against the Partnership with regard to any of its properties, then at the Special Limited Partner's election, either the General Partner will be removed from the Partnership and the Special Limited Partner will be admitted as successor General Partner, all in accordance with Article XIII hereof, or the General Partner will repurchase the Interest of the Limited Partner and the Special Limited Partner for an amount equal to the amounts theretofore paid by the Limited Partner and the Special Limited Partner, and the Limited Partner and the Special Limited Partner shall have no further Interest in the Partnership. If the Special Limited Partner elects to have the General Partner repurchase such Interests then the repurchase shall occur within 30 days after the General Partner receives written demand from the Special Limited Partner. If the Special Limited Partner elects to remove the General Partner then the provisions of
Article XIII apply.

Section 6.3       Operating Obligations.

         From the earlier of the date the first apartment unit in Kingsfield Apartments, Morris Family Apartments or Westridge Apartments is available for its intended use or Completion of Construction of the projects comprising the Apartment Housing until three consecutive months of Break-even Operations calculated in the aggregate for the Apartment Housing, the General Partner will immediately provide to the Partnership the necessary funds to pay Operating Deficits, which funds shall not be repayable, shall not change the Interest of any Partner and shall be considered a guaranteed payment to the Partnership for cost overruns. For the balance of the Operating Deficit Guarantee Period, the General Partner will immediately provide Operating Loans to pay any Operating Deficits. The aggregate maximum amount of the Operating Loan(s) the General Partner will be obligated to lend will be equal to one year's operating expenses for the Apartment Housing (including debt and reserves) approved by the General Partner and the Special Limited Partner. Each Operating Loan shall be nonrecourse to the Partners, and shall be repayable out of 50% of the available Net Operating Income or Sale or Refinancing Proceeds in accordance with Article XI of this Agreement.

Section 6.4       Other General Partner Loans.

         After expiration of the Operating Deficit Guarantee Period, with the Consent of the Special Limited Partner, the General Partner may loan to the Partnership any sums required by the Partnership and not otherwise reasonably available to it. Any such loan shall bear simple interest (not compounded) at the 10-year Treasury money market rate in effect as of the day of the General Partner loan, or, if lesser, the maximum legal rate. The maturity date and repayment schedule of any such loan shall be as agreed to by the General Partner and the Special Limited Partner. The terms of any such loan shall be evidenced by a written instrument. The General Partner shall not charge a prepayment penalty on any such loan. Any loan in contravention of this Section shall be deemed an invalid action taken by the General Partner and such advance will be classified as a General Partner Capital Contribution.

                                  Article VII.
                  CAPITAL CONTRIBUTIONS OF LIMITED PARTNER
                           AND SPECIAL LIMITED PARTNER

Section 7.1       Original Limited Partner.

         The Original Limited Partner made an aggregate capital contribution of $950. Effective as of the date of this Agreement, the Original Limited Partner's Interest has been liquidated and the Partnership has reacquired the Original Limited Partner's Interest in the Partnership. The Original Limited Partner acknowledges that it has no further interest in the Partnership as a limited partner as of the date of this Agreement, and has released all claims, if any, against the Partnership arising out of its participation as a limited partner.

Section 7.2       Capital Contribution of Limited Partner for Kingsfield
Apartments.

         The Limited Partner shall make a Capital Contribution for Kingsfield Apartments in the amount of $403,426, as may be adjusted in accordance with
Section 7.6 of this Agreement, in cash on the dates and subject to the conditions hereinafter set forth.

     (a) $262,227 shall be payable upon the Limited Partner's receipt and approval of the following documents:

          (1) a legal opinion in a form substantially similar to the form of opinion attached hereto as Exhibit "B" and incorporated herein by this reference;

          (2) a fully executed Certification and Agreement in the form attached hereto as Exhibit "C" and incorporated herein by this reference;

          (3) a copy of a title commitment (in a form and substance satisfactory to the Special Limited Partner) constituting an agreement by such title company to issue the Title Policy for Kingsfield Apartments within sixty working days. The title commitment will show Kingsfield Apartments to be free from liens except the Kingsfield Mortgage Loan and free from other exceptions not previously approved by the Special Limited Partner;

          (4) Insurance for Kingsfield Apartments required during construction;

          (5) a copy of the executed grant deed for Kingsfield Apartments (warranty deed);

          (6) all documents and workpapers supporting the 10% carryover determination for Kingsfield Apartments;

          (7) fully executed Kingsfield Construction Loan and Kingsfield Mortgage Loan documents (including a copy of the recorded declaration of restrictive covenants/extended use agreement entered into between the Partnership and the State Tax Credit Agency); and

          (8) the construction draw disbursement procedure for Kingsfield Apartments.

     (b) $40,343 shall be payable upon the Limited Partner's receipt and approval of the following documents:

          (1) the Construction Inspector's certification of 75% completion of the renovation of Kingsfield Apartments, such determination to be based on the expenditure of 75% of the construction costs identified in the Kingsfield Apartments Development Budget;

          (2) a determination by the Special Limited Partner that the construction financing for Kingsfield Apartments is In-Balance;

          (3) endorsement to the Title Policy for Kingsfield Apartments dated no more than ten days prior to the scheduled Capital Contribution and confirming that there are no liens, claims or rights to a lien or judgments filed against the property or Kingsfield Apartments during the time period since the issuance of the Title Policy referenced above in Section 7.2(a);

          (4) a fully executed carryover allocation of LIHTC for Kingsfield Apartments; and

          (5) any documents previously not provided to the Limited Partner but required pursuant to this or preceding paragraphs of this Section 7.2 or pursuant to Sections 14.3(a) or (b).

     (c) $40,343 shall be payable upon the Limited Partner's receipt and approval of the following documents:

          (1) Completion of Construction of Kingsfield Apartments and a completion certification in a form substantially similar to the form attached hereto as Exhibit "D" and incorporated herein by this reference, indicating that Kingsfield Apartments has been completed in accordance with the Project Documents;

          (2) a construction closeout binder for Kingsfield Apartments, which shall include, but is not limited to, as-built drawings, all operating manuals, and all manufacturing warranty agreements. In addition, the Contractor shall provide the Partnership a one-year warranty on all parts, materials and work-quality;

          (3) a letter from the Contractor in a form substantially similar to the form attached hereto as Exhibit "F" and incorporated herein by this reference stating that all amounts payable to the Contractor for Kingsfield Apartments have been paid in full and that the Partnership is not in violation of the Kingsfield Apartments Construction Contract;

          (4) a certificate of occupancy (or equivalent evidence of local occupancy approval if a permanent certificate is not available) on all the apartment units in Kingsfield Apartments;

          (5) Insurance required during operations of Kingsfield Apartments;

          (6) An update to the Title Policy for Kingsfield Apartments dated no more than ten days prior to the scheduled Capital Contribution confirming that there are no liens, claims or rights to a lien or judgments filed against the property or Kingsfield Apartments during the time period since the issuance of the Title Policy referenced above in Section 7.2(a);

          (7) any documents previously not provided to the Limited Partner but required pursuant to this or preceding paragraphs of Section 7.2 or pursuant to Sections 14.3(a) or (b).

     (d) $40,343 shall be payable upon the Limited Partner's receipt and approval of the following documents:

          (1) Debt Service Coverage for Kingsfield Apartments of 1.10 for 90 consecutive days immediately prior to funding;

          (2) the current rent roll evidencing a minimum 90% occupancy of Kingsfield Apartments by Qualified Tenants for 90 consecutive days immediately prior to funding;

          (3) tenant income verification data sufficient to establish that 100% of the apartment units in Kingsfield Apartments qualify under Section 42 of the Code;

          (4) copies of the executed lease agreements with the tenants of Kingsfield Apartments;

          (5) copies of all initial tenant files for Kingsfield Apartments, including completed applications, completed questionnaires or checklist of income and assets, documentation of third party verification of income and assets, and income certification forms (LIHTC specific) collected by the Management Agent, or General Partner, verifying each tenant's eligibility pursuant to the Minimum Set-Aside Test;

          (6) any documents previously not provided to the Limited Partner but required pursuant to this or preceding paragraphs of Section 7.2 or pursuant to Sections 14.3(a) or (b).

     (e) $20,171 shall be payable upon the Limited Partner's receipt and approval of the following documents:

          (1) endorsement to the Title Policy for Kingsfield Apartments dated no more than ten days prior to the scheduled Capital Contribution and confirming that there are no liens, claims or rights to a lien or judgments filed against Kingsfield Apartments or the property during the time period since the issuance of the Title Policy referenced above in Section 7.2(a);

          (2) an audited construction cost certification for Kingsfield Apartments that includes an itemization of development, acquisition, and construction or rehabilitation costs of Kingsfield Apartments and the eligible basis and applicable percentage of each building of Kingsfield Apartments;

          (3) the Accountant's final Tax Credit certification for Kingsfield Apartments in a form substantially similar to the form attached hereto as Exhibit "E" and incorporated herein by this reference;

          (4) Internal Revenue Code Form 8609 for Kingsfield Apartments, or any successor form;

          (5) the first year tax return in which Tax Credits for Kingsfield Apartments are taken by the Partnership, unless the Tax Credits are deferred until the following year and such deferral has been approved by the Special Limited Partner;

          (6) the audited Partnership  financial  statements required by Section
14.3 for the year Kingsfield Apartments is placed-in-service and the Partnership has achieved Completion of Construction of Kingsfield Apartments; and

          (7) any documents previously not provided to the Limited Partner but required pursuant to this Section 7.2 or Sections 14.3(a) and (b).

Section 7.3       Capital Contribution of Limited Partner for Morris Family
                  Apartments.

         The Limited Partner shall make a Capital Contribution for Morris Family Apartments in the amount of $917,721, as may be adjusted in accordance with
Section 7.6 of this Agreement, in cash on the dates and subject to the conditions hereinafter set forth.

     (a) $596,518 shall be payable upon the Limited Partner's receipt and approval of the following documents:

          (1) a legal opinion in a form substantially similar to the form of opinion attached hereto as Exhibit "B" and incorporated herein by this reference;

          (2) a fully executed Certification and Agreement in the form attached hereto as Exhibit "C" and incorporated herein by this reference;

          (3) a copy of a title commitment (in a form and substance satisfactory to the Special Limited Partner) constituting an agreement by such title company to issue the Title Policy for Morris Family Apartments within sixty working days. The title commitment will show Morris Family Apartments to be free from liens except the Morris Family Mortgage Loan and free from other exceptions not previously approved by the Special Limited Partner;

          (4) Insurance for Morris Family Apartments required during construction;

          (5) a copy of the executed grant deed for Morris Family Apartments (warranty deed);

          (6) all documents and workpapers supporting the 10% carryover determination for Morris Family Apartments;

          (7) fully executed Morris Family Construction Loan and Morris Family Mortgage Loan documents (including a copy of the recorded declaration of
restrictive   covenants/extended   use   agreement   entered  into  between  the
Partnership and the State Tax Credit Agency); and

     (8)  the  construction  draw  disbursement   procedure  for  Morris  Family
Apartments.

     (b) $91,722 shall be payable upon the Limited Partner's receipt and approval of the following documents:

          (1) the Construction Inspector's certification of 75% completion of the renovation of Morris Family Apartments, such determination to be based on the expenditure of 75% of the construction costs identified in the Morris Family Apartments Development Budget;

          (2) a determination by the Special Limited Partner that the construction financing for Morris Family Apartments is In-Balance;

          (3) endorsement to the Title Policy for Morris Family Apartments dated no more than ten days prior to the scheduled Capital Contribution and confirming that there are no liens, claims or rights to a lien or judgments filed against the property or Morris Family Apartments during the time period since the issuance of the Title Policy referenced above in Section 7.3(a);

          (4) a fully executed carryover allocation of LIHTC for Morris Family Apartments; and

          (5) any documents previously not provided to the Limited Partner but required pursuant to this or preceding paragraphs of Section 7.3 or pursuant to Sections 14.3(a) or (b).

     (c) $91,772 shall be payable upon the Limited Partner's receipt and approval of the following documents:

          (1) Completion of Construction of Morris Family Apartments and a completion certification in a form substantially similar to the form attached hereto as Exhibit "D" and incorporated herein by this reference, indicating that Morris Family Apartments has been completed in accordance with the Project Documents;

          (2) a construction closeout binder for Morris Family Apartments, which shall include, but is not limited to, as-built drawings, all operating manuals, and all manufacturing warranty agreements. In addition, the Contractor shall provide the Partnership a one-year warranty on all parts, materials and work-quality;

          (3) a letter from the Contractor in a form substantially similar to the form attached hereto as Exhibit "F" and incorporated herein by this reference stating that all amounts payable to the Contractor for Morris Family Apartments have been paid in full and that the Partnership is not in violation of the Morris Family Apartments Construction Contract;

          (4) a certificate of occupancy (or equivalent evidence of local occupancy approval if a permanent certificate is not available) on all the apartment units in Morris Family Apartments;

          (5) Insurance required during operations of Morris Family Apartments;

          (6) An update to the Title Policy for Morris Family Apartments dated no more than ten days prior to the scheduled Capital Contribution confirming that there are no liens, claims or rights to a lien or judgments filed against the property or Morris Family Apartments during the time period since the issuance of the Title Policy referenced above in Section 7.3(a);

          (7) any documents previously not provided to the Limited Partner but required pursuant to this Section 7.3 or Sections 14.3(a) and (b).

     (d) $91,772 shall be payable upon the Limited Partner's receipt and approval of the following documents:

          (1) Debt Service Coverage for Morris Family Apartments of 1.10 for 90 consecutive days immediately prior to funding;

          (2) the current rent roll evidencing a minimum 90% occupancy of Morris Family Apartments by Qualified Tenants for 90 consecutive days immediately prior to funding;

          (3) tenant income verification data sufficient to establish that 100% of the Apartment in Morris Family Apartments qualify under Section 42 of the Code;

          (4) copies of the executed lease agreements with the tenants of Morris Family Apartments;

          (5) copies of all initial tenant files for Morris Family Apartments, including completed applications, completed questionnaires or checklist of income and assets, documentation of third party verification of income and assets, and income certification forms (LIHTC specific) collected by the Management Agent, or General Partner, verifying each tenant's eligibility pursuant to the Minimum Set-Aside Test;

          (6) any documents previously not provided to the Limited Partner but required pursuant to this or preceding paragraphs of Section 7.3 or pursuant to Sections 14.3(a) or (b).

     (e) $45,887 shall be payable upon the Limited Partner's receipt and approval of the following documents:

          (1) endorsement to the Title Policy for Morris Family Apartments dated no more than ten days prior to the scheduled Capital Contribution and confirming that there are no liens, claims or rights to a lien or judgments filed against Morris Family Apartments or the property during the time period since the issuance of the Title Policy referenced above in Section 7.3(a);

          (2) an audited construction cost certification for Morris Family Apartments that includes an itemization of development, acquisition, and construction or rehabilitation costs of Morris Family Apartments and the eligible basis and applicable percentage of each building of Morris Family Apartments;

          (3) the Accountant's final Tax Credit certification for Morris Family Apartments in a form substantially similar to the form attached hereto as Exhibit "E" and incorporated herein by this reference;

          (4) Internal Revenue Code Form 8609 for Morris Family Apartments, or any successor form;

          (5) the first year tax return in which Tax Credits for Morris Family Apartments are taken by the Partnership, unless the Tax Credits are deferred until the following year and such deferral has been approved by the Special Limited Partner;

          (6) the audited Partnership  financial  statements required by Section
14.3 for the year Morris Family Apartments is placed-in-service and the Partnership has achieved Completion of Construction of Morris Family Apartments; and

          (7) any documents previously not provided to the Limited Partner but required pursuant to this Section 7.3 or Sections 14.3(a) and (b).

Section 7.4    Capital Contribution of Limited Partner for Westridge
               Apartments.

         The Limited Partner shall make a Capital Contribution for Westridge Apartments in the amount of $380,055, as may be adjusted in accordance with
Section 7.6 of this Agreement, in cash on the dates and subject to the conditions hereinafter set forth.

     (a) $247,360 shall be payable upon the Limited Partner's receipt and approval of the following documents:

          (1) a legal opinion in a form substantially similar to the form of opinion attached hereto as Exhibit "B" and incorporated herein by this reference;

          (2) a fully executed Certification and Agreement in the form attached hereto as Exhibit "C" and incorporated herein by this reference;

          (3) a copy of a title commitment (in a form and substance satisfactory to the Special Limited Partner) constituting an agreement by such title company to issue the Title Policy for Westridge Apartments within sixty working days. The title commitment will show Westridge Apartments to be free from liens except the Westridge Mortgage Loan and free from other exceptions not previously approved by the Special Limited Partner;

          (4) Insurance for Westridge Apartments required during construction;

          (5) a copy of the executed grant deed for Westridge Apartments (warranty deed);

          (6) all documents and workpapers supporting the 10% carryover determination for Westridge Apartments;

          (7) fully executed Westridge Construction Loan and Westridge Mortgage Loan documents (including a copy of the recorded declaration of restrictive covenants/extended use agreement entered into between the Partnership and the State Tax Credit Agency); and

          (8) the construction draw disbursement procedure for Westridge Apartments.

     (b) $38,055 shall be payable upon the Limited Partner's receipt and approval of the following documents:

          (1) the Construction Inspector's certification of 75% completion of the renovation of Westridge Apartments, such determination to be based on the expenditure of 75% of the construction costs identified in the Westridge Apartments Development Budget;

          (2) a determination by the Special Limited Partner that the construction financing for Westridge Apartments is In-Balance;

          (3) endorsement to the Title Policy for Westridge Apartments dated no more than ten days prior to the scheduled Capital Contribution and confirming that there are no liens, claims or rights to a lien or judgments filed against the property or Westridge Apartments during the time period since the issuance of the Title Policy referenced above in Section 7.4(a);

          (4) a fully executed carryover allocation of LIHTC for Westridge Apartments; and

          (5) any documents previously not provided to the Limited Partner but required pursuant to this or preceding paragraphs of Section 7.4 or pursuant to Sections 14.3(a) or (b).

     (c) $38,055 shall be payable upon the Limited Partner's receipt and approval of the following documents:

          (1) Completion of Construction of Westridge Apartments and a completion certification in a form substantially similar to the form attached hereto as Exhibit "D" and incorporated herein by this reference, indicating that Westridge Apartments has been completed in accordance with the Project Documents;

          (2) a construction closeout binder for Westridge Apartments, which shall include, but is not limited to, as-built drawings, all operating manuals, and all manufacturing warranty agreements. In addition, the Contractor shall provide the Partnership a one-year warranty on all parts, materials and work-quality;

          (3) a letter from the Contractor in a form substantially similar to the form attached hereto as Exhibit "F" and incorporated herein by this reference stating that all amounts payable to the Contractor for Westridge Apartments have been paid in full and that the Partnership is not in violation of the Westridge Apartments Construction Contract;

          (4) a certificate of occupancy (or equivalent evidence of local occupancy approval if a permanent certificate is not available) on all the apartment units in Westridge Apartments;

          (5) Insurance required during operations of Westridge Apartments;

          (6) An update to the Title Policy for Westridge Apartments dated no more than ten days prior to the scheduled Capital Contribution confirming that there are no liens, claims or rights to a lien or judgments filed against the property or Westridge Apartments during the time period since the issuance of the Title Policy referenced above in Section 7.4 (a);

          (7) any documents previously not provided to the Limited Partner but required pursuant to this Section 7.4 or Sections 14.3(a) and (b).

     (d) $38,055 shall be payable upon the Limited Partner's receipt and approval of the following documents:

          (1) Debt Service Coverage for Westridge Apartments of 1.10 for 90 consecutive days immediately prior to funding;

          (2) the current rent roll evidencing a minimum 90% occupancy of Westridge Apartments by Qualified Tenants for 90 consecutive days immediately prior to funding;

          (3) tenant income verification data sufficient to establish that 100% of the apartment units in Westridge Apartments qualify under Section 42 of the Code;

          (4) copies of the executed lease agreements with the tenants of Westridge Apartments;

          (5) copies of all initial tenant files for Westridge Apartments, including completed applications, completed questionnaires or checklist of income and assets, documentation of third party verification of income and assets, and income certification forms (LIHTC specific) collected by the Management Agent, or General Partner, verifying each tenant's eligibility pursuant to the Minimum Set-Aside Test;

          (6) any documents previously not provided to the Limited Partner but required pursuant to this or preceding paragraphs of Section 7.4 or pursuant to Sections 14.3(a) or (b).

     (e) $19,030 shall be payable upon the Limited Partner's receipt and approval of the following documents:

          (1) endorsement to the Title Policy for Westridge Apartments dated no more than ten days prior to the scheduled Capital Contribution and confirming that there are no liens, claims or rights to a lien or judgments filed against Westridge Apartments or the property during the time period since the issuance of the Title Policy referenced above in Section 7.4(a);

          (2) an audited construction cost certification for Westridge Apartments that includes an itemization of development, acquisition, and construction or rehabilitation costs of Westridge Apartments and the eligible basis and applicable percentage of each building of Westridge Apartments;

          (3) the Accountant's final Tax Credit certification for Westridge Apartments in a form substantially similar to the form attached hereto as Exhibit "E" and incorporated herein by this reference;

          (4) Internal Revenue Code Form 8609 for Westridge Apartments, or any successor form;

          (5) the first year tax return in which Tax Credits for Westridge Apartments are taken by the Partnership, unless the Tax Credits are deferred until the following year and such deferral has been approved by the Special Limited Partner;

          (6) the audited Partnership  financial  statements required by Section
14.3 for the year Westridge Apartments is placed-in-service and the Partnership has achieved Completion of Construction of Westridge Apartments; and

          (7) any documents previously not provided to the Limited Partner but required pursuant to this Section 7.4 or Sections 14.3(a) and (b).

Section 7.5       Repurchase of Limited Partner's Interest.

         Within 60 days after the General Partner receives written demand from the Limited Partner and/or the Special Limited Partner, which written demand must be delivered within 3 years of the Limited Partner and/or Special Limited Partner having actual knowledge of the occurrence of an event warranting repurchase pursuant to this section, the Partnership shall repurchase the Limited Partner's Interest and/or the Special Limited Partner's Interest in the Partnership by refunding to it in cash the full amount of the Capital Contribution which the Limited Partner and/or the Special Limited Partner has theretofore made in the event that, for any reason, the Partnership shall fail to:

     (a) cause the Apartment Housing to be placed in service by September 1, 2002;

     (b) achieve 85% occupancy of the Apartment Housing by Qualified Tenants by September 1, 2002;

     (c)  obtain   carryover   allocations  in  compliance   with  Code  Section
42(h)(1)(E) prior to September 1, 2002;

     (d) meet both the Minimum Set-Aside Test and the Rent Restriction Test not later than December 31 of the first year the Partnership elects the LIHTC to commence in accordance with the Code;

     (e) at any time before the Completion Date, prevent a foreclosure, or abandonment of the Apartment Housing or fail to lift any order restricting construction of the Apartment Housing; or

     (f) replace a withdrawn Mortgage Loan commitment with a comparable commitment acceptable to the Special Limited Partner within a reasonable period of time.

Section 7.6       Adjustment of Capital Contributions.

     (a) The amounts of the Limited Partner's and the Special Limited Partner's Capital Contributions were determined in part upon the amount of Tax Credits that were expected to be available to the Partnership, and were based on the assumption that the Partnership would be eligible to claim, in the aggregate, the Kingsfield Projected Tax Credits, the Morris Family Projected Tax Credits and the Westridge Projected Tax Credits. If the anticipated amount of the Projected Tax Credits to be allocated to the Limited Partner and Special Limited Partner, as evidenced by IRS Form 8609, Schedule A thereto, provided to the Limited Partner and Special Limited Partner is less than 99.99% of $568,320 for Kingsfield Apartments, $1,207,770 for Morris Family Apartments, or $563,100 for Westridge Apartments (the new Projected Tax Credit amount, if applicable, shall be referred to as the "Revised Projected Tax Credits") then the Limited Partner's and Special Limited Partner's Capital Contribution provided for in Sections 7.2, 7.3, 7.4 and Section 7.7 shall be adjusted by the amount which will make the total Capital Contribution to be paid by the Limited Partner and Special Limited Partner to the Partnership equal to 71% of the Revised Projected Tax Credits so anticipated to be allocated to the Limited Partner and Special Limited Partner for Kingsfield Apartments and Westridge Apartments and 76% of the Revised Projected Tax Credits so anticipated to be allocated to the Limited Partner and Special Limited Partner for Morris Family Apartments. If any Capital Contribution adjustment referenced in this Section 7.6(a) is a reduction which is greater than the remaining Capital Contribution to be paid by the Partner whose Capital Contribution is being adjusted, then the General Partner shall have ninety days from the date the General Partner receives notice from either the Limited Partner or the Special Limited Partner to pay the shortfall to the Partner whose Capital Contribution is being adjusted. The amount paid by the General Partner pursuant to this Section will be deemed to be a Capital Contribution by the General Partner. Notwithstanding anything to the contrary in this Agreement, the General Partner's Capital Contribution required by this Section shall be disbursed to the Limited Partner as a return of capital. If the Capital Contribution adjustment referenced in this Section 7.6(a) is an increase then the Partner whose Capital Contribution is being adjusted shall have ninety days from the date the Limited Partner and Special Limited Partner have received notice from the General Partner to pay the increase.

     (b) The General Partner is required to use its best efforts to rent 100% of the Apartment Housing's units to Qualified Tenants throughout the Compliance Period. If, at the end of any calendar year during the first five calendar years following the year in which the Apartment Housing is placed in service, the Actual Tax Credit for Kingsfield Apartments, Morris Family Apartments or Westridge Apartments for the applicable fiscal year or portion thereof is or will be less than the Kingsfield Projected Annual Tax Credits, the Morris Family Projected Annual Tax Credits, or the Westridge Projected Annual Tax Credits as modified by Section 7.6(a) of this Agreement if applicable (the "Annual Credit Shortfall"), then the next Capital Contribution owed by the Limited Partner shall be reduced by the Annual Credit Shortfall amount, and any portion of such Annual Credit Shortfall in excess of such Capital Contribution shall be applied to reduce succeeding Capital Contributions of the Limited Partner. If the Annual Credit Shortfall is greater than the Limited Partner's remaining Capital Contributions, then the General Partner shall pay to the Limited Partner the excess of the Annual Credit Shortfall over the remaining Capital Contributions. The General Partner shall have sixty days to pay the Annual Credit Shortfall from the date the General Partner receives notice from the Special Limited
Partner. The provisions of this Section 7.6(b) shall apply equally to the Special Limited Partner in proportion to its Capital Contribution and anticipated annual Tax Credit. The amount paid by the General Partner pursuant to this Section will be deemed to be a Capital Contribution by the General Partner. Notwithstanding anything to the contrary in this Agreement, the General Partner's Capital Contribution required by this Section shall be disbursed to the Limited Partner as a return of capital.

     (c) In the event that, for any reason, at any time after the first five calendar years following the year in which the Apartment Housing is placed in service, there is an Annual Credit Shortfall, then there shall be a reduction in the General Partner's share of Net Operating Income in an amount equal to the Annual Credit Shortfall and said amount shall be paid to the Limited Partner. In the event there are not sufficient funds to pay the full Annual Credit Shortfall to the Limited Partner at the time of the next Distribution of Net Operating Income, then the unpaid Annual Credit Shortfall shall be repaid in the next year in which sufficient monies are available from the General Partner's share of Net Operating Income. In the event a Sale or Refinancing of the Apartment Housing occurs prior to repayment in full of the Annual Credit Shortfall then the excess will be paid in accordance with Section 11.2(b). The provisions of this Section 7.6(c) shall apply equally to the Special Limited Partner in proportion to its Capital Contribution and anticipated annual Tax Credit.

     (d) The General Partner has represented, in part, that the Limited Partner will receive Kingsfield Projected Annual Tax Credits of $28,413 for 2002 and $56,821 for 2003, Morris Family Projected Annual Tax Credits of $60,382 for 2002 and $120,753 for 2003, and Westridge Projected Annual Tax Credits of $26,802 for 2002 and $53,599 for 2003. In the event the 2002 or 2003 Actual Tax Credits for Kingsfield Apartments, Morris Family Apartments, or Westridge Apartments are less than projected, then the Limited Partner's Capital Contribution for Kingsfield Apartments and Westridge Apartments shall be reduced by an amount equal to 71% times the difference between the Kingsfield Projected Annual Tax Credits or the Westridge Projected Annual Tax Credits for 2002 or 2003 and the Actual Tax Credits for Kingsfield Apartments or Westridge Apartments for 2002 or 2003 and the Limited Partner's Capital Contribution for Morris Family Apartments shall be reduced by an amount equal to 76% times the difference between the Morris Family Projected Annual Tax Credits for 2002 or 2003 and the Actual Tax Credits for Morris Family Apartments for 2002 or 2003, provided that the Projected Annual Tax Credits for 2003 for each such apartment complex are subject to adjustment pursuant to Section 7.6(a) without any reduction in Capital Contribution under this section. If the 2002 or 2003 Actual Tax Credits are less than projected, then the Special Limited Partner's Capital Contribution shall be reduced following the same equation referenced in the preceding sentence. If, at the time of determination thereof, the Capital Contribution adjustment referenced in this Section 7.6(d) is greater than the balance of the Limited Partner's or Special Limited Partner's Capital Contribution payment which is then due, if any, then the excess amount shall be paid by the General Partner to the Limited Partner and/or the Special Limited Partner within sixty days of the General Partner receiving notice of the reduction from the Limited Partner and/or the Special Limited Partner. The amount paid by the General Partner pursuant to this Section will be deemed to be a Capital Contribution by the General Partner. Notwithstanding anything to the contrary in this Agreement, the General Partner's Capital Contribution required by this Section shall be disbursed to the Limited Partner as a return of capital.

     (e) The Partners recognize and acknowledge that the Limited Partner and the Special Limited Partner are making their Capital Contributions, in part, on the expectation that the Projected Tax Credits are allocated to the Partners over the Tax Credit Period. If the Projected Tax Credits are not allocated to the Partners during the Tax Credit Period then the Limited Partner's and Special Limited Partner's Capital Contribution shall be reduced by an amount agreed upon by the Partners, in good faith, to provide the Limited Partner and the Special Limited Partner with their anticipated internal rate of return.

     (f) In the event there is: (1) a filing of a tax return by the Partnership evidencing a reduction in the qualified basis or eligible basis of the Apartment Housing causing a recapture of Tax Credits previously allocated to the Limited Partner or an adjustment to Schedule K-1; (2) a reduction in the qualified basis or eligible basis of the Apartment Housing for income tax purposes following an examination or review by the Internal Revenue Service ("IRS") resulting in a recapture or reduction of Tax Credits previously claimed or an adjustment to Schedule K-1; (3) a decision by any court or administrative body upholding an assessment of deficiency against the Partnership with respect to any Tax Credit previously claimed or tax losses previously claimed, in connection with the Apartment Housing, unless the Partnership shall timely appeal such decision and the collection of such assessment shall be stayed pending the disposition of such appeal; or (4) a decision of a court affirming such decision upon such appeal then, in addition to any other payments to which the Limited Partner and/or the Special Limited Partner are entitled under the terms of this section, the General Partner shall pay to the Limited Partner and the Special Limited Partner within 60 days of receiving notice from the Limited Partner and/or the Special Limited Partner the sum of (A) the amount of the Tax Credit recapture,
(B) any interest and penalties imposed on the Limited Partner or Special Limited Partner with respect to such recapture; and (C) an amount sufficient to pay any tax liability owed by the Limited Partner or Special Limited Partner resulting from the receipt of the amounts specified in (A)and (B) provided that the General Partner shall have no liability under this Section if the recapture or reduction of Tax Credits results from a legislative amendment to the Code following the date of this Agreement. The amount paid by the General Partner pursuant to this Section will be deemed to be a Capital Contribution by the General Partner. Notwithstanding anything to the contrary in this Agreement, the General Partner's Capital Contribution required by this Section shall be disbursed to the Limited Partner as a return of Capital.

     (g) In the event that the General Partner fails by December 31, 2002 either to accomplish the MHC Refinancing or, in lieu thereof, to make the Capital Contribution required by Section 6.1(b), the Investor Member shall not be required to make any Capital Contributions described in Section 7.2, Section 7.3, and Section 7.4 that it has not yet made.

     (h) The increase in the Capital Contribution of the Limited Partner and the Special Limited Partner pursuant to Section 7.6(a) shall be subject to the Limited Partner and Special Limited Partner having funds available to pay any such increase at the time of its notification of such increase. For these purposes, any funds theretofore previously earmarked by the Limited Partner or Special Limited Partner to make other investments, or to be held as required reserves, shall not be considered available for payment hereunder.

Section 7.7       Capital Contribution of Special Limited Partner.

         The Special Limited Partner shall make a Capital Contribution of $170, representing $40 for Kingsfield Apartments, $92 for Morris Family Apartments $38 for Westridge Apartments, at the time of the Limited Partner's Capital Contribution payment referenced in Section 7.2(a), 7.3(a), and 7.4(a) and upon the same conditions.

Section 7.8       Return of Capital Contribution.

         From time to time the Partnership may have cash in excess of the amount required for the conduct of the affairs of the Partnership, and the General Partner may, with the Consent of the Special Limited Partner, determine that such cash should, in whole or in part, be returned to the Partners, pro rata, in reduction of their Capital Contribution. No such return shall be made unless all liabilities of the Partnership (except those to Partners on account of amounts credited to them pursuant to this Agreement) have been paid or there remain assets of the Partnership sufficient, in the sole discretion of the General Partner, to pay such liabilities.

Section 7.9       Liability of Limited Partner and Special Limited Partner.

         The Limited Partner and Special Limited Partner shall not be liable for any of the debts, liabilities, contracts or other obligations of the Partnership. The Limited Partner and Special Limited Partner shall be liable only to make Capital Contributions in the amounts and on the dates specified in this Agreement and, except as otherwise expressly required hereunder, shall not be required to lend any funds to the Partnership or, after their respective Capital Contributions have been paid, to make any further Capital Contribution to the Partnership.

                                 Article VIII.
                        WORKING CAPITAL AND RESERVES

Section 8.1       Replacement and Reserve Accounts.

         The General Partner, on behalf of the Partnership, shall establish Replacement and Reserve Accounts for Kingsfield Apartments, Morris Family Apartments and Westridge Apartments and shall deposit thereinto an annual amount equal to $250 per residential unit per year for each project for the purpose of capital improvements. Said deposits shall be made monthly in equal installments. Withdrawals from such accounts exceeding $2,000 per occurrence shall be made only with the Consent of the Special Limited Partner. The aggregate annual deposit into the Replacement and Reserve Accounts shall be adjusted in accordance with Mortgage Loan requirements. Any balance remaining in the accounts at the time of a sale of Kingsfield Apartments, Morris Family Apartments or Westridge Apartments shall be allocated and distributed equally between the General Partner and the Limited Partner or as required by RD.

Section 8.2       Tax and Insurance Account.

         The General Partner, on behalf of the Partnership, shall establish a tax and insurance account ("T & I Account") for the purpose of making the requisite Insurance premium payments and the real estate tax payments. The annual deposit to the T & I Account shall equal the total annual Insurance payment and the total annual real estate tax payment. Said amount shall be deposited monthly in an amount equal to 1/12th of the annual required amount. Withdrawals from such account shall be made only for its intended purpose. Any balance remaining in the account at the time of a sale of the Apartment Housing shall be allocated and distributed equally between the General Partner and the Limited Partner.

Section 8.3       Other Reserves.

         The General Partner, on behalf of the Partnership, may establish out of funds available to the Partnership a reserve account sufficient in its sole discretion to pay any unforeseen contingencies which might arise in connection with the furtherance of the Partnership business including, but not limited to,
(a) any rent subsidy required to maintain rent levels in compliance with the Tax Credit Conditions; and (b) any debt service or other payments for which other funds are not provided for hereunder or otherwise expected to be available to the Partnership. The General Partner shall not be liable for any good-faith estimate which it shall make in connection with establishing or maintaining any such reserves nor shall the General Partner be required to establish or maintain any such reserves if, in its sole discretion, such reserves do not appear to be necessary.

                                  Article IX.
                             MANAGEMENT AND CONTROL

Section 9.1       Power and Authority of General Partner.

         Subject to the Consent of the Special Limited Partner or the consent of the Limited Partner where required by this Agreement, and subject to the other limitations and restrictions included in this Agreement, the General Partner shall have complete and exclusive control over the management of the Partnership business and affairs, and shall have the right, power and authority, on behalf of the Partnership, and in its name, to exercise all of the rights, powers and authority of a partner of a partnership without limited partners. If there is more than one General Partner, all acts, decisions or consents of the General Partners shall require the concurrence of all of the General Partners. No actions taken without the authorization of all the General Partners shall be deemed valid actions taken by the General Partners pursuant to this Agreement. No Limited Partner or Special Limited Partner (except one who may also be a General Partner, and then only in its capacity as General Partner within the scope of its authority hereunder) shall have any right to be active in the management of the Partnership's business or investments or to exercise any control thereover, nor have the right to bind the Partnership in any contract, agreement, promise or undertaking, or to act in any way whatsoever with respect to the control or conduct of the business of the Partnership, except as otherwise specifically provided in this Agreement.

Section 9.2       Payments to the General Partners and Others.

     (a) The Partnership shall pay to the Developer a Development Fee in the amount of $456,339, comprising $112,283 for Kingsfield Apartments, $244,115 for Morris Family Apartments, and $99,941 for Westridge Apartments, in accordance with the Development Fee Agreement entered into by and between the Developer and the Partnership on even date hereof. The Development Fee Agreement provides, in part, that the Development Fee shall first be paid from available proceeds in accordance with Section 9.2(b) of this Agreement and if not paid in full then the balance of the Development Fee will be paid in accordance with Section 11.1 of this Agreement.

     (b) The Partnership shall utilize the proceeds from the Capital Contributions paid pursuant to Sections 7.2, 7.3, 7.4 and Section 7.7 of this
Agreement for costs associated with the development and construction of the Apartment Housing including, but not limited to, land costs, Land Acquisition Fee, architectural fees, survey and engineering costs, financing costs, loan fees, Syndication Fee, building materials and labor. If any Capital Contribution proceeds are remaining after Completion of Construction of the Apartment Housing and all acquisition, development and construction costs, excluding the Development Fee, are paid in full and the Construction Loan retired, then the remainder shall: first, be paid to the Developer in payment of the Development Fee; second, be paid to the General Partner as a reduction of the General Partner's Capital Contribution; and third, any remaining Capital Contribution proceeds shall be paid to the General Partner as a Partnership oversight fee.

     (c) The Partnership shall pay to the Management Agent property management fees for the leasing and management of the Apartment Housing in an amount in accordance with the Management Agreement. The term of the Management Agreement shall not exceed one year, and the execution or renewal of any Management Agreement shall be subject to the prior Consent of the Special Limited Partner. If the Management Agent is an Affiliate of the General Partner and there is an Operating Deficit following the termination of the Operating Deficit Guarantee Period or depletion of the maximum Operating Deficit amount pursuant ot Section 8.4, whichever occurs first, then 40% of the management fee will be deferred ("Deferred Management Fee"). Deferred Management Fees, if any, shall be paid to the Management Agent in accordance with Section 11.1 of this Agreement.

          (1) The General Partner shall, upon receiving any request of the Mortgage lender requesting such action, dismiss the Management Agent as the entity responsible for management of the Apartment Housing under the terms of the Management Agreement; or the General Partner shall dismiss the Management Agent at the request of the Special Limited Partner.

          (2) The appointment of any successor Management Agent is subject to the Consent of the Special Limited Partner, which may only be sought after the General Partner has provided the Special Limited Partner with accurate and complete disclosure respecting the proposed Management Agent.

     (d) The Partnership shall pay to the Limited Partner an annual Asset Management Fee commencing in 2002 equal to 15% of the distribution allowed by RD but in no event less than $1,000 for the Limited Partner's services in assisting with the preparation of tax returns and the reports required in Sections 14.2 and 14.3 of this Agreement. The minimum annual Asset Management Fee of $1,000 shall be payable as allowed by RD, provided, however, that, if in any year Net Operating Income is insufficient to pay the full $1,000, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Net Operating Income, as provided in Section 11.1, or sufficient Sale or Refinancing Proceeds, as provided in Section 11.2. The General Partner shall ensure that any accrued Asset Management Fee will be reflected in the annual audited financial statement.

     (e) The Partnership shall pay to the General Partner through the Compliance Period an annual Incentive Management Fee equal to 35% of Net Operating Income commencing in 2003 for overseeing the marketing, lease-up and continued occupancy of the Partnership's apartment units, obtaining and monitoring the Mortgage Loan, maintaining the books and records of the Partnership, selecting and supervising the Partnership's Accountants, bookkeepers and other Persons required to prepare and audit the Partnership's financial statements and tax returns, and preparing and disseminating reports on the status of the Apartment Housing and the Partnership, all as required by Article XIV of this Agreement. The Partners acknowledge that the Incentive Management Fee is being paid as an inducement to the General Partner to operate the Partnership efficiently, to maximize occupancy and to increase the Net Operating Income. The Incentive Management Fee shall be payable from Net Operating Income in the manner and priority set forth in Section 11.1 of this Agreement upon completion and delivery of the annual audit pursuant to Section 14.2(a) of this Agreement. If the Incentive Management Fee is not paid in any year it shall not accrue for payment in subsequent years.

     (f) The Partnership shall pay to the General Partner through the Compliance Period an annual Tax Credit Compliance Fee equal to 35% of Net Operating Income commencing in 2002 for the services of the General Partner in ensuring compliance by the Partnership and the Apartment Housing with all Tax Credit rules and regulations. The Tax Credit Compliance Fee shall be payable from Net Operating Income in the manner and priority set forth in Section 11.1 of this Agreement upon completion and delivery of the annual audit pursuant to Section 14.2(a) of this Agreement. If the Tax Credit Compliance Fee is not paid in any year it shall not accrue for payment in subsequent years.

Section 9.3       Specific Powers of the General Partner.

         Subject to the other provisions of this Agreement, the General Partner, in the Partnership's name and on its behalf, may:

     (a) employ, contract and otherwise deal with, from time to time, Persons whose services are necessary or appropriate in connection with management and operation of the Partnership business, including, without limitation, contractors, agents, brokers, Accountants and Management Agents (provided that the selection of any Accountant or Management Agent has received the Consent of the Special Limited Partner) and attorneys, on such terms as the General Partner shall determine within the scope of this Agreement;

     (b) pay as a Partnership expense any and all costs and expenses associated with the formation, development, organization and operation of the Partnership, including the expense of annual audits, tax returns and LIHTC compliance;

     (c) deposit, withdraw, invest, pay, retain and distribute the Partnership's funds in a manner consistent with the provisions of this Agreement;

     (d) execute the Construction Loan and the Mortgage; and

     (e) execute, acknowledge and deliver any and all instruments to effectuate any of the foregoing.

Section 9.4       Authority Requirements.

         During the Compliance Period, the following provisions shall apply.

     (a) Each of the provisions of this Agreement shall be subject to, and the General Partner covenants to act in accordance with, the Tax Credit Conditions and all applicable federal, state and local laws and regulations.

     (b) The Tax Credit Conditions and all such laws and regulations, as amended or supplemented, shall govern the rights and obligations of the Partners, their heirs, executors, administrators, successor and assigns, and they shall control as to any terms in this Agreement which are inconsistent therewith, and any such inconsistent terms of this Agreement shall be unenforceable by or against any of the Partners.

     (c) Upon any dissolution of the Partnership or any transfer of the Apartment Housing, no title or right to the possession and control of the Apartment Housing and no right to collect rent therefrom shall pass to any Person who is not, or does not become, bound by the Tax Credit Conditions in a manner that, in the opinion of counsel to the Partnership, would avoid a recapture of Tax Credits thereof on the part of the former owners.

     (d) Any conveyance or transfer of title to all or any portion of the Apartment Housing required or permitted under this Agreement shall in all respects be subject to the Tax Credit Conditions and all conditions, approvals or other requirements of the rules and regulations of any authority applicable thereto.

Section 9.5       Limitations on General Partner's Power and Authority.

         Notwithstanding the provisions of this Article IX, the General Partner shall not:

     (a) except as required by Section 9.4, act in contravention of this Agreement;

     (b) act in any manner which would make it impossible to carry on the ordinary business of the Partnership;

     (c) confess a judgment against the Partnership;

     (d) possess Partnership property, or assign the Partner's right in specific Partnership property, for other than the exclusive benefit of the Partnership;

     (e) admit a Person as a General Partner except as provided in this Agreement;

     (f) directly or indirectly transfer control of the General Partner unless, following such change of control, Michael K. Moore or Michael K. Moore and Marylou Moore is/are the sole managing member(s) of Star-Holdings of Illinois, L.L.C. ("Star Holdings") with full control over the management of Star Holdings, and Star Holdings is the sole member of the sole member of the General Partner;

     (g) admit a Person as a Limited Partner or Special Limited Partner except as provided in this Agreement;

     (h) violate any provision of any Mortgage;

     (i) cause the Apartment Housing units to be rented to anyone other than Qualified Tenants;

     (j) violate the Minimum Set-Aside Test or the Rent Restriction Test for the Apartment Housing;

     (k) cause any recapture of the Tax Credits;

     (l) permit any creditor (with the exception of MHC) who makes a nonrecourse loan to the Partnership to have, or to acquire at any time as a result of making such loan, any direct or indirect interest in the profits, income, capital or other property of the Partnership, other than as a secured creditor;

     (m) commingle funds of the Partnership with the funds of another Person; or

     (n) take any action which requires the Consent of the Special Limited Partner or the consent of the Limited Partner unless the General Partner has received said Consent; or

     (o) pay any real estate commission for the sale or refinancing of the Apartment Housing, except as otherwise provided for in this Agreement.

Section 9.6       Restrictions on Authority of General Partner.

         Without the Consent of the Special Limited Partner, the General Partner shall not:

     (a) sell, exchange, lease (except in the normal course of business to Qualified Tenants and as provided in leases entered into prior to the date hereof), modify the terms of any lease (whether existing as of the date hereof or entered into after the date hereof), or otherwise dispose of the Apartment Housing;

     (b) incur indebtedness in the name of the Partnership other than the Construction Loan, the Mortgage or trade payables in the ordinary course of business;

     (c) use Partnership assets, property or Improvements to secure the debt of any Partners, their Affiliates, or any third party;

     (d) engage in any transaction not expressly contemplated by this Agreement in which the General Partner has an actual or potential conflict of interest with the Limited Partner or the Special Limited Partner other than transaction disclosed to the Limited Partner prior to the date of this Agreement;

     (e) contract away the fiduciary duty owed to the Limited Partner and the Special Limited Partner at common law;

     (f) take any action which would cause the Apartment Housing to fail to qualify, or which would cause a termination or discontinuance of the qualification of the Apartment Housing, as a "qualified low income housing project" under Section 42(g)(1) of the Code, as amended, or any successor thereto, or which would cause the Limited Partner to fail to obtain the Projected Tax Credits or which would cause the recapture of any LIHTC;

     (g) make any expenditure of funds, or commit to make any such expenditure, other than in response to an emergency, except as provided for in the annual budget approved by the Special Limited Partner, as provided in Section 14.3(i) hereof, or in other provisions of this Agreement;

     (h) cause the merger or other reorganization of the Partnership;

     (i) dissolve the Partnership;

     (j) acquire any real or personal property (tangible or intangible) in the name of the Partnership in addition to the Apartment Housing the aggregate value of which shall exceed $10,000 (other than easement or similar rights necessary or appropriate for the operation of the Apartment Housing);

     (k) become personally liable on or in respect of, or guarantee, the Mortgage or any other indebtedness of the Partnership;

     (l) pay any salary, fees or other compensation to a General Partner or any Affiliate thereof, except as authorized by Section 9.2 and Section 9.9 hereof or specifically provided for in this Agreement;

     (m) terminate the services of the Accountant, Construction Inspector, Contractor or Management Agent, or terminate, amend or modify the Construction Contract or any other Project Document, or grant any material waiver or consent thereunder;

     (n) cause the Partnership to redeem or repurchase all or any portion of the Interest of a Partner;

     (o) cause or permit the Partnership to make loans to the General Partner or any Affiliate;

     (p) bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Partnership, provided that Consent shall not be required if such claim or demand relates to a tenant dispute concerning a monetary amount less than $1,000;

     (q) agree or consent to any changes in the Plans and Specifications, to any change orders, or to any of the terms and provisions of the Construction Contract provided that Consent shall not be required for a change to a single line item in the Construction Contract of less than $1,500, provided further that such changes shall not exceed an aggregate of $15,000;

     (r) cause any funds to be paid to the General Partner or its Affiliates for laundry service, calble hook-up, telephone connection, computer access, satellite connection, compliance monitoring, initial rental set-up fee or similar service or fee;

     (s) on behalf of the Partnership, file or cause to be filed a voluntary petition in bankruptcy under the Federal Bankruptcy Code, or file or cause to be filed a petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or rule; or

     (t) settle any audit with the Internal Revenue Service concerning the adjustment or readjustment of any Partnership tax item, extend any statute of limitations, or initiate or settle any judicial review or action concerning the amount or character of any Partnership tax item.

Section 9.7       Duties of General Partner.

         The General Partner agrees that it shall at all times:

     (a) diligently and faithfully devote such of its time to the business of the Partnership as may be necessary to properly conduct the affairs of the Partnership;

     (b) file and publish all certificates, statements or other instruments required by law for the formation and operation of the Partnership as a limited partnership in all appropriate jurisdictions;

     (c) cause the Partnership to carry Insurance from an Insurance Company;

     (d) have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in its immediate possession or control;

     (e) have a fiduciary responsibility to not use or permit another to use Partnership funds or assets in any manner except for the benefit of the Partnership;

     (f) use its best efforts so that all requirements shall be met which are reasonably necessary to obtain or achieve (1) compliance with the Minimum Set-Aside Test, the Rent Restriction Test, and any other requirements necessary for the Apartment Housing to initially qualify, and to continue to qualify, for LIHTC; (2) issuance of all necessary certificates of occupancy, including all governmental approvals required to permit occupancy of all of the apartment units in the Apartment Housing; (3) compliance with all provisions of the Project Documents and (4) a reservation and allocation of LIHTC from the State Tax Credit Agency;

     (g) make inspections of the Apartment Housing and assure that the Apartment Housing is in decent, safe, sanitary and good condition, repair and working order, ordinary use and obsolescence excepted, and make or cause to be made from time to time all necessary repairs thereto (including external and structural repairs) and renewals and replacements thereof;

     (h) pay on behalf of the Partnership or cause the Partnership to pay, before the same shall become delinquent and before penalties accrue thereon all Partnership taxes, assessments and other governmental charges against the Partnership or its properties, and all of its other liabilities, except to the extent and so long as the same are being contested in good faith by appropriate proceedings in such manners as not to cause any material adverse effect on the Partnership's property, financial condition or business operations, with adequate reserves provided for such payments;

     (i) permit, and cause the Management Agent to permit, the Special Limited Partner and its representatives: (1) to have access to the Apartment Housing and personnel employed by the Partnership and by the Management Agent at all times during normal business hours after reasonable notice; (2) to examine all agreements, LIHTC compliance data and Plans and Specifications; and (3) to make copies thereof;

     (j) exercise good faith in all activities relating to the conduct of the business of the Partnership, including the development, operation and maintenance of the Apartment Housing, and shall take no action with respect to the business and property of the Partnership which is not reasonably related to the achievement of the purpose of the Partnership;

     (k) make any Capital Contributions, advances or loans required to be made by the General Partner under the terms of this Agreement;

     (l) establish and maintain on behalf of the Partnership or cause the Partnership to establish and maintain all reserves required to be established and maintained under the terms of this Agreement;

     (m) cause the Management Agent to manage the Apartment Housing in such a manner that the Apartment Housing will be eligible to receive LIHTC with respect to 100% of the apartment units in the Apartment Housing. To that end, the General Partner agrees, without limitation: (1) to make all elections requested by the Special Limited Partner under Section 42 of the Code to allow the Partnership or its Partners to claim the Tax Credit; (2) to file Form 8609 with respect to the Apartment Housing as required, for at least the duration of the Compliance Period; (3) to operate the Apartment Housing and cause the Management Agent to manage the Apartment Housing so as to comply with the requirements of
Section 42 of the Code, as amended, or any successor thereto, including, but not limited to, Section 42(g) and Section 42(i)(3) of the Code, as amended, or any successors thereto; (4) to make all certifications required by Section 42(l) of the Code, as amended, or any successor thereto; and (5) to operate the Apartment Housing and cause the Management Agent to manage the Apartment Housing so as to comply with all other Tax Credit Conditions;

     (n) perform such other acts as may be expressly required of it under the terms of this Agreement; and

     (o) maintain on its staff during construction and rent-up a trained and experienced project manager who is responsible for the development and construction of the Improvements, and responsible for obtaining Completion of Construction. In lieu of this employee, or if the project manager position remains vacant for twenty-one days, the General Partner shall retain the services of a construction management firm, which firm shall be pre-approved by the Special Limited Partner.

Section 9.8       Obligations to Repair and Rebuild Apartment Housing.

         With the approval of any lender, if such approval is required, any Insurance proceeds received by the Partnership due to fire or other casualty affecting the Apartment Housing will be utilized to repair and rebuild the Apartment Housing in satisfaction of the conditions contained in Section 42(j)(4) of the Code and to the extent required by any lender. Any such proceeds received in respect of such event occurring after the Compliance Period shall be so utilized or, if permitted by the Project Documents and with the Consent of the Special Limited Partner, shall be treated as Sale or Refinancing Proceeds.

Section 9.9       Partnership Expenses.

     (a) All of the Partnership's expenses shall be billed directly to and paid by the Partnership to the extent practicable. Reimbursements to the General Partner, or any of its Affiliates, by the Partnership shall be allowed only for the Partnership's Cash Expenses unless the General Partner is obligated to pay the same as an Operating Deficit during the Operating Deficit Guarantee Period, and subject to the limitations on the reimbursement of such expenses set forth herein. For purposes of this Section, Cash Expenses shall include fees paid by the Partnership to the General Partner or any Affiliate of the General Partner permitted by this Agreement and the actual cost of goods, materials and administrative services used for or by the Partnership, whether incurred by the General Partner, an Affiliate of the General Partner or a nonaffiliated Person in performing the foregoing functions. As used in the preceding sentence, "actual cost of goods and materials" means the actual cost of goods and materials used for or by the Partnership and obtained from entities which are not Affiliates of the General Partner, and actual cost of administrative services means the pro rata cost of personnel (as if such persons were employees of the Partnership) associated therewith, but in no event to exceed the amount which would be charged by nonaffiliated Persons for comparable goods and services.

     (b) Reimbursement to the General Partner or any of its Affiliates of operating cash expenses pursuant to Subsection (a) hereof shall be subject to the following:

          (1) no such reimbursement shall be permitted for services for which the General Partner or any of its Affiliates is entitled to compensation by way of a separate fee unless provided for in the Management Agreement and approved by RD; and

          (2) no such reimbursement shall be made for (A) rent or depreciation, utilities, capital equipment or other such administrative items, and (B) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any "controlling person" of the General Partner or any Affiliate of the General Partner. For the purposes of this Section 9.9(b)(2), "controlling person" includes, but is not limited to, any Person, however titled, who performs functions for the General Partner or any Affiliate of the General Partner similar to those of: (i) chairman or member of the board of directors; (ii) executive management, such as president, vice president or senior vice president, corporate secretary or treasurer; (iii) senior management, such as the vice president of an operating division who reports directly to executive management; or (iv) those holding 5% or more equity interest in such General Partner or any such Affiliate of the General Partner or a person having the power to direct or cause the direction of such General Partner or any such Affiliate of the General Partner, whether through the ownership of voting securities, by contract or otherwise.

Section 9.10      General Partner Expenses.

         The General Partner or Affiliates of the General Partner shall pay all Partnership expenses which are not permitted to be reimbursed pursuant to
Section 9.9 and all expenses which are unrelated to the business of the Partnership.

Section 9.11      Other Business of Partners.

         Any Partner may engage independently or with others in other business ventures wholly unrelated to the Partnership business of every nature and description, including, without limitation, the acquisition, development, construction, operation and management of real estate projects and developments of every type on their own behalf or on behalf of other partnerships, joint ventures, corporations or other business ventures formed by them or in which they may have an interest, including, without limitation, business ventures similar to, related to or in direct or indirect competition with the Apartment Housing. Neither the Partnership nor any Partner shall have any right by virtue of this Agreement or the partnership relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom. Conversely, no Person shall have any rights to Partnership assets, incomes or proceeds by virtue of such other ventures or activities of any Partner.

Section 9.12      Covenants, Representations and Warranties.

         The General Partner covenants, represents and warrants that the following are presently true, will be true at the time of each Capital Contribution payment made by the Limited Partner and will be true during the term of this Agreement, to the extent then applicable.

     (a) The Partnership is a duly organized limited partnership validly existing under the laws of the State and has complied with all filing requirements necessary for the protection of the limited liability of the Limited Partner and the Special Limited Partner.

     (b) The Partnership Agreement and the Project Documents are in full force and effect and neither the Partnership nor the General Partner is in breach or violation of any provisions thereof.

     (c) The Improvements will be completed in a timely and workerlike manner in accordance with all applicable requirements of all appropriate governmental entities and the Plans and Specifications of the Apartment Housing.

     (d) The Apartment Housing is being operated in accordance with standards and procedures which are prudent and customary for the operation of properties similar to the Apartment Housing.

     (e) All conditions to the funding of the Construction Loan and the Mortgage Loan have been met.

     (f) No Partner has or will have any personal liability with respect to or has or will have personally guaranteed the payment of the Mortgage.

     (g) The Partnership is in compliance with all construction and use codes applicable to the Apartment Housing and is not in violation of any zoning, environmental or similar regulations applicable to the Apartment Housing.

     (h) All appropriate public utilities, including sanitary and storm sewers, water, gas and electricity, are currently available and will be operating properly for all units in the Apartment Housing at the time of first occupancy and throughout the term of the Partnership.

     (i) All roads necessary for the full utilization of the Improvements have either been completed or the necessary rights of way therefore have been acquired by the appropriate governmental authority or have been dedicated to public use and accepted by said governmental authority.

     (j) The Partnership has obtained Insurance written by an Insurance Company.

     (k) The Partnership owns the fee simple interest in the Apartment Housing.

     (l) The Construction Contract has been entered into between the Partnership and the Contractor; no other consideration or fee shall be paid to the Contractor other than amounts set forth in the Construction Contract.

     (m)  The  General   Partner  will  require  the  Accountant  to  depreciate
Partnership   items  in  accordance   with  Exhibit  "G"  attached   hereto  and
incorporated herein by this reference.

     (n) To the best of the General Partner's knowledge: (1) no Hazardous Substance has been disposed of, or released to or from, or otherwise now exists in, on, under or around, the Apartment Housing and (2) no aboveground or underground storage tanks are now or have ever been located on or under the Apartment Housing. The General Partner will not install or allow to be installed any aboveground or underground storage tanks on the Apartment Housing. The General Partner covenants that the Apartment Housing shall be kept free of Hazardous Substance and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce or process Hazardous Substance, except in connection with the normal maintenance and operation of any portion of the Apartment Housing. The General Partner shall comply, or cause there to be compliance, with all applicable Federal, state and local laws, ordinances, rules and regulations with respect to Hazardous Substance and shall keep, or cause to be kept, the Apartment Housing free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations. The General Partner must promptly notify the Limited Partner and the Special Limited Partner in writing (3) if it knows, or suspects or believes there may be any Hazardous Substance in or around any part of the Apartment Housing, any Improvements constructed on the Apartment Housing, or the soil, groundwater or soil vapor, (4) if the General Partner or the Partnership may be subject to any threatened or pending investigation by any governmental agency under any law, regulation or ordinance pertaining to any Hazardous Substance, and (5) of any claim made or threatened by any Person, other than a governmental agency, against the Partnership or General Partner arising out of or resulting from any Hazardous Substance being present or released in, on or around any part of the Apartment Housing.

     (o) The General Partner has not executed and will not execute any agreements with provisions contradictory to, or in opposition to, the provisions of this Agreement.

     (p) The Partnership will allocate to the Limited Partner the Projected Annual Tax Credits, or the Revised Projected Tax Credits, if applicable.

     (q) No charges, liens or encumbrances exist with respect to the Apartment Housing other than those which are created or permitted by the Project Documents or Mortgage are noted or excepted in the Title Policy.

     (r) The Partnership shall retain the Architect of Record and ensure that the Architect of Record's responsibilities include, but are not limited to, preparing and overseeing the construction close-out procedures upon completion; inspecting for and overseeing resolution of the Contractor's final punch list items; receiving and approving operation and maintenance manuals; collecting, reviewing, approving and forwarding to the Parnership all warranties, check key count and key schedules; and confirming turnover of spare parts and materials.

     (s) The buildings on the Apartment Housing site constitute or shall constitute a "qualified low-income housing project" as defined in Section 42(g) of the Code, and as amplified by the Treasury Regulations thereunder. In this connection, not later than December 31 of the first year in which the Partners elect the LIHTC to commence in accordance with the Code, the Apartment Housing will satisfy the Minimum Set-Aside Test.

     (t) All accounts of the Partnership required to be maintained under the terms of the Project Documents, including, without limitation, any reserves in accordance with Article VIII hereof required to be funded as of the date hereof, are currently funded to required levels, including levels required by any governmental or lending authority.

     (u) The General Partner has not lent or otherwise advanced any funds to the Partnership other than its Capital Contribution, or Operating Deficit Loan, if applicable, and the Partnership has no unsatisfied obligation to make any payments of any kind to the General Partner or any Affiliate thereof, with the exception of payments pursuant to the Construction Loans and Mortgage Loans made by MHC.

     (v) No event has occurred which constitutes a default under any of the Project Documents.

     (w) No event has occurred which has caused, and the General Partner has not acted in any manner which will cause (1) the Partnership to be treated for federal income tax purposes as an association taxable as a corporation, (2) the Partnership to fail to qualify as a limited partnership under the Act, or (3) the Limited Partner to be liable for Partnership obligations; provided however, the General Partner shall not be in breach of this representation if the action causing the Limited Partner to be liable for the Partnership obligations is undertaken by the Limited Partner.

     (x) No event or proceeding, including, but not limited to, any legal actions or proceedings before any court, commission, administrative body or other governmental authority, and acts of any governmental authority having jurisdiction over the zoning or land use laws applicable to the Apartment Housing, has occurred the continuing effect of which has: (1) materially or adversely affected the operation of the Partnership or the Apartment Housing;
(2) materially or adversely affected the ability of the General Partner to perform its obligations hereunder or under any other agreement with respect to the Apartment Housing; or (3) prevented the Completion of Construction of the Improvements in substantial conformity with the Project Documents, other than legal proceedings which have been bonded against (or as to which other adequate financial security has been issued) in a manner as to indemnify the Partnership against loss; provided, however, the foregoing does not apply to matters of general applicability which would adversely affect the Partnership, the General Partner, Affiliates of the General Partner or the Apartment Housing only insofar as they or any of them are part of the general public.

     (y) Neither the Partnership nor the General Partner has any liabilities, contingent or otherwise, which have not been disclosed in writing to the Limited Partner and the Special Limited Partner and which in the aggregate affect the ability of the Limited Partner to obtain the anticipated benefits of its investment in the Partnership.

     (z) The General Partner will cause the Contractor to diligently proceed with construction of the Improvements according to the Plans and Specifications so that the Improvements can be completed by the Completion Date.

     (aa) During the Operating Deficit Guarantee Period, the Partnership will maintain a Debt Service Coverage of not less than 1.10 and will not close on a permanent loan or refinance a Mortgage loan if the Debt Service Coverage would fall below 1.10.

     (bb) The General Partner will ensure that the Architect of Record will have a policy of professional liability insurance in an amount not less than $1,000,000, which policy should remain in force for a period of at least two years after the closing and funding of the Mortgage.

     (cc) The General Partner and the Guarantor have and shall maintain an aggregate net worth equal to at least $1,000,000 computed in accordance with generally accepted accounting principles.

     (dd) The Partnership is in compliance with and will maintain compliance with the requirements of the federal Fair Housing Act of 1968 (42 U.S.C. 3600 et seq.) as amended, with respect to the Apartment Housing.

     (ee) Neither the General Partner nor its Affiliates will take any action or agree to any terms or conditions that are contrary to, or in disagreement with, the tax credit application used to secure the LIHTC, or the land use restriction agreement required to be recorded against the Apartment Housing

     (ff) (1) The Apartment Housing was acquired by purchase (as defined in Code
Section 179(d)(2)); (2) a period of at least 10 years has elapsed between the date on which the Partnership acquired the Apartment Housing and the date the Apartment Housing was last placed in service; and (3) the Apartment Housing was not previously placed in service by the Partnership, the General Partner, or any other person who was a related person (as defined in Code Section
42(d)(2)(D)(iii)(II)) with respect to the Partnership as of the time the Apartment Housing was previously placed in service.

         The General Partner shall be liable to the Limited Partner for any costs, damages, loss of profits, diminution in the value of its investment in the Partnership, or other losses, of every nature and kind whatsoever, direct or indirect, realized or incurred by the Limited Partner as a result of any material breach of the representations and warranties set forth in this Section 9.12.

                                   Article X.
                  ALLOCATIONS OF INCOME, LOSSES AND CREDITS

Section 10.1      General.

         All items includible in the calculation of Income or Loss not arising from a Sale or Refinancing, and all Tax Credits, shall be allocated 99.98% to the Limited Partner, 0.01% to the Special Limited Partner and 0.01% to the General Partner. In allocating the Tax Credits, the special allocation provisions of Section 10.3 shall not be taken into account.

Section 10.2      Allocations From Sale or Refinancing.

         All Income and Losses arising from a Sale or Refinancing of Kingsfield Apartments, Morris Family Apartments or Westridge Apartments shall be allocated between the Partners as follows:

     (a) As to Income:

          (1) first, an amount of Income equal to the aggregate negative balances (if any) in the Capital Accounts of all Partners having negative Capital Accounts (prior to taking into account the Sale or Refinancing and the Distribution of the related Sale or Refinancing Proceeds, but after giving effect to Distributions of Net Operating Income and allocations of other Income and Losses pursuant to this Article X up to the date of the Sale or Refinancing) shall be allocated to such Partners in proportion to their negative Capital Account balances until all such Capital Accounts shall have zero balances; and

          (2) the balance, if any, of such Income shall be allocated to the Partners in the proportion necessary so that the Partners will receive the amount to which they are entitled pursuant to Section 11.2 hereof.

     (b) Losses shall be allocated 99.98% to the Limited Partner, 0.01% to the Special Limited Partner and 0.01% to the General Partner.

     (c) Notwithstanding the foregoing provisions of Section 10.2(a) and (b), in no event shall any Losses be allocated to the Limited Partner or the Special Limited Partner if and to the extent that such allocation would create or increase an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner. In the event an allocation of 99.98% or 0.01% of each item includible in the calculation of Income or Loss not arising from a Sale or Refinancing, would create or increase an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner, respectively, then so much of the items of deduction other than projected depreciation shall be allocated to the General Partner instead of the Limited Partner or the Special Limited Partner as is necessary to allow the Limited Partner or the Special Limited Partner to be allocated 99.98% and 0.01%, respectively, of the items of Income and Apartment Housing depreciation without creating or increasing an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner, it being the intent of the parties that the Limited Partner and the Special Limited Partner always shall be allocated 99.98% and 0.01%, respectively, of the items of Income not arising from a Sale or Refinancing and 99.98% and 0.01%, respectively, of the Apartment Housing depreciation.

Section 10.3      Special Allocations.

         The following special allocations shall be made in the following order.

     (a) Except as otherwise provided in Section 1.704-2(f) of the Treasury Regulations, notwithstanding any other provisions of this Article X, if there is a net decrease in Partnership Minimum Gain during any Partnership fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person's share of the net decrease in Partnership Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(f)(6) and 1.704-2(j)(2) of the Treasury Regulations. This Section 10.3(a) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(f) of the Treasury Regulations and shall be interpreted consistently therewith.

     (b) Except as otherwise provided in Section 1.704-2(i)(4) of the Treasury Regulations, notwithstanding any other provision of this Article X, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership fiscal year, each Person who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations, shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person's share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Treasury Regulations. This Section 10.3(b) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(i)(4) of the Treasury Regulations and shall be interpreted consistently therewith.

     (c) In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), Section 1.704-1(b)(2)(ii)(d)(5), or Section
1.704-1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Partner as quickly as possible, provided that an allocation pursuant to this Section 10.3(c) shall be made if and only to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 10.3 have been tentatively made as if this Section 10.3(c) were not in the Agreement.

     (d) In the event any Partner has a deficit Capital Account at the end of any Partnership fiscal year which is in excess of the sum of (i) the amount such Partner is obligated to restore, and (ii) the amount such Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this
Section 10.3(d) shall be made if and only to the extent that such Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 10.3 have been tentatively made as if this Section 10.3(d) and Section 10.3(c) hereof were not in the Agreement.

     (e) Nonrecourse Deductions for any fiscal year shall be specially allocated 99.98% to the Limited Partner, 0.01% to the Special Limited Partner and 0.01% to the General Partner.

     (f) Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i)(1).

     (g) To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or
Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of his interest in the Partnership, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in accordance with their interests in the Partnership in the event that Treasury Regulations
Section 1.704-1 (b)(2)(iv)(m)(2) applies, or to the Partner to whom such distribution was made in the event that Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

     (h) To the extent the Partnership has taxable interest income with respect to any promissory note pursuant to Section 483 or Section 1271 through 1288 of the Code:

          (1) such interest income shall be specially allocated to the Limited Partner to whom such promissory note relates; and

          (2) the amount of such interest income shall be excluded from the Capital Contributions credited to such Partner's Capital Account in connection with payments of principal with respect to such promissory note.

     (i) To the extent the Partnership has taxable interest income with respect to deposits of Capital Contribution payments, such interest income shall be specially allocated to the General Partner.

     (j) In the event the adjusted tax basis of any investment tax credit property that has been placed in service by the Partnership is increased pursuant to Code Section 50(c), such increase shall be specially allocated among the Partners (as an item in the nature of income or gain) in the same proportions as the investment tax credit that is recaptured with respect to such property is shared among the Partners.

     (k) Any reduction in the adjusted tax basis (or cost) of Partnership investment tax credit property pursuant to Code Section 50(c) shall be specially allocated among the Partners (as an item in the nature of expenses or losses) in the same proportions as the basis (or cost) of such property is allocated pursuant to Treasury Regulations Section 1.46-3(f)(2)(i).

     (l) Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of an interest in the Partnership by the Partnership to a Partner (the "Issuance Items") shall be allocated among the Partners so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Partner, shall be equal to the net amount that would have been allocated to each such Partner if the Issuance Items had not been realized.

     (m) If any Partnership expenditure treated as a deduction on its federal income tax return is disallowed as a deduction and treated as a distribution pursuant to Section 731(a) of the Code, there shall be a special allocation of gross income to the Partner deemed to have received such distribution equal to the amount of such distribution.

     (n)  Interest  deduction  on the  Partnership  indebtedness  referred to in
Section 6.3 shall be allocated 100% to the General Partner.

     (o) In the event all or part of the Incentive Management Fee or the Tax Credit Compliance Fee is disallowed by the Internal Revenue Service, then any interest or income chargeable to the Partnership for such disallowance shall be allocated to the General Partner.

     (p)If the General Partner provides an Operating Loan to pay an Operating Deficit, then the Partnership shall allocate Operating Losses to the General Partner in an amount not to exceed the Operating Loan.

Section 10.4      Curative Allocations.

         The allocations set forth in Sections 10.2(c), 10.3(a), 10.3(b), 10.3(c), 10.3(d), 10.3(e), 10.3(f), and 10.3(g) hereof (the "Regulatory
Allocations") are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss, or deduction pursuant to this Section 10.4. Therefore, notwithstanding any other provision of this Article X (other than the Regulatory Allocations), with the Consent of the Special Limited Partner, the General Partner shall make such offsetting special allocations of Partnership income, gain, loss, or deduction in whatever manner the General Partner, with the Consent of the Special Limited Partner, determines appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of the Agreement and all Partnership items were allocated pursuant to Sections 10.1, 10.2(a), 10.2(b), 10.3(h), 10.3(i),
10.3(j), 10.3(k), 10.3(l), 10.3(m) and 10.5. In exercising its authority under this Section 10.4, the General Partner shall take into account future Regulatory Allocations under Section 10.3(a) and 10.3(b) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 10.3(e) and 10.3(f).

Section 10.5      Other Allocation Rules.

     (a) The basis (or cost) of any Partnership investment tax credit property shall be allocated among the Partners in accordance with Treasury Regulations
Section 1.46-3(f)(2)(i). All Tax Credits (other than the investment tax credit) shall be allocated among the Partners in accordance with applicable law. Consistent with the foregoing, the Partners intend that LIHTC will be allocated 99.98% to the Limited Partner, 0.01% to the Special Limited Partner and 0.01% to the General Partner.

     (b) In the event Partnership investment tax credit property is disposed of during any taxable year, profits for such taxable year (and, to the extent such profits are insufficient, profits for subsequent taxable years) in an amount equal to the excess, if any, of (1) the reduction in the adjusted tax basis (or cost) of such property pursuant to Code Section 50(c), over (2) any increase in the adjusted tax basis of such property pursuant to Code Section 50(c) caused by the disposition of such property, shall be excluded from the profits allocated pursuant to Section 10.1 and Section 10.2(a) hereof and shall instead be allocated among the Partners in proportion to their respective shares of such excess, determined pursuant to Section 10.3(i) and 10.3(j) hereof. In the event more than one item of such property is disposed of by the Partnership, the foregoing sentence shall apply to such items in the order in which they are disposed of by the Partnership, so the profits equal to the entire amount of such excess with respect to the first such property disposed of shall be allocated prior to any allocations with respect to the second such property disposed of, and so forth.

     (c) For purposes of determining the Income, Losses, or any other items allocable to any period, Income, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the General Partner with the Consent of the Special Limited Partner, using any permissible method under Code Section 706 and the Treasury Regulations thereunder.

     (d) Solely for purposes of determining a Partner's proportionate share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Treasury Regulations Section 1.752-3(a)(3), the Partners' interests in Partnership profits are as follows: Limited Partner: 99.98%; Special Limited
Partner: 0.01%; General Partner: 0.01%.

     (e) To the extent permitted by Section 1.704-2(h)(3) of the Treasury Regulations, the General Partner shall endeavor to treat Distributions as having been made from the proceeds of a Nonrecourse Liability or a Partner Nonrecourse Debt only to the extent that such Distributions would cause or increase an Adjusted Capital Account Deficit for any Partner who is not a General Partner.

     (f) In the event that the deduction of all or a portion of any fee paid or incurred out of Net Operating Income by the Partnership to a Partner or an Affiliate of a Partner is disallowed for federal income tax purposes by the Internal Revenue Service with respect to a taxable year of the Partnership, the Partnership shall then allocate to such Partner an amount of gross income of the Partnership for such year equal to the amount of such fee as to which the deduction is disallowed.

Section 10.6      Tax Allocations: Code Section 704(c).

         In accordance with Code Section 704(c) and the Treasury Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value in Article I hereof).

         In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to the definition in Article I hereof, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Treasury Regulations thereunder.

         Any elections or other decisions relating to such allocations shall be made by the General Partner with the Consent of the Special Limited Partner in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 10.6 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Person's Capital Account or share of Income, Losses, other items, or distributions pursuant to any provision of this Agreement.

Section 10.7      Allocation Among Limited Partners.

         In the event that the Interest of the Limited Partner hereunder is at any time held by more than one Limited Partner all items which are specifically allocated to the Limited Partner for any month pursuant to this Article X shall be apportioned among such Persons according to the ratio of their respective profit-sharing interests in the Partnership at the last day of such month.

Section 10.8      Allocation Among General Partners.

         In the event that the Interest of the General Partner hereunder is at any time held by more than one General Partner all items which are specifically allocated to the General Partner for any month pursuant to this Article X shall be apportioned among such Persons in such percentages as may from time to time be determined by agreement among them without amendment to this Agreement or consent of the Limited Partner or Consent of the Special Limited Partner.

Section 10.9      Modification of Allocations.

         The provisions of Articles X and XI and other provisions of this Agreement are intended to comply with Treasury Regulations Section 1.704 and shall be interpreted and applied in a manner consistent with such section of the Treasury Regulations. In the event that the General Partner determines that it is prudent to modify the manner in which the Capital Accounts of the Partners, or any debit or credit thereto, are computed in order to comply with such section of the Treasury Regulations, the General Partner may make such modification, but only with the Consent of the Special Limited Partner, to the minimum extent necessary, to effect the plan of allocations and Distributions provided for elsewhere in this Agreement. Further, the General Partner shall make any appropriate modifications, but only with the Consent of the Special Limited Partner, in the event it appears that unanticipated events (e.g., the existence of a Partnership election pursuant to Code Section 754) might otherwise cause this Agreement not to comply with Treasury Regulation Section 1.704.

                                  Article XI.
                                  DISTRIBUTION

Section 11.1      Distribution of Net Operating Income.

         Except as otherwise provided, Net Operating Income for each fiscal year shall be distributed within seventy-five (75) days following each calendar year and shall be applied in the following order of priority:

     (a) to pay the Deferred Management Fee, if any;

     (b) to pay the current Asset Management Fee that was not paid monthly and then to pay any accrued Asset Management Fees which have not been paid in full from previous years;

     (c) to pay the interest and then principal on the deferred Development Fee;

     (d) to pay the Operating Loans, if any, as referenced in Section 6.3 of this Agreement, limited to 50% of the Net Operating Income remaining after reduction for the payments made pursuant to subsections (a) through (c) of this
Section 11.1;

     (e) to pay the Incentive Management Fee;

     (f) to pay the Tax Credit Compliance Fee; and

     (g) the balance, 30% to the Limited Partner and 70% to the General Partner.

         Notwithstanding the foregoing, in the event that the General Partner, on its own behalf, or an Affiliate pays off the Construction Loan or any part thereof, there shall be a special distribution to the General Partner of the Excess Proceeds (as defined below) of any replacement permanent financing. For purposes of this provision, "Excess Proceeds" shall mean the excess of the sum of the proceeds of such permanent financing and the Capital Contribution due at Completion of Construction over the Partnership expenditures required to close the permanent financing, including but not limited to any reserves, lease up deficits or costs of Completion of Construction.

Section 11.2      Distribution of Sale or Refinancing Proceeds.

         Sale or Refinancing Proceeds shall be calculated separately for each of Kingsfield Apartments, Morris Family Apartments, and Westridge Apartments and shall be distributed in the following order:

     (a) to the payment of the Kingsfield Mortgage, Morris Family Mortgage or Westridge Apartments Mortgage and other matured debts and liabilities of the Partnership attributable to Kingsfield Apartments, Morris Family Apartments or Westridge Apartments, other than accrued payments, debts or other liabilities owing to Partners or former Partners;

     (b) to any accrued payments, debts or other liabilities owing to the Partners or former Partners, including, but not limited to, accrued Asset Management Fees and Operating Loans, to be paid prorata if necessary;

     (c) to the establishment of any reserves which the General Partner, with the Consent of the Special Limited Partner, shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;

     (d) to the General Partner for a sales commision fee in the amount of 5% of the gross sales price of Kingsfield Apartments, Morris Family Apartments, or Westridge Apartments;

     (e) to the Limited Partner in an amount equal to its Capital Contribution for Kingsfield Apartments, Morris Family Apartments, or Westridge Apartments;

     (f) to the Special Limited Partner in an amount equal to its Capital Contribution for Kingsfield Apartments, Morris Family Apartments, or Westridge Apartments;

     (g) to the General Partner in an amount equal to its Capital Contribution for Kingsfield Apartments, Morris Family Apartments, or Westridge Apartments; and

     (h) thereafter, 30% to the Limited Partner and 70% to the General Partner.

                                  Article XII.
                              TRANSFERS OF LIMITED
                      PARTNER'S INTEREST IN THE PARTNERSHIP

Section 12.1      Assignment of Interests.

         The Limited Partner and the Special Limited Partner shall have the right to assign all or any part of their respective Interests to any other Person, whether or not a Partner, upon satisfaction of the following:

     (a) a written instrument setting forth the name and address of the proposed transferee, the nature and extent of the Interest which is proposed to be transferred and the terms and conditions upon which the transfer is proposed to be made, stating that the Assignee accepts and agrees to be bound by all of the terms and provisions of this Agreement, and providing for the payment of all reasonable expenses incurred by the Partnership in connection with such assignment, including but not limited to the cost of preparing any necessary amendment to this Agreement; and

     (b) upon receipt by the General Partner of the Assignee's written representation that the Partnership Interest is to be acquired by the Assignee for the Assignee's own account for long-term investment and not with a view toward resale, fractionalization, division or distribution thereof.

     (c) Notwithstanding any provision to the contrary, the Limited Partner may assign its Interest to an Affiliate or assign its Interest to USbank or its successors as collateral to secure a capital contribution loan without satisfying the conditions of Sections 12.1(a) and (b) above.

THE LIMITED PARTNER INTEREST AND THE SPECIAL LIMITED PARTNER INTEREST DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR UNDER ANY STATE SECURITIES LAW. THESE INTERESTS MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

Section 12.2      Effective Date of Transfer.

         Any assignment of a Limited Partner's Interest or Special Limited Partner's Interest pursuant to Section 12.1 shall become effective as of the first day of the calendar month in which the last of the conditions to such assignment are satisfied.

Section 12.3      Invalid Assignment.

         Any purported assignment of an Interest of the Limited Partner or the Special Limited Partner otherwise than in accordance with Section 12.1 or
Section 12.6 shall be of no effect as between the Partnership and the purported assignee and shall be disregarded by the General Partner in making allocations and Distributions hereunder.

Section 12.4      Assignee's Rights to Allocations and Distributions.

         An Assignee shall be entitled to receive allocations and Distributions from the Partnership attributable to the Interest acquired by reason of any permitted assignment from the effective date of transfer as determined in
Section 12.2 above. The Partnership and the General Partner shall be entitled to treat the assignor of such Partnership Interest as the absolute owner thereof in all respects, and shall incur no liability for allocations and Distributions made in good faith to such assignor, until such time as the written instrument of assignment has been received by the Partnership.

Section 12.5 Substitution of Assignee as Limited Partner or Special Limited Partner.

     (a) An Assignee shall not have the right to become a Substitute Limited Partner or Substitute Special Limited Partner in place of his assignor unless the written consent of the General Partner to such substitution shall have been obtained, which consent, in the General Partner's absolute discretion, may be withheld; except that an Assignee which is an Affiliate of the Limited Partner or Special Limited Partner, or USbank or its successors, may become a Substitute Limited Partner or Substitute Special Limited Partner without the consent of the General Partner.

     (b) A nonadmitted transferee of the Limited Partner's Interest or the Special Limited Partner's Interest in the Partnership shall only be entitled to receive that share of allocations, Distributions and the return of Capital Contribution to which its transferor would otherwise have been entitled with respect to the Interest transferred, and shall have no right to obtain any information on account of the Partnership's transactions, to inspect the Partnership's books and records or have any other of the rights and privileges of a Limited Partner or Special Limited Partner, provided, however, that the Partnership shall, if a transferee and transferor jointly advise the General Partner in writing of a transfer of an Interest in the Partnership, furnish the transferee with pertinent tax information at the end of each fiscal year of the Partnership.

Section 12.6      Death, Bankruptcy, Incompetency, etc., of a Limited Partner.

         Upon the death, dissolution, adjudication of bankruptcy, or adjudication of incompetency or insanity of the Limited Partner or Special Limited Partner, such Partner's executors, administrators or legal representatives shall have all the rights of its predecessor-in-interest for the purpose of settling or managing such Partner's estate, including such power as such Partner possessed to constitute a successor as a transferee of its Interest in the Partnership and to join with such transferee in making the application to substitute such transferee as a Partner.

                                 Article XIII.
                    WITHDRAWAL, REMOVAL AND REPLACEMENT OF
                                 GENERAL PARTNER

Section 13.1      Withdrawal of General Partner.

     (a) The General Partner may not Withdraw (other than as a result of an Involuntary Withdrawal) without the Consent of the Special Limited Partner including but not limited to any Person who has by merger, consolidation or otherwise, acquired substantially all of the General Partner's assets or stocks and continued its business or terminated its business immediately after said merger, consolidation or otherwise; provided that a change in control of Star Holdings shall not be deemed a Withdrawal if Michael K. Moore or Michael K. Moore and Marylou Moore is/are the sole managing member(s) of Star-Holdings with full control over the management of Star Holdings, and Star Holdings is the sole member of the sole member of the General Partner. Withdrawal shall be conditioned upon the agreement of the Special Limited Partner to be admitted as a successor General Partner, or if the Special Limited Partner declines to be admitted as a successor General Partner then on the agreement of one or more Persons who satisfy the requirements of Section 13.5 of this Agreement to be admitted as successor General Partner(s).

     (b) Each General Partner shall indemnify and hold harmless the Partnership and all Partners from its Withdrawal in violation of Section 13.1(a) hereof. Each General Partner shall be liable for damages to the Partnership resulting from its Withdrawal in violation of Section 13.1(a).

Section 13.2      Removal of General Partner.

     (a) The Special Limited Partner or the Limited Partner, or both of them, may remove the General Partner for cause if such General Partner, its officers or directors, if applicable, has:

          (1) been subject to Bankruptcy or if the Partnership has been subject to Bankruptcy;

          (2) committed any fraud, willful misconduct, breach of fiduciary duty or other negligent conduct in the performance of its duties under this Agreement;

          (3) been convicted of, or entered into a plea of guilty to, a felony;

          (4) been barred from participating in any federal or state housing program;

          (5) made personal use of Partnership funds or properties;

          (6) violated the terms of any Mortgage and such violation prompts the lender under any Mortgage Loan to issue a default letter or acceleration notice to the Partnership or General Partner;

          (7) failed to provide any loan, advance, Capital Contribution or any other payment to the Partnership, the Limited Partner or the Special Limited Partner required under this Agreement;

          (8) failed by December 31, 2002 either to accomplish the MHC Refinancing or, in lieu thereof, to make the Capital Contribution described in Section 6.1(b).

          (9) breached any representation, warranty or covenant contained in this Agreement;

          (10) caused the Projected Tax Credits to be allocated to the Partners for a term longer than the Tax Credit Period unless the provisions of Section 7.6(e) of this Agreement apply;

          (11) failed to provide, or to cause to be provided, the construction monitoring documents required in Section 14.3(a) of this Agreement;

          (12) violated any federal or state tax law which causes a recapture of LIHTC;

          (13) violated the terms of any Construction Loan and such violation prompts the Construction Lender to issue a default letter or acceleration notice to the Partnership or General Partner;

          (14) failed to ensure that the Development Budget is In-Balance;

          (15) failed to obtain the consent of a Partner where such consent is required pursuant to this Agreement, provided, however, that failure to obtain the consent of the Limited Partner or Special Limited Partner shall not be a removal event pursuant to this Section if the failure to obtain such consent did not, in the sole discretion of the Limited Partner or the Special Limited Partner, cause material detriment to the Limited Partner, the Special Limited Partner or the Partnership and if such consent was obtained within 30 days of the action requiring consent;

          (16) failed to place the Apartment Housing in service by September 1, 2002;

          (17) failed to achieve 85% occupancy of the Apartment Housing by September 1, 2002;

          (18) failed during any consecutive six-month period during the Compliance Period to rent 85% or more of the units in the Apartment Housing to Qualified Tenants; notwithstanding, if such failure is the result of Force Majeure or if such failure is cured within 120 days after the end of the six-month period, then this removal provision shall not apply; or

          (19) directly or indirectly changed control of the General Partner unless Michael K. Moore or Michael K. Moore and Marylou Moore is/are the sole managing member(s) of Star-Holdings with full control over the management of Star Holdings, and Star Holdings is the sole member of the sole member of the General Partner.

     (b) Written notice of the removal for cause of the General Partner ("Removal Notice") shall set forth the reasons for removal and shall be served by the Special Limited Partner or the Limited Partner, or both of them, upon the General Partner in accordance with Section 17.3 of this Agreement. If Section 13.2(a)(2), (6), (7), (9), (13) or (14) is the basis for the removal for cause, then the General Partner shall have thirty days from receipt of the Removal Notice in which to cure the removal condition; except that in regard to the Mortgage or Construction Loan the cure period shall be the sooner of thirty days or ten days prior to the expiration of the cure period referenced in the loan documents, if any. If the condition for the removal for cause is not cured within the thirty day cure period then the General Partner's removal shall become effective upon approval of a majority of the Partner's Interest (as specified in Section 10.1 of this Agreement) at a Partner's meeting held in accordance with Section 17.2 of this Agreement. If the removal for cause is for a condition referenced in Sections 13.2(a)(1), (3), (4), (5), (8), (10), (11),
(12), (15), (16), (17), (18) or (19) then the removal shall become effective upon approval of a majority of the Partner's Interest (as specified in Section
10.1 of this  Agreement) at a Partner's  meeting held in accordance with Section
17.2 of this Agreement. Upon the General Partner's removal, the General Partner shall deliver to the Special Limited Partner within five business days of the Partner's meeting confirming the General Partner's removal all Partnership books and records including all bank signature cards and an authorization to change the signature on the signature cards from the General Partner to the Special Limited Partner, or a successor general partner so nominated by the Limited Partner and Special Limited Partner. The Partner's recognize and acknowledge that if the General Partner fails to provide the Partnership books and records upon the General Partner's removal then the remaining Partners may suffer irreparable injury. Therefore, in the event the General Partner does not adhere to the provisions of this Section 13.2(b), and in addition to other rights or remedies which may be provided by law and equity or this Agreement, the Limited Partner and/or Special Limited Partner shall have the right to specific performance to compel the General Partner to perform its obligation under this Section and the Limited Partner and/or Special Limited Partner may bring such action, and other actions to enforce the removal, by way of temporary and/or permanent injunctive relief. In the event of removal of a General Partner for any reason, any earned but unpaid portion of the Development Fee shall be due and payable upon the effective date of such removal.

Section 13.3      Effects of a Withdrawal.

         In the event of a Withdrawal, the entire Interest of the Withdrawing General Partner shall immediately and automatically terminate on the effective date of such Withdrawal, and such General Partner shall immediately cease to be a General Partner, shall have no further right to participate in the management or operation of the Partnership or the Apartment Housing or to receive any allocations or Distributions from the Partnership or any other funds or assets of the Partnership, except as specifically set forth below. In the event of a Withdrawal, any or all executory contracts, including but not limited to the Management Agreement, between the Partnership and the Withdrawing General Partner or its Affiliates may be terminated by the Partnership, with the Consent of the Special Limited Partner, upon written notice to the party so terminated. Furthermore, notwithstanding such Withdrawal, the Withdrawing General Partner shall be and shall remain, liable as a General Partner for all liabilities and obligations incurred by the Partnership or by the General Partner prior to the effective date of the Withdrawal, or which may arise upon such Withdrawal. Any remaining Partner shall have all other rights and remedies against the Withdrawing General Partner as provided by law or under this Agreement. The General Partner agrees that in the event of its Withdrawal it will indemnify and hold the Limited Partner and the Special Limited Partner harmless from and against all losses, costs and expenses incurred in connection with the Withdrawal, including, without limitation, all legal fees and other expenses of the Limited Partner and the Special Limited Partner in connection with the transaction. The following additional provisions shall apply in the event of a Withdrawal.

     (a) In the event of a Withdrawal which is not an Involuntary Withdrawal, or is not an Involuntary Withdrawal in accordance with Section 13.2(a), the Withdrawing General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, nor shall it be entitled to receive or to be paid by the Partnership any further payments of fees (including fees which have been earned but are unpaid) or to be repaid any outstanding advances or loans made by it to the Partnership or to be paid any amount for its former Interest. From and after the effective date of such Withdrawal, the former rights of the Withdrawing General Partner to receive or to be paid such allocations, Distributions, funds, assets, fees or repayments shall be assigned to the other General Partner or General Partners (which may include the Special Limited Partner), or if there is no other general partner of the Partnership at that time, to the Special Limited Partner.

     (b) In the  event of an  Involuntary  Withdrawal,  except  as  provided  in
Section 13.3(c) below, the Withdrawing General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, provided that accrued and payable fees (i.e., fees earned but unpaid as of the date of Withdrawal) owed to the Withdrawing General Partner, and any outstanding loans of the Withdrawing General Partner to the Partnership, shall be paid to the Withdrawing General Partner in the manner and at the times such fees and loans would have been paid had the Withdrawing General Partner not Withdrawn. The Interest of the General Partner shall be purchased as follows.

          (1) If the Involuntary Withdrawal does not arise from removal for cause under Section 13.2(a) hereof, and if the Partnership is to be continued with one or more remaining or successor General Partner(s), the Partnership, with the Consent of the Special Limited Partner, may, but is not obligated to, purchase the Interest of the Withdrawing General Partner. The purchase price of such Interest shall be its Fair Market Value as determined by agreement between the Withdrawing General Partner and the Special Limited Partner, or, if they cannot agree, by arbitration in accordance with the then current rules of the American Arbitration Association. The cost of such arbitration shall be borne equally by the Withdrawing General Partner and the Partnership. The purchase price shall be paid by the Partnership by delivering to the General Partner or its representative the Partnership's non-interest bearing unsecured promissory note payable, if at all, upon liquidation of the Partnership in accordance with Section 11.2(b). The note shall also provide that the Partnership may prepay all or any part thereof without penalty.

          (2) If the Involuntary Withdrawal does not arise from removal for cause under Section 13.2(a) hereof, and if the Partnership is to be continued with one or more remaining or successor General Partner(s), and if the Partnership does not purchase the Interest of the Withdrawing General Partner in Partnership allocations, Distributions and capital, then the Withdrawing General Partner shall retain its Interest in such items, but such Interest shall be held as a special limited partner.

     (c) Notwithstanding the provisions of Section 13.3(b), if the Involuntary Withdrawal arises from removal for cause as set forth in Section 13.2(a) hereof, the Withdrawn General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, nor shall it be entitled to receive any payment for its Interest, nor shall it be entitled to receive or to be paid by the Partnership or any Partners or successor partners, any further payments of fees (including fees which have been earned but remain unpaid) or to be repaid any outstanding advances or loans made by it to the Partnership. Furthermore, if the General Partner or an Affiliate is the guarantor of the Development Fee, as provided in the Development Fee Agreement and its Guaranty Agreement, then the General Partner shall pay any remaining unpaid principal and interest of the Development Fee within 30 days of the General Partner's removal

Section 13.4      Successor General Partner.

         Upon the occurrence of an event giving rise to a Withdrawal of a General Partner, any remaining General Partner, or, if there be no remaining General Partner, the Withdrawing General Partner or its legal representative, shall promptly notify the Special Limited Partner of such Withdrawal (the "Withdrawal Notice"). Whether or not the Withdrawal Notice shall have been sent as provided herein, the Special Limited Partner shall have the right to become a successor General Partner (and to become the successor managing General Partner if the Withdrawing General Partner was previously the managing General Partner). In order to effectuate the provisions of this Section 13.4 and the continuance of the Partnership, the Withdrawal of a General Partner shall not be effective until the expiration of 120 days from the date on which occurred the event giving rise to the Withdrawal, unless the Special Limited Partner shall have elected to become a successor General Partner as provided herein prior to expiration of such 120-day period, whereupon the Withdrawal of the General Partner shall be deemed effective upon the notification of all the other Partners by the Special Limited Partner of such election.

Section 13.5      Admission of Additional or Successor General Partner.

         No Person shall be admitted as an additional or successor General Partner including but not limited to a change in the General Partner organizational structure because of merger, consolidation, asset sale, stock sale or swap resulting in a change in control of the General Partner (provided that a change in control following which Michael K. Moore or Michael K. Moore and Marylou Moore is/are the sole managing member(s) of Star-Holdings with full control over the management of Star Holdings, and Star Holdings is the sole member of the sole member of the General Partner shall not be subject to this section) or otherwise unless (a) such Person shall have agreed to become a General Partner by a written instrument which shall include the acceptance and adoption of this Agreement; (b) the Consent of the Special Limited Partner to the admission of such Person as a substitute General Partner has been obtained, which consent may be withheld in the discretion of the Special Limited Partner; and (c) such Person shall have executed and acknowledged any other instruments which the Special Limited Partner shall reasonably deem necessary or appropriate to affect the admission of such Person as a substitute General Partner. If the foregoing conditions are satisfied, this Agreement shall be amended in accordance with the provisions of the Act, and all other steps shall be taken which are reasonably necessary to effect the Withdrawal of the Withdrawing General Partner and the substitution of the successor General Partner. Nothing contained herein shall reduce the Limited Partner's Interest or the Special Limited Partner's Interest in the Partnership.

Section 13.6      Transfer of Interest.

         Except as otherwise provided herein, the General Partner may not Withdraw from the Partnership, or enter into any agreement as the result of which any Person shall acquire an Interest in the Partnership, without the Consent of the Special Limited Partner.

Section 13.7      No Goodwill Value.

         At no time during continuation of the Partnership shall any value ever be placed on the Partnership name, or the right to its use, or to the goodwill appertaining to the Partnership or its business, either as among the Partners or for the purpose of determining the value of any Interest, nor shall the legal representatives of any Partner have any right to claim any such value. In the event of a termination and dissolution of the Partnership as provided in this Agreement, neither the Partnership name, nor the right to its use, nor the same goodwill, if any, shall be considered as an asset of the Partnership, and no valuation shall be put thereon for the purpose of liquidation or distribution, or for any other purpose whatsoever.

                                  Article XIV.
                          BOOKS AND ACCOUNTS, REPORTS,
                      TAX RETURNS, FISCAL YEAR AND BANKING

Section 14.1      Books and Accounts.

     (a) The General Partner shall cause the Partnership to keep and maintain at its principal executive office full and complete books and records which shall include each of the following:

          (1) a current list of the full name and last known business or residence address of each Partner set forth in alphabetical order together with the Capital Contribution and the share in Income and Losses and Tax Credits of each Partner;

          (2) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto, together with executed copies of any powers of attorney pursuant to which any certificate has been executed;

          (3) copies of the Partnership's federal, state and local income tax information returns and reports, if any, for the six most recent taxable years;

          (4) copies of the original of this Agreement and all amendments thereto;

          (5) financial statements of the Partnership for the six most recent fiscal years;

          (6) the Partnership's books and records for at least the current and past three fiscal years; and

          (7) in regard to the first tenants to occupy the Apartment Housing, copies of all tenant files including completed applications, completed questionnaires or checklist of income and assets, documentation of third party verification of income and assets, and income certification forms (LIHTC specific).

     (b) Upon the request of the Limited Partner, the General Partner shall promptly deliver to the Limited Partner, at the expense of the Partnership, a copy of the information set forth in Section 14.1(a) above. The Limited Partner shall have the right upon reasonable request and during normal business hours to inspect and copy any of the foregoing, or any of the other books and records of the Partnership or the Apartment Housing, at its own expense.

Section 14.2      Accounting Reports.

     (a) By February 20 of each calendar year the General Partner shall provide to the Limited Partner and the Special Limited Partner all tax information necessary for the preparation of their federal and state income tax returns and other tax returns with regard to the jurisdiction(s) in which the Partnership is formed and in which the Apartment Housing is located. Notwithstanding the foregoing, the General Partner shall deliver to the Limited Partner and the Special Limited Partner a draft copy of the information requested herein at least ten days prior to the above referenced due date.

     (b) By March 1 of each calendar year, including the year(s) during construction of the Apartment Housing, the General Partner shall send to the Limited Partner and the Special Limited Partner an audited financial statement for the Partnership for the preceding year, which shall include, but not be limited to: (1) a balance sheet as of the end of such fiscal year and statements of income, Partners' equity and changes in cash flow for such fiscal year prepared in accordance with generally accepted accounting principles; (2) a report of any Distributions made at any time during the fiscal year, separately identifying Distributions from Net Operating Income for the fiscal year, Net Operating Income for prior years, Sale or Refinancing Proceeds, and reserves;
(3) a report setting forth the amount of all fees and other compensation and Distributions and reimbursed expenses paid by the Partnership for the fiscal year to the General Partner or Affiliates of the General Partner and the services performed in consideration therefor, which report shall be verified by the Partnership's Accountants; and (4) the Accountant's calculation of each pay-out of the net Operating Income pursuant to Section 11.1 of this Agreement. Moreover, the General Partner shall deliver to the Limited Partner and the Special Limited Partner a draft copy of the information requested herein at least ten days prior to the above referenced due date.

     (c) Within 60 days after the end of each fiscal quarter in which a Sale or Refinancing of the Apartment Housing occurs, the General Partner shall send to the Limited Partner and the Special Limited Partner a report as to the nature of the Sale or Refinancing and as to the Income and Losses for tax purposes and proceeds arising from the Sale or Refinancing.

Section 14.3      Other Reports.

         The General Partner shall provide to the Limited Partner and the Special Limited Partner the following reports:

     (a) during construction, on a regular basis, but in no event less than once a month, a copy of the Construction Inspector's report and other construction reports including, but not limited to, (1) the name of each person performing work on the Improvements or providing materials for the Improvements if the work performed or materials supplied by a person accounts for five percent or more of the construction of the Improvements, the work performed or materials supplied by said person and the code number corresponding to the line item in the Development Budget which the person will be paid, (2) an original AIA Document G702, or similar form acceptable to the Special Limited Partner, (3) if not included in the Construction Inspector's report or the AIA Document G702, a line item break-down of the Development Budget (which shall include, description of work to be performed or materials to be supplied; total dollar amount of the work or materials; dollar amount of work previously completed and paid or materials supplied and paid; dollar amount of work or materials to be paid per the current disbursement request; dollar amount of materials stored; total dollar amount of work completed and stored as of the current disbursement date; percentage of completion; dollar amount of work or materials needed to complete the line item; and retainage), (4) a reconciliation of the sources and uses to determine that the Development Budget is In-Balance and there are sufficient funds to complete the construction of the Improvements, and (5) copies of lien releases, or waivers, from the Contractor and all sub-contractors or material suppliers who were paid the previous month;

     (b) during the rent-up phase, and continuing until the end of the first six-month period during which the Apartment Housing has a sustained occupancy of 95% or better, by the twentieth day of each month within such period a copy of the previous month's rent roll (through the last day of the month) and a tenant LIHTC compliance worksheet similar to the monthly initial tenant certification worksheet included in Exhibit "H" attached hereto and incorporated herein by this reference;

     (c) a quarterly tax credit compliance report similar to the worksheet included in Exhibit "H" due on or before April 30 of each year for the first quarter, July 31 of each year for the second quarter, October 31 of each year for the third quarter and January 31 of each year for the fourth quarter. In order to verify the reliability of the information being provided on the compliance report the Special Limited Partner may request a sampling of tenant files to be provided. The sampling will include, but not be limited to, copies of tenant applications, certifications and third party verifications used to qualify tenants. If any inaccuracies are found to exist on the tax credit compliance report or any items of noncompliance are discovered then the sampling will be expanded as determined by the Special Limited Partner;

     (d) a quarterly report on operations, in the form attached hereto as Exhibit "H," due on or before April 30 of each year for the first quarter of operations, July 31 of each year for the second quarter of operations, October 31 of each year for the third quarter of operations and January 31 of each year for the fourth quarter of operations which shall include, but is not limited to, an unaudited income statement showing all activity in the reserve accounts required to be maintained pursuant to Article VIII of this Agreement, statement of income and expenses, balance sheet, rent roll as of the end of each calendar quarter of each year, and third party verification of current utility allowance;

     (e) by September 15 of each year, an estimate of LIHTC for that year;

     (f) if the Apartment Housing receives a reservation of LIHTC in one year but will not complete the construction and rent-up until a later year, an audited cost certification together with the Accountant's work papers verifying that the Partnership has expended the requisite 10% of the reasonably expected cost basis to meet the carryover test provisions of Section 42 of the Code. Such certification shall be provided to the Limited Partner and Special Limited Partner by the later of December 31 of the year during which the reservation was received or six months after the date of the carryover allocation if permitted by the State Tax Credit Agency. Furthermore, if materials and supplies are purchased to meet the 10% requirement then the General Partner shall provide to the Limited Partner an opinion of counsel that title to the materials and supplies pass to the Partnership and that the Partnership bears the risk of loss of the materials and supplies;

     (g) during the Compliance Period, no later than the day any such certification is filed, copies of any certifications which the Partnership must furnish to federal or state governmental authorities administering the Tax Credit program including, but not limited to, copies of all annual tenant recertifications required under Section 42 of the Code;

     (h) by the annual renewal date each and every year, an executed original or certified copy of each and every Insurance policy or certificate required by the terms of this Agreement;

     (i) by the payment date of the real estate property taxes each and every year verification that the same has been paid in full;

     (j) on or before March 15th of each calendar year, a copy of the General Partner's updated financial statement as of December 31 of the previous year;

     (k) on or before November 1 of each calendar year, a copy of the following year's proposed operating budget. Each such Budget shall contain all the anticipated Cash Expenses of the Partnership. Such Budget shall only be adopted with the Consent of the Special Limited Partner; and

     (l) notice of the occurrence, or of the likelihood of occurrence, of any event which has had a material adverse effect upon the Apartment Housing or the Partnership, including, but not limited to, any breach of any of the representations and warranties set forth in Section 9.12 of this Agreement, and any inability of the Partnership to meet its cash obligations as they become payable, within ten days after the occurrence of such event.

Section 14.4      Late Reports.

         If the General Partner does not fulfill its obligations under Section
14.2 or 14.3 within the time periods set forth therein, the General Partner, using its own funds, shall pay as damages, 30 days after written notice from the Limited Partner, the sum of $100 per week (plus interest at the rate established by Section 6.4 of this Agreement) to the Limited Partner until such obligations shall have been fulfilled. If the General Partner shall so fail to pay, the General Partner and its Affiliates shall forthwith cease to be entitled to any fees hereunder (other than the Development Fee) and/or to the payment of any Net Operating Income or Sale or Refinancing Proceeds to which the General Partner may otherwise be entitled hereunder. Payments of fees and Distributions shall be restored only upon payment of such damages in full.

Section 14.5      Annual Site Visits.

         The Limited Partner, at the Limited Partner's expense, has the right, upon reasonable notice to the General Partner, to conduct a site visit which will include, in part, an inspection of the property, a review of the office and tenant files and an interview with the property manager.

Section 14.6      Tax Returns.

         The General Partner shall cause income tax returns for the Partnership to be prepared and timely filed with the appropriate federal, state and local taxing authorities.

Section 14.7      Fiscal Year.

         The fiscal year of the Partnership shall be the calendar year or such other period as may be approved by the Internal Revenue Service for federal income tax purposes.

Section 14.8      Banking.

         All funds of the Partnership shall be deposited in a separate bank account or accounts as shall be determined by the General Partner with the Consent of the Special Limited Partner, provided that the account established by the Partnership at Amcore Bank prior to the date hereof is hereby approved by the Special Limited Partner. All withdrawals therefrom shall be made upon checks signed by the General Partner or by any person authorized to do so by the General Partner. The General Partner shall provide to any Partner who requests same the name and address of the financial institution, the account number and other relevant information regarding any Partnership bank account.

Section 14.9      Certificates and Elections.

(a) The General Partner shall file the First Year Certificates within 90 days following the close of the taxable year during which Completion of Construction occurs and thereafter shall timely file any certificates which the Partnership must furnish to federal or state governmental authorities administering the Tax Credit programs under Section 42 of the Code.

(b) The General Partner, with the Consent of the Special Limited Partner, may, but is not required to, cause the Partnership to make or revoke the election referred to in Section 754 of the Code, as amended, or any similar provisions enacted in lieu thereof.

                                  Article XV.
                      DISSOLUTION, WINDING UP, TERMINATION
                       AND LIQUIDATION OF THE PARTNERSHIP

Section 15.1      Dissolution of Partnership.

         The Partnership shall be dissolved upon the expiration of its term or the earlier occurrence of any of the following events.

     (a) The effective date of the Withdrawal or removal of the General Partner, unless (1) at the time there is at least one other General Partner (which may be the Special Limited Partner if it elects to serve as successor General Partner under Section 13.4 hereof) who will continue as General Partner, or (2) within 120 days after the occurrence of any such event the Limited Partner elects to continue the business of the Partnership.

     (b) The sale of the Apartment Housing and the receipt in cash of the full amount of the proceeds of such sale.

         Notwithstanding the foregoing, however, in no event shall the Partnership terminate prior to the expiration of its term if such termination would result in a violation of the Mortgage or any other agreement with or rule or regulation of any Mortgage lender to which the Partnership is subject.

Section 15.2      Return of Capital Contribution upon Dissolution.

         Except as provided in Sections 7.5 and 7.6 of this Agreement, which provide for a reduction or refund of the Limited Partner's Capital Contribution under certain circumstances, and which shall represent the personal obligations of the General Partner, as well as the obligations of the Partnership, each Partner shall look solely to the assets of the Partnership for all Distributions with respect to the Partnership (including the return of its Capital Contribution) and shall have no recourse therefor (upon dissolution or otherwise) against any General Partner. No Partner shall have any right to demand property other than money upon dissolution and termination of the Partnership, and the Partnership is prohibited from such a distribution of property absent the Consent of the Special Limited Partner.

Section 15.3      Distribution of Assets.

         Upon a dissolution of the Partnership, the General Partner (or, if there is no General Partner then remaining, such other Person(s) designated as the liquidator of the Partnership by the Special Limited Partner or by the court in a judicial dissolution) shall take full account of the Partnership assets and liabilities and shall liquidate the assets as promptly as is consistent with obtaining the fair value thereof.

     (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership pursuant to Section 11.2(a) through and including 11.2(c), the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts, after taking into account all allocations under Article X hereof.

     (b) In the event that a General Partner has a deficit balance in its Capital Account following the liquidation of the Partnership or its Interest, as determined after taking into account all Capital Account adjustments for the Partnership taxable year in which such liquidation occurs, such General Partner shall pay to the Partnership the amount necessary to restore such deficit balance to zero in compliance with Treasury Regulation Section 1.704-1(b)(2)(ii)(b)(3).

          (1) The deficit reduction amount shall be paid by the General Partner by the end of such taxable year (or, if later, within 90 days after the date of Liquidation) and shall, upon liquidation of the Partnership, be paid to creditors of the Partnership or distributed to other Partners in accordance with their positive Capital Account balances.

     (c) With respect to assets distributed in kind to the Partners in liquidation or otherwise:

          (1) unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be Income and Losses realized by the Partnership immediately prior to the liquidation or other Distribution event; and

          (2) such Income and Losses shall be allocated to the Partners in accordance with Section 10.2 hereof, and any property so distributed shall be treated as a Distribution of an amount in cash equal to the excess of such Fair Market Value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered.

     (d) For the purposes of Section 15.3(c), "unrealized appreciation" or "unrealized depreciation" shall mean the difference between the Fair Market Value of such assets, taking into account the Fair Market Value of the associated financing but subject to Section 7701(g) of the Code, and the asset's Gross Asset Value. Section 15.3(c) is merely intended to provide a rule for allocating unrealized Income and Losses upon liquidation or other Distribution event, and nothing contained in Section 15.3(c) or elsewhere in this Agreement is intended to treat or cause such Distributions to be treated as sales for value. The Fair Market Value of such assets shall be determined by an independent appraiser to be selected by the General Partner.

Section 15.4      Deferral of Liquidation.

         If at the time of liquidation the General Partner or other liquidator shall determine that an immediate sale of part or all of the Partnership assets could cause undue loss to the Partners, the liquidator may, in order to avoid loss, but only with the Consent of the Special Limited Partner, either defer liquidation and retain all or a portion of the assets or distribute all or a portion of the assets to the Partners in kind. In the event that the liquidator elects to distribute such assets in kind, the assets shall first be assigned a value (by appraisal by an independent appraiser) and the unrealized appreciation or depreciation in value of the assets shall be allocated to the Partners' Capital Accounts, as if such assets had been sold, in the manner described in
Section 10.2, and such assets shall then be distributed to the Partners as provided herein. In applying the preceding sentence, the Apartment Housing shall not be assigned a value less than the unamortized principal balance of any loan secured thereby.

Section 15.5      Liquidation Statement.

         Each of the Partners shall be furnished with a statement prepared or caused to be prepared by the General Partner or other liquidator, which shall set forth the assets and liabilities of the Partnership as of the date of complete liquidation. Upon compliance with the distribution plan as outlined in Sections 15.3 and 15.4, the Limited Partner and Special Limited Partner shall cease to be such and the General Partner shall execute, acknowledge and cause to be filed those certificates referenced in Section 15.6.

Section 15.6 Certificates of Dissolution; Certificate of Cancellation of Certificate of Limited Partnership.

     (a) Upon the dissolution of the Partnership, the General Partner shall cause to be filed in the office of the Secretary of State, and on a form prescribed by the Secretary of State of Illinois, a certificate of dissolution. The certificate of dissolution shall set forth the Partnership's name, the Secretary of State's file number for the Partnership, the event causing the Partnership's dissolution and the date of the dissolution.

     (b) Upon the completion of the winding up of the Partnership's affairs, the General Partner shall cause to be filed in the office of, and on a form prescribed by, the Secretary of State of Illinois a certificate of cancellation of the Certificate of Limited Partnership. The certificate of cancellation of the Certificate of Limited Partnership shall set forth the Partnership's name, the Secretary of State's file number for the Partnership, and any other information which the General Partner determines to include therein.

                                  Article XVI.
                                   AMENDMENTS

         This Agreement may be amended by majority consent of the Interests of the Partners after a meeting of the Partners pursuant to Section 17.2, which meeting shall be held after proper notice as provided in Section 17.3 of this Agreement. For purposes of this Article XVI, a Partner shall grant its consent to a proposed amendment unless such Partner reasonably determines that the proposed amendment is adverse to the Partner's Interest.

                                  Article XVII.
                                  MISCELLANEOUS

Section 17.1      Voting Rights.

     (a) The  Limited  Partner  shall  have no  right to vote  upon any  matters
affecting   the   Partnership,   except   as   provided   in   this   Agreement.
Notwithstanding, at a meeting of the Partnership, the Limited Partner may vote:

          (1) to approve or disapprove the Sale or Refinancing of the Apartment Housing prior to such Sale or Refinancing;

          (2) to remove the General Partner and elect a substitute General Partner as provided in this Agreement;

          (3) to elect a successor General Partner upon the Withdrawal of the General Partner;

          (4) to approve or disapprove the dissolution of the Partnership;

          (5) subject to the provisions of Article XVI hereof, to amend this Agreement;

          (6) to approve or disapprove the refinancing of the Mortgage prior to such refinancing; or

          (7) on any other matter permitted in this Agreement.

     (b) On any matter where the Limited Partner has the right to vote, votes may only be cast at a duly called meeting of the Partnership or through written action without a meeting.

     (c) The Special Limited Partner shall have the right to consent to those actions or inactions of the Partnership and/or General Partner as otherwise set forth in this Agreement, and the General Partner is prohibited from any action or inaction requiring such consent unless such consent has been obtained.

Section 17.2      Meeting of Partnership.

         Meetings of the Partnership may be noticed either (a) at any time by the General Partner; or (b) by the Limited Partner or the Special Limited Partner. The notice for a meeting shall specify the purpose of such meeting, and the time and the place of such meeting (which shall be by telephone conference or at the principal place of business of the Partnership). Any Partner calling a Partners' meeting shall provide written notice to all Partners. The meeting shall not be held less than 15 days nor more than 30 days from the Partners' receipt of the notice. All meetings and actions of the Limited Partner shall be governed in all respects, including matters relating to proxies, record dates and actions without a meeting, by the applicable provisions of the Act, as it shall be amended from time to time.

Section 17.3      Notices.

         Any notice given pursuant to this Agreement may be served personally on the Partner to be notified, or may be sent by overnight courier, or may be mailed, first class postage prepaid, or by certified mail, to the following address, or to such other address as a party may from time to time designate in writing:

    To the General Partner:   Star-Equities I LLC
                              6735 Vistagreen Way
                              Suite 310
                              Rockford, IL  61107
                              Attention:  Michael Moore

    To the Limited Partner:   WNC Housing Tax Credit Fund VI, L.P., Series 9
                              c/o WNC & Associates, Inc.
                              3158 Redhill Avenue
                              Suite 120
                              Costa Mesa, CA  92626-3416
                              Attention:  David N. Shafer

    To the Special Limited
                   Partner:   WNC Housing, L.P.
                              3158 Redhill Avenue
                              Suite 120
                              Costa Mesa, CA  92626-3416
                              Attention:  David N. Shafer

Section 17.4      Successors and Assigns.

         All the terms and conditions of this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Partners.

Section 17.5      Recording of Certificate of Limited Partnership.

         If the General Partner should deem it advisable to do so, the Partnership shall record in the office of the County Recorder of the county in which the principal place of business of the Partnership is located a certified copy of the Certificate of Limited Partnership, or any amendment thereto, after such Certificate or amendment has been filed with the Secretary of State of Illinois.

Section 17.6      Amendment of Certificate of Limited Partnership.

     (a) The General Partner, or any successor general partner, shall cause to be filed, within 30 days after the happening of any of the following events, an amendment to the Certificate of Limited Partnership reflecting the occurrence of any of the following:

          (1) a change in the name of the Partnership;

          (2) a change in the street address of the Partnership's principal executive office;

          (3) a change in the address, or the Withdrawal, of a General Partner, or a change in the address of the agent for service of process, or appointment of a new agent for service of process;

          (4) the admission of a General Partner and that Partner's address; or

          (5) the discovery by the General Partner of any false or erroneous material statement contained in the Certificate of Limited Partnership or any amendment thereto.

     (b) The Certificate of Limited Partnership may also be amended in conformity with this Agreement at any time in any other respect that the General Partner determines.

     (c) The General Partner shall cause the Certificate of Limited Partnership to be amended, when required or permitted as aforesaid, by filing a certificate of amendment thereto in the office of, and on a form prescribed by, the Secretary of State of Illinois. The certificate of amendment shall set forth the Partnership's name, the Secretary of State's file number for the Partnership and the text of the amendment.

     (d) In the event of a Withdrawal or Involuntary Withdrawal of the General Partner, and if such General Partner does not file an amendment to the Certificate of Limited Partnership as specified in this Section 17.6, then the Special Limited Partner is hereby granted the specific authority to sign and file such amendment.

Section 17.7      Counterparts.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may sufficiently be evidenced by one counterpart.

Section 17.8      Captions.

         Captions to and headings of the Articles, Sections and subsections of this Agreement are solely for the conveniences of the Partners, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

Section 17.9      Saving Clause.

         If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

Section 17.10     Certain Provisions.

         If the operation of any provision of this Agreement would contravene the provisions of applicable law, or would result in the imposition of general liability on any Limited Partner or Special Limited Partner, such provisions shall be void and ineffectual.

Section 17.11     Tax Matters Partner.

         All the Partners hereby agree that the General Partner shall be the "Tax Matters Partner" pursuant to the Code and in connection with any review or examination of the federal income tax returns of the Partnership. At the time of a review, examination, or otherwise, the Tax Matters Partner shall inform the IRS that a copy of all correspondence shall be provided to the Limited Partner.

     (a) The Tax Matters Partner shall furnish or cause to be furnished to each Partner notice and information with respect to the following: closing conference with an examining agent; proposed adjustments, rights of appeal, and requirements for filing a protest; time and place of any appeals conference; acceptance by the Internal Revenue Service of any settlement offer; consent to the extension of the period of limitation with respect to all Partners; filing of a request for administrative adjustment on behalf of the Partnership; filing by the Tax Matters Partner or any other Partner of any petition for judicial review; filing of any appeal with respect to any judicial determination; and a final judicial redetermination.

     (b) If the Tax Matters Partner shall determine to litigate any administrative determination relating to federal income tax matters, then the Tax Matters Partner shall obtain the Consent of the Special Limited Partner to litigate such matter in such court as the Tax Matters Partner shall decide in its sole discretion.

     (c) In discharging its duties and responsibilities, the Tax Matters Partner shall act as a fiduciary (1) to the Limited Partner (to the exclusion of the other Partners) insofar as tax matters related to the Tax Credits are concerned, and (2) to all of the Partners in other respects.

     (d) The Partners consent and agree that in connection with any audit, review, examination, or otherwise of the Partnership, or if the Tax Matters Partner withdraws from the Partnership or the Tax Matters Partner becomes Bankrupt, then the Special Limited Partner may become, in its sole discretion, a special general partner, and become the Tax Matters Partner. The Limited Partner will make no claim against the Partnership in respect of any action or omission by the Tax Matters Partner during such time as the Special Limited Partner acts as the Tax Matters Partner.

     (e) Nothing herein shall be construed as a waiver by the Limited Partner of any of its rights under Chapter 631 of the Code. The General Partner shall not enter into any settlement agreement purporting to bind the Limited Partner without the Limited Partner's consent.

Section 17.12     Expiration of Compliance Period.

     (a) Notwithstanding any provision hereof to the contrary (other than this Section 17.12), the Special Limited Partner shall have the right at any time after the beginning of the last year of the Compliance Period to require, by written notice to the General Partner, that the General Partner promptly submit a written request to the applicable State Tax Credit Agency pursuant to Section 42(h) of the Code (or any successor provision) that such agency endeavor to locate within one year from the date of such written request a purchaser for the Apartment Housing who will continue to operate the Apartment Housing as a qualified low income property, at a purchase price that is not less than the minimum amount set forth in Section 42(h)(6) of the Code (or any successor provision). In the event that the State Tax Credit Agency obtains an offer satisfying the conditions of the preceding sentence, the General Partner shall promptly notify the Special Limited Partner in writing with respect to the terms and conditions of such offer, and, if the Special Limited Partner notifies the General Partner that such offer should be accepted, the General Partner shall cause the Partnership promptly to accept such offer and to proceed to sell the Apartment Housing pursuant to such offer.

     (b) Notwithstanding any other provision of this Agreement to the contrary, the Special Limited Partner shall have the right at any time after the end of the Compliance Period to require, by written notice to the General Partner (the "Required Sale Notice"), that the General Partner promptly use its best efforts to obtain a buyer for the Apartment Housing on the most favorable terms then available. The General Partner shall submit the terms of any proposed sale to the Special Limited Partner for its approval in the manner set forth in Section 17.12(a) hereof. If the General Partner shall fail to so obtain a buyer for the Apartment Housing within six months of receipt of the Required Sale Notice or if the Consent of the Special Limited Partner in its sole discretion shall be withheld to any proposed sale, then the Special Limited Partner shall have the right at any time thereafter to obtain a buyer for the Apartment Housing on terms acceptable to the Special Limited Partner (but not less favorable to the Partnership than any proposed sale previously rejected by the Special Limited Partner). In the event that the Special Limited Partner so obtains a buyer, it shall notify the General Partner in writing with respect to the terms and conditions of the proposed sale and the General Partner shall cause the Partnership promptly to sell the Apartment Housing to such buyer.

     (c) A sale of the Apartment Housing prior to the end of the Compliance Period may only take place if the conditions of Section 42(j)(6) of the Code (or any successor provision) will be satisfied upon such sale by having the purchaser of the Apartment Housing post the required bond on behalf of the Partnership.

Section 17.13     Number and Gender.

         All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require.

Section 17.14     Entire Agreement.

         This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and all prior understandings and agreements between the parties, written or oral, respecting this transaction are merged in this Agreement.

Section 17.15     Governing Law.

         This Agreement and its application shall be governed by the laws of the State.

Section 17.16     Attorney's Fees.

         If a suit or action is instituted in connection with an alleged breach of any provision of this Agreement, the prevailing party shall be entitled to recover, in addition to costs, such sums as the court may adjudge reasonable as attorney's fees, including fees on any appeal.

Section 17.17     Receipt of Correspondence.

         The Partners agree that the General Partner shall send to the Limited Partner and the Special Limited Partner within five days of receipt a copy of any correspondence relative to the Apartment Housing's noncompliance with the Mortgage, relative to the Apartment Housing's noncompliance with the Tax Credit rules or regulations, relative to any correspondence from the Mortgage lender and/or relative to the disposition of the Apartment Housing.

Section 17.18     Security Interest and Right of Set-Off.

         As security for the performance of the respective obligations to which any Partner may be subject under this Agreement, the Partnership shall have (and each Partner hereby grants to the Partnership) a security interest in their respective Interests of such Partner and in all funds distributable to said Partner to the extent of the amount of such obligation.


                    [Signatures begin on the following page]

         IN WITNESS WHEREOF, this Amended and Restated Agreement of Limited Partnership of Mendota I Limited Partnership, an Illinois limited partnership, is made and entered into as of the 31st day of May, 2002.

                    GENERAL PARTNER:

                    Star-Equities I LLC

                    By:  Star Equities, L.L.C., its sole member

                         By:  Star-Holdings of Illinois, L.L.C., its sole member

                              By:      /s/ Michael K. Moore
                                       Michael K. Moore
                                       Managing Member

                              By:      /s/ Marylou Moore
                                       Marylou Moore
                                       Managing Member

                    WITHDRAWING ORIGINAL LIMITED PARTNERs:

                    Star-Equities I LLC

                    By:  Star Equities, L.L.C., its sole member

                         By:  Star-Holdings of Illinois, L.L.C., its sole member

                              By:      /s/ Michael K. Moore
                                       Michael K. Moore
                                       Managing Member

                              By:      /s/ Marylou Moore
                                       Marylou Moore
                                       Managing Member

                    MARYLOU MOORE

                    /s/ Marylou Moore


     Signatures continue on next page...

                    LIMITED PARTNER:

                    WNC Housing Tax Credit Fund VI, L.P., Series 9

                    By:  WNC & Associates, Inc., its general partner

                         By:   /s/ David N. Shafer
                               David N. Shafer
                               Executive Vice President


                    SPECIAL LIMITED PARTNER:

                    WNC Housing, L.P.

                    By:  WNC & Associates, Inc.,
                         its general partner

                         By:      /s/ David N. Shafer
                                  David N. Shafer
                                  Executive Vice President

                     EXHIBIT A TO THE PARTNERSHIP AGREEMENT

                                LEGAL DESCRIPTION

                              Westridge Apartments

LOTS ONE (1), TWO (2), THREE (3) AND FOUR (4), IN WESTRIDGE ESTATES, A SUBDIVISION LOCATED IN PART OF THE SOUTHEAST QUARTER (SE1/4) OF SECTION 32, IN TOWNSHIP 36 NORTH, RANGE 1 EAST OF THE THIRD PRINCIPAL MERIDIAN, LASALLE COUNTY, ILLINOIS.

                              Kingsfield Apartments

THE EASTERLY HALF OF LOT 136, LOT 137 AND THE SOUTHERLY 46.04 FEET, AS MEASURED PERPENDICULAR TO THE SOUTHERLY LINE, OF LOT 138 IN CAQUELIN'S SUBDIVISION AND THE SOUTHERLY 46.04 FEET AS MEASURED PERPENDICULAR TO THE SOUTHERLY LINE, OF LOT 15 OF OWNER'S RESUBDIVISION OF PART OF N.W.1/4SECTION 27 AND PART OF N.E.1/4SECTION 28, T. 37 N., R. 6 E. OF THE 3RD P.M., ACCORDING TO THE PLAT RECORDED JUNE 21, 1954 IN BOOK 9 OF PLATS, PAGE 33, ALL IN THE CITY OF PLANO, KENDALL COUNTY, ILLINOIS.

                            Morris Family Apartments

LOTS 3, 4, 5 AND 6 IN NORTHCREST SUBDIVISION; BEING A SUBDIVISION OF A PORTION OF THE WEST HALF OF THE NORTHEAST QUARTER OF SECTION 33, TOWNSHIP 34 NORTH, RANGE 7 EAST OF THE THIRD PRINCIPAL MERIDIAN RECORDED DECEMBER 12, 1978, AS DOCUMENT #258554 IN PLAT CABINET F AT SLIDE 37; IN GRUNDY COUNTY, ILLINOIS.

LOT 21 AND THE EAST HALF OF LOT 20 OF CEAL SUBDIVISION FIRST ADDITION TO THE CITY OF MORRIS, AS PER PLAT RECORDED MAY 2, 1977 IN PLAT CABINET F AT PAGE F-12 AS DOCUMENT #249066, IN GRUNDY COUNTY, ILLINOIS.













                                   Exhibit A

                     EXHIBIT B TO THE PARTNERSHIP AGREEMENT
                              FORM OF LEGAL OPINION


WNC Housing Tax Credit Fund VI, L.P., Series 9
c/o WNC & Associates, Inc.
3158 Redhill Avenue, Suite 120
Costa Mesa, California  92626

         Re:      Mendota I Limited Partnership

Ladies and Gentlemen:

         You have requested our opinion with respect to certain matters in connection with the investment by WNC Housing Tax Credit Fund VI, L.P., Series 9, a California limited partnership (the "Limited Partner") in Mendota I Limited Partnership (the "Partnership"), an Illinois limited partnership formed to own, develop, renovate, finance and operate apartment complexes for low-income families (collectively, the "Apartment Complex") in Lasalle County, Grundy County, and Kendall County, Illinois. The general partner of the Partnership is Star-Equities I LLC (the "General Partner").

         In rendering the opinions stated below, we have examined and relied upon the following:

     (i)    [Certificate of Limited Partnership];

     (ii)   [Agreement of Limited Partnership] (the "Partnership Agreement");

     (iii) The Title Policy for each property as defined in the Partnership Agreement;

     (iv) The Certificate and Agreement attached as Exhibit C to the Partnership Agreement;

     (v) The Development Fee Agreement and accompanying Guaranty Agreement, dated _________, 2002;

     (vi) The Development, Construction and Operating Budget Agreement, dated _________, 2002;

     (vii) The Construction Completion, Operating Deficit and Tax Credit Guaranty Agreement, dated _________, 2002;

     (viii) A binding commitment from __________________ (the "State Agency") dated _________, 200___ conditionally awarding $_____________ in Federal tax credits annually for each of 10 years; and

     (ix) Such other documents, records and instruments as we have deemed necessary in order to enable us to render the opinions referred to in this letter.

                                   Exhibit B

         For purposes of rendering the opinions stated below we have assumed that, in those cases in which we have not been involved directly in the preparation, execution or the filing of a document, that (a) the document reviewed by us is an original document, or a true and accurate copy of the original document, and has not been subsequently amended, (b) the signatures on each original document are genuine, and (c) each party who executed the document had proper authority and capacity.

         Based on the foregoing we are of the opinion that:

         (a) __________________, one of the General Partners, is a [corporation/partnership] duly formed and validly existing under the laws of the State of _____________________ and has full power and authority to enter into and perform its obligations under the Partnership Agreement. _______________, one of the other General Partners, is a [corporation/partnership] duly formed and validly existing under the laws of the State of __________________ and has full power and authority to enter into and perform its obligations under the Partnership Agreement.

         (b) The Partnership is a limited partnership duly formed and validly existing under the laws of the State of Illinois.

         (c) The Partnership is validly existing under and subject to the laws of Illinois with full power and authority to own, develop, rehabilitate, finance and operate the Apartment Complex and to otherwise conduct business under the Partnership Agreement.

         (d) Execution of the Partnership Agreement by the General Partner(s) has been duly and validly authorized by or on behalf of the General Partner(s) and, having been executed and delivered in accordance with its terms, the Partnership Agreement constitutes the valid and binding agreement of the General Partner(s), enforceable in accordance with its terms.

         (e) The execution and delivery of the Partnership Agreement by the General Partner(s) does not conflict with and will not result in a breach of any of the terms, provisions or conditions of any agreement or instrument known to counsel to which any of the General Partner(s) or the Partnership, or any guarantor is a party or by which any of them may be bound, or any order, rule, or regulation to be applicable to any of such parties of any court or governmental body or administrative agency having jurisdiction over any of such parties or over the property.

         (f) To the best of counsel's knowledge, after due inquiry, there is no litigation or governmental proceeding pending or threatened against, or involving the Apartment Complex, the Partnership or any General Partner or any guarantor, which would materially adversely affect the condition (financial or otherwise) or business of the Apartment Complex, the Partnership or any of the Partners of the Partnership.

         (g) The Limited Partner and the Special Limited Partner have been admitted to the Partnership as limited partners of the Partnership under Illinois law and are entitled to all of the rights of limited partners under the Partnership Agreement. Except as described in the Partnership Agreement, no person is a partner of or has any legal or equitable interest in the Partnership, and all former partners of record or known to counsel have validly withdrawn from the Partnership and have released any claims against the Partnership arising out of their participation as partners therein.

                                   Exhibit B

         (h) Liability of the Limited Partner for obligations of the Partnership is limited to the amount of the Limited Partner's capital contributions required by the Partnership Agreement.

         (i) Neither the General Partner(s) of the Partnership nor the Limited Partner nor the Special Limited Partner will have any liability for the Mortgage represented thereby (as those terms are defined in the Partnership Agreement), and the lender of the Mortgage Loan will look only to its security in the Apartment Complex for repayment of the Mortgage Loan.

         (j) The Partnership owns a fee simple interest in the Apartment
Complex.

         (k) To the best of our actual knowledge and belief, after due inquiry, the Partnership, the General Partner(s) and any guarantor has obtained all consents, permissions, licenses, approvals, or orders required by all applicable governmental or regulatory agencies for the development, rehabilitation and operation of the Apartment Complex, and the Apartment Complex conforms to all applicable Federal, state and local land use, zoning, health, building and safety laws, ordinances, rules and regulations.

         (l) The Apartment Complex has obtained a binding commitment of low income housing tax credits ("LIHTC") from the State Agency. The final allocation of the LIHTC and ultimate eligibility of the Apartment Complex for such final allocation are subject to a series of requirements which must be met, performed or achieved at various times prior to and after such final allocation. Assuming all such requirements are met, performed or achieved at the time or times provided by applicable laws and regulations, the Apartment Complex will qualify for LIHTC.

         (m) Each guarantor of the Partnership, if not an individual, was incorporated, duly organized, and is validly existing and in good standing under the laws of the State of Illinois, is qualified to do business in every jurisdiction in which because of the nature of its activities or properties qualification is appropriate, and has all requisite power and authority to own and operate its properties and to carry on its business as now conducted.

         (n) Each guarantor of the Partnership (i) has full power and authority to execute, deliver and perform, and (ii) has duly authorized the execution, delivery and performance of the applicable guaranty. The applicable guaranty has been duly executed and delivered by the guarantor and constitutes the legal, valid and binding obligation of the guarantor enforceable in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and general principles of equity (regardless of whether enforceability is considered a proceeding at law or equity).

                                   Exhibit B

         All of the opinions set forth above are qualified to the extent that the validity of any provision of any agreement may be subject to or affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally. We do not express any opinion as to the availability of any equitable or specific remedy upon any breach of any of the covenants, warranties or other provisions contained in any agreement. We have not examined, and we express no opinion with respect to, the applicability of, or liability under, any Federal, state or local law, ordinance or regulation governing or pertaining to environmental matters, hazardous wastes, toxic substances or the like.

         I am a member of the Bar of the State of Illinois and express no opinion as to the laws applicable in any other jurisdiction. I express no opinion as to any matter except those set forth above. These opinions are rendered for use by the Limited Partner, its assignees and its legal counsel, which will rely on this opinion in connection with federal income tax opinions to be rendered by that firm. This opinion may not be delivered to or relied upon by any other person or entity without our express written consent.

                                  Sincerely,


                                  --------------------
                                  [Name]





















                                   Exhibit B

                     EXHIBIT C TO THE PARTNERSHIP AGREEMENT
                           CERTIFICATION AND AGREEMENT

         CERTIFICATION AND AGREEMENT made as of the date written below by Mendota I Limited Partnership, an Illinois limited partnership (the "Partnership"); and Star-Equities I LLC (the "General Partner"); for the benefit of WNC Housing Tax Credit Fund VI, L.P., Series 9, a California limited partnership (the "Investment Partnership") and WNC & Associates, Inc., a California corporation ("WNC"), the general partner of the Investment Partnership.

         WHEREAS, the Partnership proposes to admit the Investment Partnership as a limited partner thereof pursuant to an Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), in accordance with which the Investment Partnership will make substantial capital contributions to the Partnership; and

         WHEREAS, the Investment Partnership and WNC have relied upon certain information and representations described herein in evaluating the merits of investment by the Investment Partnership in the Partnership;

         NOW, THEREFORE, to induce the Investment Partnership to enter into the Partnership Agreement and become a limited partner of the Partnership, and for $1.00 and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Partnership and the General Partner hereby agree as follows for the benefit of the Investment Partnership and WNC.

1. Representations, Warranties and Covenants of the Partnership and the General Partner.

         The Partnership and the General Partner jointly and severally represent, warrant and certify to the Investment Partnership and WNC that, with respect to the Partnership, as of the date hereof:

         1.1 The Partnership is duly organized and in good standing as a limited partnership pursuant to the laws of the state of its formation with full power and authority to own its apartment complexes (collectively, the "Apartment Complex") and conduct its business; the Partnership and the General Partner have the power and authority to enter into and perform this Certification and Agreement; the execution and delivery of this Certification and Agreement by the Partnership and the General Partner have been duly and validly authorized by all necessary action; the execution and delivery of this Certification and Agreement, the fulfillment of its terms and consummation of the transactions contemplated hereunder do not and will not conflict with or result in a violation, breach or termination of or constitute a default under (or would not result in such a conflict, violation, breach, termination or default with the giving of notice or passage of time or both) any other agreement, indenture or instrument by which the Partnership or any General Partner is bound or any law, regulation, judgment, decree or order applicable to the Partnership or any General Partner or any of their respective properties; this Certification and Agreement constitutes the valid and binding agreement of the Partnership or the General Partner, enforceable against each of them in accordance with its terms.

                                   Exhibit C

         1.2 The General Partner has delivered to the Investment Partnership, WNC or their affiliates all documents and information which would be material to a prudent investor in deciding whether to invest in the Partnership. All factual information provided to the Investment Partnership, WNC or their affiliates either in writing or orally, did not, at the time given, and does not, on the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made.

         1.3 Each of the representations and warranties contained in the Partnership Agreement is true and correct as of the date hereof.

         1.4 Each of the covenants and agreements of the Partnership and the General Partner contained in the Partnership Agreement has been duly performed to the extent that performance of any covenant or agreement is required on or prior to the date hereof.

         1.5 All conditions to admission of the Investment Partnership as the investment limited partner of the Partnership contained in the Partnership Agreement have been satisfied.

         1.6 No default has occurred and is continuing under the Partnership Agreement or any of the Project Documents (as such term is defined in the Partnership Agreement) for the Partnership.

         1.7 The Partnership will allocate to the Limited Partner the Projected Annual Tax Credits, or the Revised Projected Tax Credits, if applicable.

         1.8 The General Partner agrees to take all actions necessary to claim the Projected Tax Credit, including, without limitation, the filing of Form(s) 8609 with the Internal Revenue Service.

         1.9 No person or entity other than the Partnership holds any equity interest in the Apartment Complex.

         1.10 The Partnership has the sole responsibility to pay all maintenance and operating costs, including all taxes levied and all insurance costs, attributable to the Apartment Complex.

         1.11 The Partnership, except to the extent it is protected by insurance and excluding any risk borne by lenders, bears the sole risk of loss if the Apartment Complex is destroyed or condemned or there is a diminution in the value of the Apartment Complex.

         1.12 No person or entity except the Partnership has the right to any proceeds, after payment of all indebtedness, from the sale, refinancing, or leasing of the Apartment Complex.

         1.13 No General Partner is related in any manner to the Investment Partnership, nor is any General Partner acting as an agent of the Investment Partnership.

         1.14 No event has occurred which would have a material adverse change to the Limited Partner's investment.

                                   Exhibit C

2.       Miscellaneous.

         2.1 This Certification and Agreement is made solely for the benefit of the Investment Partnership and WNC, and their respective successors and assignees, and no other person shall acquire or have any right under or by virtue of this Agreement.

         2.2 This Certification and Agreement may be executed in several counterparts, each of which shall be deemed to be an original, all of which together shall constitute one and the same instrument.

         2.3 Capitalized terms used but not defined in this Certification Agreement shall have the meanings given to them in the Partnership Agreement.


         IN WITNESS WHEREOF, this Certificate and Agreement is made and entered into as of the __ day of May, 2002.


                       PARTNERSHIP:


                       Mendota I limited partnership
                       By:  Star-Equities I LLC, its general partner

                            By:  Star Equities, L.L.C., its sole member

                                 By:  Star-Holdings of Illinois, L.L.C., its
                                      sole  member

                                      By:    /s/ Michael K. Moore
                                             Michael K. Moore
                                             Managing Member

                                      By:    /s/ Marylou Moore
                                             Marylou Moore
                                             Managing Member


Signatures continue on next page...


                                   Exhibit C

                        GENERAL PARTNER:

                        STAR-EQUITIES I LLC

                        By:  Star Equities, L.L.C., its sole member

                             By:  Star-Holdings of Illinois, L.L.C., its
                                  sole member

                                  By:    /s/ Michael K. Moore
                                         Michael K. Moore
                                         Managing Member

                                  By:    /s/ Marylou Moore
                                         Marylou Moore
                                         Managing Member























                                   Exhibit C

                       EXHIBIT D TO PARTNERSHIP AGREEMENT
                         FORM OF COMPLETION CERTIFICATE

                    (to be used when construction completed)

                             COMPLETION CERTIFICATE

         The undersigned, an architect duly licensed and registered in the State of Illinois, has reviewed the final working plans and detailed specifications for Mendota I Limited Partnership, an Illinois limited partnership (the "Partnership") in connection with the renovation of improvements known as _________ Apartments on certain real property located in ____________ County, Illinois (the "Improvements").

         The undersigned hereby certifies (i) that the Improvements have been completed in accordance with the aforesaid plans and specifications, (ii) that a permanent certificate of occupancy and all other construction-related permits required for the continued use and occupancy of the Improvements have been issued with respect thereto by the governmental agencies having jurisdiction thereof, (iii) that the Improvements are in compliance with all requirements and restrictions of all governmental authorities having jurisdiction over the Improvements, including, without limitation, all applicable zoning, building, environmental, fire, and health ordinances, rules and regulations and (iv) that, to the best knowledge of the undersigned, all contractors, subcontractors and workmen who worked on the Improvements have been paid in full except for normal retainages and amounts in dispute.


-----------------------------------
Apartment Housing Architect

Date:  ____________________________

Confirmed by:

----------------------------------
General Partner

Date:  ____________________________









                                   Exhibit D

                     EXHIBIT E TO THE PARTNERSHIP AGREEMENT
                           [ACCOUNTANT'S CERTIFICATE]

                            [Accountant's Letterhead]

                                   _______________, 200__

WNC Housing Tax Credit Fund VI, L.P., Series 9
c/o WNC & Associates, Inc.
3158 Redhill Avenue
Suite 120
Costa Mesa, CA 92626

         Re:      Mendota I Limited Partnership
                  Certification as to Amount of Eligible Tax Credit Base

Ladies and Gentlemen:

         In connection with the acquisition by WNC Housing Tax Credit Fund VI, L.P., Series 9 (the "Limited Partner") of a limited partnership interest in Mendota I Limited Partnership, an Illinois limited partnership (the "Partnership"), which owns a certain parcel of land located in ___________ County, Illinois and improvements thereon known as ___________ Apartments (the "Apartment Housing"), the Limited Partner has requested our certification as to the amount of low-income housing tax credits ("Tax Credits") available with respect to the Apartment Housing under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code"). Based upon our review of [the financial information provided by the Partnership] of the Partnership, we are prepared to file the Federal information tax return of the Partnership claiming annual Tax Credits in the amount of $_______________, which amount is based on an eligible basis (as defined in Section 42(d) of the Code) of the Apartment Housing of $________________, a qualified basis (as defined in Section 42(c) of the Code) of the Apartment Housing of $_________________ and an applicable percentage (as defined in Section 42(b) of the Code) of _____%.

                                   Sincerely,



                                   -------------------------







                                   Exhibit E

                     EXHIBIT F TO THE PARTNERSHIP AGREEMENT
                           [CONTRACTOR'S CERTIFICATE]

                            [Contractor's Letterhead]

                                   _______________, 200____

WNC Housing Tax Credit Fund VI, L.P., Series 9
c/o WNC & Associates, Inc.
3158 Redhill Avenue, Suite 120
Costa Mesa, CA 92626

         Re:      Mendota I Limited Partnership

Ladies and Gentlemen:

         The undersigned Star General Contractors, L.L.C. (hereinafter referred to as "Contractor"), has furnished or has contracted to furnish labor, services and/or materials (hereinafter collectively referred to as the "Work") in connection with the improvement of certain real property known as _______________ Apartments located in ____________ County, Illinois (hereinafter known as the "Apartment Housing").


         Contractor makes the following representations and warranties regarding Work at the Apartment Housing.

     o Work on said Apartment Housing has been performed and completed in accordance with the plans and specifications for the Apartment Housing.

     o Contractor acknowledges that all amounts owed pursuant to the contract for Work performed for Partnership is paid in full.

     o Contractor acknowledges Partnership is not in violation with terms and conditions of the construction documents related to the Apartment Housing.

     o Contractor warrants that all parties who have supplied Work for improvement of the Apartment Housing have been paid in full.

     o Contractor acknowledges the contract to be paid in full and releases any lien or right to lien against the above property.

         The undersigned has personal knowledge of the matters stated herein and is authorized and fully qualified to execute this document on behalf of the Contractor.


                                   Exhibit F

                                   STAR GENERAL CONTRACTORS, L.L.C.

                                        By:______________________________
                                             Name:  ____________________
                                             Title:   ____________________



















                                   Exhibit F

                     EXHIBIT G TO THE PARTNERSHIP AGREEMENT
                              DEPRECIATION SCHEDULE

Real Property: Use Modified Accelerated Cost Recovery System ("MACRS") 27.5 year straight-line depreciation using the mid month convention or use MACRS Alternative Depreciation System ("ADS") 40 year straight-line depreciation if required pursuant to the Agreement. Real property includes buildings and building improvements.

Personal Property: Use 5-year recovery period using mid-year 200% declining balance, if it relates to residential real estate or use MACRS Alternative Depreciation System ("ADS") 12 year straight-line depreciation if required pursuant to the Agreement. Personal property related to commercial space must use a 7-year recovery period using mid year 200% declining balance.

The following costs have a 5-year recovery period:

     o Removable appliances (not central climate control system equipment or water heaters)
     o    Draperies, blinds and shades, if they would be reusable if removed
     o    Carpeting, if its removal would not destroy the underlying floor
     o Vinyl flooring, if its removal would be easy and not destroy the underlying floor
     o    Common area furnishings
     o    Photocopy equipment
     o    Calculators, adding machines
     o    Typewriters
     o    Computers
     o    Wall coverings, if their removal would not destroy the underlying wall
     o    Exit signs
     o Security systems (not fire protection system, sprinkler system, smoke detectors, or fire escapes)
     o    Outdoor security lighting (not parking lot lighting)
     o    Fire extinguishers
     o Decorative lighting and sconces (not light fixtures for central lighting)
     o    Outdoor decorative lighting, such as that lighting signs
     o    Telephone systems
     o    Corridor handrails (not bathroom or stairway)
     o    Raised floors to accommodate wiring in computer rooms

The following costs have a 7-year recovery period with a mid year 200% declining balance:
     o    Office furnishings
     o    Cabinets and shelving
     o    Bulletin boards
     o    Conference or meeting room movable partitions

A percentage of the development fee is also allowed in personal property. The percentage is calculated by taking the ratio of personal property cost, excluding development fee, to total development costs and multiplying the development fee by the calculated ratio.

                                   Exhibit G

Land improvements Cost Recovery: Use 15-year recovery period using mid-year 150% declining balance or use MACRS Alternative Depreciation System ("ADS") 20 year straight-line depreciation if required pursuant to the Agreement. The following costs have a 15-year recovery period. Items allowed in this section are costs attributable to excavation, grading, and removing soil necessary to the proper setting of buildings. Other costs allowable in this section are as follows:

     o    Roads and sidewalks
     o    Concrete work (curb and gutter)
     o    Fencing
     o Landscaping (including, but not limited to, trees and shrubs) around the building which would be destroyed if the building were replaced
     o    Decorative walls which are part of the landscaping
     o    Parking lot (resurfacing it later is deducted as an expense)
     o Initial parking lot striping (restriping it later is deducted as an expense)
     o    Street lights and signs
     o    Signs which identify the property or provide directions
     o    Parking lot lighting (not outdoor security lighting)
     o    Playground equipment
     o    Basketball court and backboard
     o    Tennis courts
     o    Swimming pools
     o    Jogging trails
     o    Flag pole
     o    Wastewater treatment plant and lift station to handle raw sewage
     o    Interest expense capitalized and related to any of the above costs
     o The prorata portion of the general contractor/construction company profit, overhead, and general requirements and conditions allocable to items with a 15-year cost recovery period
     o The prorata portion of the developer fee, profit and overhead allocable to items with a 15-year cost recovery period

Recovery of costs of sanitary sewer system and water utility/distribution system, including the sewer system outside the buildings: the following costs have a 20-year recovery period - 150% declining balance mid-year convention.

     o    Fire hydrants
     o    Manhole rings and covers
     o    Water meter
     o    Gate valves
     o    Flushing hydrants
     o    Cast iron fittings
     o    Valve boxes
     o    Air release valves

                                   Exhibit G

     o    Tapping sleeves
     o    PVC water pipe (outside)
     o    PVC sewer pipe (outside)
     o    PVC sewer fittings




























                                   Exhibit G

                     EXHIBIT H TO THE PARTNERSHIP AGREEMENT
                              REPORT OF OPERATIONS

QUARTER ENDED:  ____________________, 200__

-------------------------------------       -----------------------------------
LOCAL PARTNERSHIP:
-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------
GENERAL PARTNER:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
FIRM NAME:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
ADDRESS:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CITY, STATE, ZIP:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
PHONE:
-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------
PROPERTY NAME:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
ADDRESS:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CITY, STATE, ZIP:
                                            -----------------------------------
-------------------------------------       -----------------------------------
RESIDENT MANAGER:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
PHONE:
-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------
ACCOUNTANT:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
FIRM:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
ADDRESS:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CITY, STATE, ZIP:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
PHONE:
-------------------------------------       -----------------------------------

------------------------------------        -----------------------------------
MANAGEMENT COMPANY
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
ADDRESS:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CITY, STATE, ZIP:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
PHONE:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CONTACT:
-------------------------------------       -----------------------------------

-------------------------------------------------------------------------------

                          (6) OCCUPANCY INFORMATION

A. Number of Apartment Units_____ Number of RA Units_____
                                                Number of Section 8 Tenants ____


B. Occupancy for the Quarter has: Increased ____ Decreased_____
                                                         Remained the Same _____

C. Number of:  Move-Ins ______   Move-Outs __________   % of Occupancy ______


D. Average length of tenant residency:   1-6 months ______   6-12 months ______

                                         1-3 years  ______   Over 4 years_____

E. Number of Basic rent qualified applicants on waiting list:  ________

F. If the apartments are less than 90% occupied, please explain why and describe what efforts are being made to lease-up remaining units.

 ___________________________________________________________________________

G. On site manager:   Full Time__________  Part Time____________.

   If part-time, the number of hours per week_____________.



                                    Exhibit H

                             OPERATIONAL INFORMATION

                Rent Schedule and Increases from Previous Quarter

                       Number     Monthly Rent       Rent Increases    Effective
                       of Units   Basic / Market    Amount    Percent    Date

1 Bedroom              ________   ______________    _________________  ________

2 Bedroom              ________   ______________    _________________  ________

3 Bedroom              ________   ______________    _________________  ________


                              PROPOSED MAINTENANCE

                                       Completed        Funded by
   Type                Description        or          Operations or     Amount
                                        Planned         Reserves
------------------------------------------------------------------------------
Interior Painting
------------------------------------------------------------------------------
Exterior Painting
------------------------------------------------------------------------------
Siding
------------------------------------------------------------------------------
Roofing
------------------------------------------------------------------------------
Drainage
------------------------------------------------------------------------------
Paving
------------------------------------------------------------------------------
Landscaping
------------------------------------------------------------------------------
Playground
------------------------------------------------------------------------------
Community Room
------------------------------------------------------------------------------
Laundry Room
------------------------------------------------------------------------------
Common Areas
------------------------------------------------------------------------------
Carpet
------------------------------------------------------------------------------
Appliances
------------------------------------------------------------------------------
Lighting
------------------------------------------------------------------------------
Other
------------------------------------------------------------------------------

------------------------------------------------------------------------------

Please describe in detail any major repairs:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                    Exhibit H

                              CONDITION OF PROPERTY

THE OVERALL APPEARANCE OF THE BUILDING(S) IS:

Excellent                  Good                     Fair                Bad


THE OVERALL APPEARANCE OF THE GROUNDS IS:

Excellent                  Good                     Fair                 Bad


                               EXTERIOR CONDITION
(Please Check Appropriate Box)
------------------------------------------------------------------------------
Type of Condition        Excellent       Good          Fair    Problems/Comments
------------------------------------------------------------------------------
Signage
-------------------------------------------------------------------------------
Parking Lots
-------------------------------------------------------------------------------
Office/Storage
-------------------------------------------------------------------------------
Equipment
-------------------------------------------------------------------------------
Community Building
-------------------------------------------------------------------------------
Laundry Room
-------------------------------------------------------------------------------
Benches/Playground
-------------------------------------------------------------------------------
Lawns, Plantings
-------------------------------------------------------------------------------
Drainage, Erosion
-------------------------------------------------------------------------------
Carports
-------------------------------------------------------------------------------
Fences
-------------------------------------------------------------------------------
Walks/Steps/Guardrails
-------------------------------------------------------------------------------
Lighting
-------------------------------------------------------------------------------
Painting
-------------------------------------------------------------------------------
Walls/Foundation
-------------------------------------------------------------------------------
Roof/Flashing/Vents
-------------------------------------------------------------------------------
Gutters/Splashblocks
-------------------------------------------------------------------------------
Balconies/Patios
-------------------------------------------------------------------------------
Doors Windows/Screens
-------------------------------------------------------------------------------
Elevators
-------------------------------------------------------------------------------


                               INTERIOR CONDITION
-------------------------------------------------------------------------------
Stairs
-------------------------------------------------------------------------------
Flooring
-------------------------------------------------------------------------------
Doors/Cabinets/Hardware
-------------------------------------------------------------------------------
Drapes/Blinds
-------------------------------------------------------------------------------
Interior Painting
-------------------------------------------------------------------------------
Refrig/Stoves/Sinks
-------------------------------------------------------------------------------
Bathroom/Tubs/Showers
    Toilets
-------------------------------------------------------------------------------

                                    Exhibit H

                                FINANCIAL STATUS

A. Replacement Reserve is: Fully-funded Under-funded Amount (complete attached schedule)
       Tax/Insurance Escrow is: Fully-funded Under-funded Amount (complete attached schedule)
       Property is operating at a:    Surplus      Deficit          Amount

       If deficit, General Partner funding?        Yes     No       Amount

       Mortgage Payments are:   On Schedule        Delinquent       Amount

       Are the taxes current?          Yes         No
       (please provide copy of paid tax bill)
       Is the insurance current?       Yes         No        Renewal Date
       (please provide copy of yearly renewal)

B.     Please note and explain any significant changes in the following:

       Administrative Expense       Increase        Decrease         Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       Repairs/Maintenance Expense  Increase        Decrease         Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       Utility Expense              Increase        Decrease         Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       Taxes/Insurance Expense      Increase        Decrease         Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------


C.     Do you anticipate making a return to owner distribution?   Yes      No


       Explanation:
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

D.     Please explain in detail any change in the financial condition:

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------
E.     Any insurance claims files?  Yes______   No______
       If yes, please explain:
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

                                    Exhibit H

                              SCHEDULE OF RESERVES

                            Replacement    Tax & Insurance    Other      Total


Beginning Balance:        -----------       ----------       -------    -------
Deposits:

       ----------         -----------       ----------       -------    -------

       ----------         -----------       ----------       -------    -------

       ----------         -----------       ----------       -------    -------

Total Deposits            -----------       ----------       -------    -------

Authorized Disbursements: -----------       ----------       -------    -------
       Description:

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

Total Disbursements:     -----------        ----------       --------    ------

Ending Balance: (1)      -----------        ----------       --------    ------

Required Balance:        -----------        ----------       --------    ------

Over/under funding:      -----------        ----------       --------    ------



Prepared By:                                        Date:
-------------------------------------------------------------------------------
Firm:                                               Telephone:
-------------------------------------------------------------------------------

Reminder: Please include the following documents:

              1. Completed Report of Operations
              2. Balance Sheet
              3. Statement of Income & Expenses
              4. Rent roll for quarter ending
              5. Tax Credit Compliance Report



                                    Exhibit H

                          INITIAL TENANT CERTIFICATIONS
                       Partnership Name:-------------------

Fund: -------------------   Tax Credit Set-Asides Information:   Loan/Regulatory
Property Name: ----------   [ ] 20/50 or [  ] 40/60 Election     Set-Asides:
Address: ----------------   Does the 51% average apply?
         ----------------   [  ] Y [  ] N
         ----------------   Deeper Set-Aside __% @ 50% AMI
County:  ----------------


[ ] Multi-Family   [ ] Elderly           Management Company:--------------------
----Number of Apartment Units            Contact Person:------------------------
----Number of Exempt Units               Phone #:-------------------------------
----LIHTC Apartment Housing #

-----------------------------------------------------------------------------
                                                                Gross
Unit  First Time   Move-in    # of                       # in   Income  Move-In
 #   Tenant Name    Date     Bdrms   Sq.Ft.   Set-Aside  Unit   Move-In  Limits
-------------------------------------------------------------------------------
      BIN #        Certificate of Occupancy Date:
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

     BIN #          Certificate of Occupancy Date:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     BIN #           Certificate of Occupancy Date:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                          INITIAL TENANT CERTIFICATIONS
                       Partnership Name:-------------------
(CONTINUED)

Tenant                                                               Tenant
Income       Income         Asset      Unit  Less Rent   Tenant      Utility
Qualified Verification  Verification   Rent   Subsidy   Payment     Allowance

-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------

                          INITIAL TENANT CERTIFICATIONS
                       Partnership Name:-------------------
(CONTINUED)

     Tenant                   Tenant            Overall
Gross     Maximum             Rent              Tenant
Rent      Rent                Qualified         Eligible

-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------


                                    Exhibit H

                     QUARTERLY TAX CREDIT COMPLIANCE REPORT
                      Property Name:----------------------


Quarter Ending: ---------   Tax Credit Set-Asides Information:   Loan/Regulatory
                            [ ] 20/50 or [  ] 40/60 Election     Set-Asides:
Address: ----------------   Does the 51% average apply?
         ----------------   [  ] Y [  ] N
         ----------------   Deeper Set-Aside __(List Details)
County:  ----------------

                       Allocation:              Management Company:-------------
                       Pre-1990 (Rent based on                     -------------
                         number of persons)     Contact Person:    -------------
[ ] Multi-Family       Elected to change
[ ] Elderly              # Bedrooms             Phone #:           -------------
---Number of           Post-1989 (Based on
   Apartment Units       number of Bedroom)     Fax #:             -------------
---Number of                                    Prepared by:       -------------
   Exempt Units
---LIHTC Apartment Housing #
-----------------------------------------------------------------------------
                                                          Gross    Annual
Unit   Tenant    Move-in   # Of     Inc.   Set-  # in     Annual   Income
 #     Name      Date      Bdrms     %    Aside  Unit     Income   Limits
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                     QUARTERLY TAX CREDIT COMPLIANCE REPORT
                      Property Name:----------------------
(CONTINUED)


Annual   Tenant                                   Less
Recert.  Income      Income     Assets    Unit    Rent     Tenant
Date    Qualified   Verified   Verified   Rent   Subsidy   Payment

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                     QUARTERLY TAX CREDIT COMPLIANCE REPORT
                      Property Name:----------------------
(CONTINUED)


        Tenant              Tenant     Overall
Utility   Gross   Maximum    Rent       Tenat
Allow.    Rent    Rent    Qualified    Eligible

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                    Exhibit H

                       TENANT TAX CREDIT COMPLIANCE AUDIT
                         Document Transmittal Checklist

Unit Number          Property Name                                   Date


Tenant Name                                               Completed By:


Initial [  ]        Annual [  ]
  Check Box for Type of Certification         Management Company


                                                   This Section For WNC Use Only
Check Documents Being Sent
                                                      Received.  Reviewed
___Internal Checklist or worksheet                    [   ]      [  ] ----------
___Initial - Rental Application/Rental Agreement      [   ]      [  ] ----------
___Initial - Questionnaire of Income/Assets           [   ]      [  ] ----------
___Recertification - Questionnaire of Income/Assets   [   ]      [  ] ----------
___Recertification - Addendum to Lease                [   ]      [  ] ----------
___Employment Verification                            [   ]      [  ] ----------
___Employment Termination Verification                [   ]      [  ] ----------
___Military  Verification                             [   ]      [  ] ----------
___Verification of Welfare Benefits                   [   ]      [  ] ----------
___Verification of Social Security Benefits           [   ]      [  ] ----------
___Verification of Disability Benefits                [   ]      [  ] ----------
___Unemployment Verification                          [   ]      [  ] ----------
___Verification of Unemployment Compensation          [   ]      [  ] ----------
___Verification Worksmen Compensation                 [   ]      [  ] ----------
___Retirement/Annuities Verification                  [   ]      [  ] ----------
___Verification of Veterans Pension                   [   ]      [  ] ----------
___Verification of Child Support                      [   ]      [  ] ----------
___Verification of Alimony Support                    [   ]      [  ] ----------
___Disposed of Assets Last 2 years                    [   ]      [  ] ----------
___Real Estate                                        [   ]      [  ] ----------
___Investment                                         [   ]      [  ] ----------
___Assets Verifications (savings, stocks etc.)        [   ]      [  ] ----------
___Trusts/with Current Tax Return                     [   ]      [  ] ----------
___Lump Sum Settlements                               [   ]      [  ] ----------
___Notarized Affidavit of Support                     [   ]      [  ] ----------
___Certification of Handicap                          [   ]      [  ] ----------
___Notarized Self-Employed-Tax Return                 [   ]      [  ] ----------
___Notarized statement of no income                   [   ]      [  ] ----------
___Tenant Certification                               [   ]      [  ] ----------

                          This Section For WNC Use Only

         YES  NO
         [  ] [  ]   Are all required forms completed?
         [  ] [  ]   Are all required forms dated?
         [  ] [  ]   Did the Manager and Tenant sign all documents?
         [  ] [  ]   Third party verification of income completed?
         [  ] [  ]   Third party verification of assets completed?
         [  ] [  ]   Are verifications completed for all members 18 years and
                     over?
         [  ] [  ]   Did all the members of the household 18 yrs. and
         [  ] [  ]   over sign all documents?
         [  ] [  ]   Is lease completed with a minimum of six months/ SRO
                     monthly?
         [  ] [  ]   Addendum completed?
         [  ] [  ]   Tenant Certification completed?
         [  ] [  ]   Are all members of the household full-time students?
         [  ] [  ]   Is utility allowance correct?
         [  ] [  ]   Is correct income limit being used?
         [  ] [  ]   Is correct rent limit being used?

                    For tenants with no income

         [  ] [  ]   Was notarized statement of no income obtained with tax
                     return?
         [  ] [  ]   or Were all sources verified (AFDC, Unemployment,
                     Soc. Sec., Disability)?

                        TAX CREDIT COMPLIANCE MONITORING:
                              ANNUAL CERTIFICATION

         As General Partner of Mendota I Limited Partnership, I hereby certify as to the following:

     1. Mendota I Limited Partnership owns a __ unit project ("Apartment Housing") in __________ County, Illinois.

     2. An annual income certification (including supporting documentation) has been received from each tenant. The income certification reflects that the tenant's income meets the income limitation applicable to the Apartment Housing pursuant to Section 42(g)(1) of the Internal Revenue Code ("Code").

     3. The Apartment Housing satisfies the requirements of the applicable minimum set aside test as defined in Section
42(g)(1) of the Code.

     4. Each unit within the Apartment  Housing is rent restricted as defined in
Section 42(g)(2) of the Code.

     5. Each unit in the Apartment Housing is available for use by the general public and not for use on a transient basis.

     6. Each building in the Apartment Housing is suitable for occupancy in accordance with local health, safety, and building codes.

     7. During the preceding calendar year, there had been no change in the eligible basis, as defined in Section 42(d) of the Code, of any building within the Apartment Housing.

     8. All common area facilities included in the eligible basis of the Apartment Complex are provided to the tenants on a comparable basis without a separate fee to any tenant in the Apartment Housing.

     9. During the preceding calendar year when a low income unit in the Apartment Housing became vacant reasonable attempts were made to rent that unit to tenants whose incomes met the income limitation applicable to the Apartment Housing pursuant to Section 42(g)(1) of the Code and while that unit was vacant no units of comparable or smaller size were rented to tenants whose income did not meet the income limitation applicable to the Apartment Housing pursuant to
Section 42(g)(1) of the Code.

     10. If the income of a tenant in a low income unit increased above the limit allowed in Section 42 (g)(2)(D)(ii), then the next available unit of comparable or smaller size was rented to tenants whose incomes met the income limitation applicable to the Apartment Housing pursuant to Section 42(g)(1) of the Code.

IN VERIFICATION OF THE FOREGOING ENCLOSED HEREWITH IS A COPY OF THE ANNUAL INCOME CERTIFICATION RECEIVED FROM EACH TENANT IN THE APARTMENT HOUSING. UPON REQUEST I WILL PROVIDE COPIES OF ALL DOCUMENTATION RECEIVED FROM THE TENANT TO SUPPORT THAT CERTIFICATION.

         I declare under penalty of perjury under the law of the State of Illinois that the foregoing is true and correct.

         Executed this ____ day of ____________ at _____________, _____________.

         ----------------------------

                      Calculation of Debt Service Coverage


                                      Month 1        Month 2       Month 3
                                    ------------   ------------  ------------

           INCOME

  Gross Potential Rent
  Other Income
  Vacancy Loss                      ------------   ------------  ------------
  Adjusted Gross Income             ------------   ------------  ------------

      OPERATING EXPENSES

  Utilities
  Maintenance
  Management Fee
  Administration
  Insurance
  Real Estate Taxes
  Other Expenses                    ------------   ------------  ------------
  Total Operating Expenses          ------------   ------------  ------------

  Net Operating Income (1)
  Accrual adjustments for:
              R/E Taxes
              Insurance
              Tax/ Accounting
              Other
  Replacement Reserves
                                    ------------   ------------  ------------
  Income for DSC Calculation        ============   ============  ============

  Stabilized Debt Service
                                    ------------   ------------  ------------

  Debt Service Coverage (2)
                                    ------------   ------------  ------------

Please submit this form along with the following supporting documentation:
Monthly Financial Reports (income statement, balance sheet, general ledger and rent rolls)
Operating Budget
Copies of bank statements.

(1) This number should reconcile easily with the monthly financial statements.

(2) The ratio between the Income for DSC calculation and Stabilized Debt Service. As example, a 1.10 DSC means that for every $1.00 of Stabilized Debt Service required to be paid there must be $1.10 of Net operating Income available.

                            DEVELOPMENT FEE AGREEMENT

         This Development Fee Agreement ("Agreement") is entered into as of the date written below by and between Star Development, L.L.C. ("Developer") and Mendota I Limited Partnership, an Illinois limited partnership ("Owner"). Developer and Owner collectively may be referred to as the "Parties" or individually may be referred to as a "Party".

                                    RECITALS

         A. Owner has acquired the real property located in Lasalle County, Grundy County, and Kendall County, Illinois, as more particularly described in Exhibit A attached hereto and incorporated herein (the "Real Property").

         B. Owner intends to renovate a 24-unit rental housing complex known as Westridge Apartments on the Real Property in Lasalle County, a 48-unit rental housing complex known as Morris Family Apartments on the Real Property in Grundy County, and a 24-unit rental housing complex known as Kingsfield Apartments on the Real Property in Kendall County, along with other related improvements, which are intended to qualify for federal low-income housing tax credits (collectively, the "Apartment Housing").

         C. Prior to the date of this Agreement, Developer has performed substantial development services with respect to the Apartment Housing as specified in Section 2.3 of this Agreement. Developer has also agreed to oversee the development of the Apartment Housing until all construction work is completed and to provide certain services relating thereto. The Parties recognize and acknowledge that the Developer is, and has been, an independent contractor in all services rendered to, and to be rendered to, the Owner pursuant to this Development Fee Agreement.

         D. Owner desires to commit its existing development agreement with Developer into writing through this Development Fee Agreement for Developer's services to manage, oversee, and complete development of the Apartment Housing. Developer desires to commit its existing development agreement with Owner into writing through this Development Fee Agreement and Developer is willing to assign all development rights to the Apartment Housing to Owner, to undertake performance of such development services, and to fulfill all obligations of the Developer set forth in this Agreement, in consideration of Owner's restated promise to pay to Developer the fee specified in this Agreement.

         NOW THEREFORE, in consideration of the foregoing recitals and the mutual promises and undertakings in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and Developer agree as follows.

                                    SECTION 1
                               CERTAIN DEFINITIONS

         As used in this Agreement, the following terms shall, when capitalized, have the following meanings:

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Construction Documents" means the contract documents between the Owner and the Construction Lender pertaining to construction of the Apartment Housing.

         "Construction Lender" means Midwest Housing Capital, L.L.C. or any successor in interest thereto, which has made loans to finance the renovation of the Apartment Housing.

         "Construction Loan" means the loans to finance construction of the Apartment Housing, made to Owner by the Construction Lender.

         "Contractor" means Star General Contractors, L.L.C.

         "Department" means the Illinois agency responsible for the reservation and allocation of Tax Credits.

         "Development Fee" means the fee for development services described in
Section 2 of this Agreement.

         "Partnership Agreement" shall mean the Amended and Restated Agreement of Limited Partnership of Mendota I Limited Partnership, an Illinois limited partnership.

         "Tax Credits" means the low-income housing tax credits found in Section 42 of the Code, and all rules, regulations, rulings, notices and other promulgations thereunder.

                                    SECTION 2
                     ENGAGEMENT OF DEVELOPER; FEE; SERVICES

         2.1 Engagement; Term..Owner hereby confirms the engagement of Developer to act as developer of the Apartment Housing, and to perform the various covenants and obligations of the Developer under this Agreement. Developer hereby confirms and accepts such engagement and agrees to perform fully and timely each and every one of its obligations under this Agreement. The term of such engagement shall commence on the date hereof and subject to the pre-payment provisions of Section 3 shall expire on December 31, 2013.

         2.2 Development Fee. In consideration of Developer's prior activities and Developer's agreement to provide development services during the term of this Agreement, Owner agrees to pay the Developer a Development Fee in the aggregate amount of $456,339 ("Development Fee"). The Development Fee shall be payable in accordance with Section 3 of this Agreement.

         2.3      Development Services.

     (a) Prior Services. Owner acknowledges that Developer performed substantial development services relating to Morris Family Apartments and Westridge Apartments prior to February 7, 2002 and relating to Kingsfield Apartments prior to March 13, 2002. Such services (the "Prior Services") included the following.

          (1) Developer has negotiated and conferred with the Contractor and recommended to the Owner to enter into a construction contract with the Contractor for the building of the Apartment Housing.

          (2) Developer has: estimated the cost of construction; determined the construction period; prepared a monthly-estimated construction chart reflecting the construction services required each month; and prepared a preliminary construction budget.

          (3) Developer has reviewed the plans and specifications for compliance with design criteria and construction contracts.

          (4) Developer has negotiated and conferred with public authorities relating to traffic control, flood control and other matters affecting the development of the Apartment Housing.

          (5) Developer has negotiated and conferred with an architect and recommended to the Owner to execute an architectural contract for the planning and design of the Apartment Housing.

          (6) Developer has placed its own capital at risk in anticipation of the Apartment Housing being constructed, leased and Tax Credits awarded.

          (7) Developer has created, refined and analyzed the financial projections for the Apartment Housing.

          (8) Developer has negotiated, conferred, and worked with the Apartment Housing architects, engineers and Contractor with regard to preparation, refinement, and finalization of the plans and specifications for the Apartment Housing, and projected construction schedules and costs.

          (9) Developer has negotiated and conferred with the Construction Lender to obtain the Construction Loan.

          (10) Developer has negotiated and conferred with an insurance carrier to provide a hazard policy during construction.

     (b) Future Services. Developer shall oversee renovation of the Apartment Housing on Owner's behalf, as provided in this Section 2.3(b)(1). Owner shall allow Developer full access to the Apartment Housing during the renovation period. Developer and Developer's agents shall perform their work in a manner that minimizes interference with the management and operation of the Apartment Housing.

          (1) Developer shall exert its best efforts to ensure that the Contractor performs its obligations under the Construction Documents in a diligent and timely manner.

          (2) Developer shall participate in and provide assistance with regard to pre-construction conferences and pre-construction documents, including drawings, specifications, contracts, and schedules.

          (3) Developer shall review all Construction Documents, identify construction issues and participate in the resolution of such issues.

          (4) Developer shall review and approve subcontract bids received by the Contractor.

          (5) Developer shall establish and administer field order and change order procedures.

          (6) Developer shall coordinate performance of Owner's obligations under the construction phase for the Apartment Housing, including the preparation of draw requests.

          (7) Developer shall attend construction progress meetings at the Apartment Housing site to monitor construction progress and advise Owner and the Contractor with respect to the resolution of construction issues.

          (8) Developer shall review the Contractor's monthly pay applications.

          (9) Developer shall monitor the Contractor's progress with respect to the approved Apartment Housing schedule and keep the Owner informed of all pertinent Apartment Housing issues and construction progress.

          (10) Developer shall advise Owner with respect to relations with engineers, architects, and other construction professionals.

          (11) Developer shall be available for immediate response in critical situations arising during the construction of the Apartment Housing.

          (12) Developer shall coordinate relations with the City of Apartment City and other governmental authorities having jurisdiction over development of the Apartment Housing.

     (c) Assignment of Development Rights. Developer hereby assigns to Owner all rights to the development of the Apartment Housing, including but not limited to, all tangible and intangible rights arising with respect to the name
Partnership  Name,  the  design  of  the  Apartment   Housing,   the  plans  and
specifications for the Apartment Housing and all rights arising under the agreements with Apartment Housing architects, engineers and other Apartment Housing design and construction professionals.

                                    SECTION 3
                            DEVELOPMENT FEE PAYMENTS

         3.1 Prior Services Rendered. The Parties acknowledge and agree that Developer has earned the aggregate sum of $88,811, representing $20,000 for Kingsfield Apartments for services rendered prior to March 13, 2002, $48,823 for Morris Family Apartments for services rendered prior to February 7, 2002, and $19,988 for Westridge Apartments for services rendered prior to February 7, 2002, that said amounts are reasonable in relation to the work performed, are fully earned as of those dates and that said amounts shall be paid in any event notwithstanding the termination of this Agreement. The Parties further acknowledge and agree that the Owner has accrued the Development Fee of $88,811 under its method of accounting.

         3.2 Payment of Development Fee. The Development Fee shall be paid to the Developer from capital contribution payments received by the Owner in accordance with Section 9.2(b) of the Partnership Agreement. If the Development Fee is not paid in full in accordance with Section 9.2(b) of the Partnership Agreement then the balance of the Development Fee shall be paid from available net operating income in accordance with the terms of Section 11.1 of the Partnership Agreement, but in no event later than December 31, 2013. Also, if the Development Fee is not paid in full in accordance with Section 9.2(b) of the Partnership Agreement then Owner shall provide Developer with a note payable to Developer ("Development Fee Note") in a principal amount equal to the unpaid balance of the Development Fee. The Development Fee Note shall accrue interest at a rate equal to the 5-year Treasury money market rate in effect as of the date of the last capital contribution payment referenced in Article VII of the Partnership Agreement. The Development Fee Note shall be paid out of Net Operating Income pursuant to Section 11.1 of the Partnership Agreement, but the Owner shall pay to the Developer any unpaid principal and accrued interest on the eleventh anniversary of the Completion Date.

         3.3 Accrual of Development Fee. The Development Fee shall be earned no later than the end of the first year of the tax credit period referenced in
Section 42(f)(1) of the Code. Once any portion of the Development Fee has been earned, it shall be payable by the Partnership in all events.


                                    SECTION 4
                                   TERMINATION

         Neither Party to this Agreement shall have the right to terminate this Agreement prior to the expiration of the term without cause. Owner may terminate this Agreement without further liability, for cause, which shall mean any one of the following:

     (a) a material breach by Developer of its obligations under this Agreement that is not cured within thirty (30) days after notice thereof (or, as to any non-monetary obligations that is not reasonably capable of cure within 30 days, and provided that cure is commenced within 10 days of notice and diligently pursued thereafter to completion, within such time as may reasonably be necessary to complete such cure);

     (b) a fraudulent or intentionally incorrect report by Developer to Owner with respect to the Apartment Housing; or

     (c) any intentional misconduct or gross negligence by Developer with respect to its duties under this Contract.

         Upon proper termination of this Agreement by Owner pursuant to this
Section 4, all rights of Developer to receive unearned Development Fees pursuant to this Agreement with respect to services not yet performed shall terminate. Developer shall receive the full Development Fee for Prior Services and shall receive a portion of the Development Fee for Future Services based on the percentage of completion of construction of the Apartment Housing at the time of termination. Nothing in this Section 4 shall be deemed to prevent Owner from bringing an action against Developer to recover fully all damages resulting from any of the causes set forth in paragraphs (a), (b) or (c) above, or to prevent Owner from contending in any action or proceeding that the Future Services were not earned by Developer.

                                    SECTION 5
                               GENERAL PROVISIONS

         5.1 Notices. Notices required or permitted to be given under this Agreement shall be in writing sent by overnight courier or mail, postage prepaid, return receipt requested, to the Parties at the following addresses, or such other address as is designated in writing by the Party; provided, however, that any written communication containing such information sent to a Party actually received by a Party shall constitute notice for all purposes of this Agreement.

         If to Developer:     Star Development, L.L.C.
                              6735 Vistagreen Way
                              Suite 310
                              Rockford, IL  61107

         If to Owner:         Mendota I Limited Partnership
                              6735 Vistagreen Way
                              Suite 310
                              Rockford, IL  61107


         5.2  Interpretation.

     (a) Headings. The section headings in this Agreement are included for convenience only; they do not give full notice of the terms of any portion of this Agreement and are not relevant to the interpretation of any provision of this Agreement.

     (b) Relationship of the Parties. Neither Party hereto shall be deemed an agent, partner, joint venturer, or related entity of the other by reason of this Agreement and as such neither Party may enter into contracts or agreements which bind the other Party.

     (c) Governing Law. The Parties intend that this Agreement shall be governed by and construed in accordance with the laws of the state of Illinois applicable to contracts made and wholly performed within Illinois by persons domiciled in Illinois.

     (d) Severability. Any provision of this Agreement that is deemed invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without rendering invalid or unenforceable the remaining provisions of this Agreement.

         5.3 Integration; Amendment. This Agreement constitutes the entire agreement of the Parties relating to the subject matter hereof. There are no promises, terms, conditions, obligations, or warranties other than those contained herein. This Agreement supersedes all prior communications, representations, or agreements, verbal or written, among the Parties relating to the subject matter hereof. This Agreement may not be amended except in writing.

         5.4 Attorney' Fees. If any suit or action arising out of or related to this Agreement is brought by any Party to any such document, the prevailing Party shall be entitled to recover the costs and fees (including without limitation reasonable attorneys' fees and costs of experts and consultants, copying, courier and telecommunication costs, and deposition costs and all other costs of discovery) incurred by such Party in such suit or action, including without limitation to any post-trial or appellate proceeding.

         5.5 Binding Effect. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Parties hereto and their respective successors, heirs, and permitted assigns.

         5.6 Assignment. Neither Party may assign this Agreement without the consent of the other Party. No assignment shall relieve any Party of liability under this Agreement unless agreed in writing to the contrary.

         5.7 Third-Party Beneficiary Rights. No person not a Party to this Agreement is an intended beneficiary of this Agreement, and no person not a Party to this Agreement shall have any right to enforce any term of this Agreement. Notwithstanding the Parties acknowledge that Limited Partner's Name shall have the right to enforce any term of this Agreement.

         5.8 Related Parties. The Parties acknowledge that the Owner and Developer at times may be related parties under Code Sections 267 and/or 707 and that Owner is an accrual basis taxpayer. As such, the Parties agree and consent that each and every year during the term of this Agreement that Owner and Developer are related parties, Owner will accrue any or all of the principal and/or interest of the Development Fee that the Developer (whether or not an accrual basis taxpayer) will include an equal amount in Developer's income tax return for that year.

         5.9 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement binding on all the Parties, notwithstanding that all Parties are not signatories to the same counterpart.

         5.10 Further Assurances. Each Party agrees, at the request of the other Party, at any time and from time to time after the date hereof, to execute and deliver all such further documents, and to take and forbear from all such action, as may be reasonably necessary or appropriate in order more effectively to perfect the transfers or rights contemplated herein or otherwise to confirm or carry out the provisions of this Agreement.

         5.11 Mandatory Arbitration. Any person enforcing this Agreement may require that all disputes, claims, counterclaims, and defenses ("Claims") relating in any way to this Agreement or any transaction of which this Agreement is a part (the "Transaction"), be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and Title 9 of the U.S. Code. All claims will be subject to the statutes of limitation applicable if they were litigated.

         If arbitration occurs, one neutral arbitrator will decide all issues unless either Party's Claim is $100,000 or more, in which case three neutral arbitrators will decide all issues. All arbitrators will be active Illinois State Bar members in good standing. In addition to all other powers, the arbitrator(s) shall have the exclusive right to determine all issues of arbitrability. Judgment on any arbitration award may be entered in any court with jurisdiction.

         If either Party institutes any judicial proceeding relating to the Transaction, such action shall not be a waiver of the right to submit any Claim to arbitration. In addition, both Parties have the right before, during, and after any arbitration to exercise any of the following remedies, in any order or concurrently: (i) setoff, (ii) self-help repossession, (iii) judicial or non-judicial foreclosure against real or personal property collateral, (iv) provisional remedies, including injunction, appointment of receiver, attachment, claim and delivery, and replevin.

         This arbitration clause cannot be modified or waived by either Party except in a writing that refers to this arbitration clause and is signed by both Parties.


                    [Signatures begin on the following page]

         IN WITNESS WHEREOF, the Parties have caused this Development Fee Agreement to be executed as of May ____, 2002.


                      DEVELOPER:

                      STAR DEVELOPMENT, L.L.C.

                      By:  Star-Holdings of Illinois, L.L.C., its sole member

                           By:  ______________________
                                Michael K. Moore
                                Managing Member

                           By:  ____________________
                                Marylou Moore
                                Managing Member


                      OWNER:

                      MENDOTA I LIMITED PARTNERSHIP

                      By:  Star-Equities I LLC, its general partner

                           By:  Star Equities, L.L.C., its sole member

                                    By:  Star-Holdings of Illinois, L.L.C., its
                                         sole member

                                         By:   _______________________
                                               Michael K. Moore
                                               Managing Member

                                         By:   _______________________
                                               Marylou Moore
                                               Managing Member

                                   SCHEDULE A

                                LEGAL DESCRIPTION

                              Westridge Apartments

LOTS ONE (1), TWO (2), THREE (3) AND FOUR (4), IN WESTRIDGE ESTATES, A SUBDIVISION LOCATED IN PART OF THE SOUTHEAST QUARTER (SE1/4) OF SECTION 32, IN TOWNSHIP 36 NORTH, RANGE 1 EAST OF THE THIRD PRINCIPAL MERIDIAN, LASALLE COUNTY, ILLINOIS.

                              Kingsfield Apartments

THE EASTERLY HALF OF LOT 136, LOT 137 AND THE SOUTHERLY 46.04 FEET, AS MEASURED PERPENDICULAR TO THE SOUTHERLY LINE, OF LOT 138 IN CAQUELIN'S SUBDIVISION AND THE SOUTHERLY 46.04 FEET AS MEASURED PERPENDICULAR TO THE SOUTHERLY LINE, OF LOT 15 OF OWNER'S RESUBDIVISION OF PART OF N.W.1/4SECTION 27 AND PART OF N.E.1/4SECTION 28, T. 37 N., R. 6 E. OF THE 3RD P.M., ACCORDING TO THE PLAT RECORDED JUNE 21, 1954 IN BOOK 9 OF PLATS, PAGE 33, ALL IN THE CITY OF PLANO, KENDALL COUNTY, ILLINOIS.

                            Morris Family Apartments

LOTS 3, 4, 5 AND 6 IN NORTHCREST SUBDIVISION; BEING A SUBDIVISION OF A PORTION OF THE WEST HALF OF THE NORTHEAST QUARTER OF SECTION 33, TOWNSHIP 34 NORTH, RANGE 7 EAST OF THE THIRD PRINCIPAL MERIDIAN RECORDED DECEMBER 12, 1978, AS DOCUMENT #258554 IN PLAT CABINET F AT SLIDE 37; IN GRUNDY COUNTY, ILLINOIS.

LOT 21 AND THE EAST HALF OF LOT 20 OF CEAL SUBDIVISION FIRST ADDITION TO THE CITY OF MORRIS, AS PER PLAT RECORDED MAY 2, 1977 IN PLAT CABINET F AT PAGE F-12 AS DOCUMENT #249066, IN GRUNDY COUNTY, ILLINOIS.

                       Development Fee GUARANTY AGREEMENT

         FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreement of Star Development, L.L.C. (the "Developer") to permit deferral of the $456,339 development fee due from Mendota I Limited Partnership, an Illinois limited partnership ("Debtor"), to the Developer, the undersigned guarantors (jointly and severally, the "Guarantor"), hereby unconditionally guarantee the full and prompt payment when due, whether by acceleration or otherwise of that certain Developer Fee from Debtor to the Developer, evidenced by the Development Fee Agreement dated the even date herewith, and incorporated herein by this reference. The foregoing described debt is referred to hereinafter as the "Liabilities" or "Liability."

         The undersigned further agree to pay all expenses paid or incurred by the Debtor or Developer in endeavoring to collect the Liabilities, or any part thereof, and in enforcing the Liabilities or this Guaranty Agreement (including reasonable attorneys' fees if collected or enforced by law or through an attorney-at-law). The undersigned hereby represents and warrants that the extension of credit or other financial accommodations by the Developer to Debtor will be to the interest and advantage of the undersigned, and acknowledges that this Guaranty Agreement is a substantial inducement to the Developer to extend credit to Debtor and that the Developer would not otherwise extend credit to Debtor.

         Debtor or Developer may, from time to time, without notice to or consent of the undersigned, (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the Liabilities and (c) resort to the undersigned for payment of any of the Liabilities, whether or not the Debtor or Developer shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have preceded against any other party primarily or secondarily liable on any of the Liabilities.

         Debtor and Developer must mutually agree to (a) extend or renew for any period this Agreement (whether or not longer than the original period) or alter any of the Liabilities, (b) release or compromise any Liability of the undersigned hereunder or any Liability of any other party or parties primarily or secondarily liable on any of the Liabilities, or (c) release, compromise or subordinate its title or security interest, or any part thereof, if any, in all or any property now or hereafter securing any of the Liabilities or any obligation hereunder, and permit any substitution or exchange for any such property,

         The undersigned hereby expressly waives: (a) notice of the existence or creation of all or any of the Liabilities, (b) notice of any amendment or modification of any of the instruments or documents evidencing or securing the Liabilities, (c) presentment, demand, notice of dishonor and protest, (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for any of the foregoing, and (e) the right to require the Developer to proceed against Debtor on any of the Liabilities, though nothing herein shall prevent the Developer from proceeding against Debtor on any of the Liabilities.

         In the event any payment of Debtor to the Developer is held to constitute a preference under the bankruptcy laws, or if for any other reason the Developer is required to refund such payment or pay the amount thereof to any other party, such payment by Debtor to the Developer shall not constitute a release of Guarantor from any Liability hereunder, but Guarantor agrees to pay such amount to the Developer upon demand and this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

         No delay or failure on the part of the Developer in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Developer of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy. No action of the Developer permitted hereunder shall in any way impair or affect this Guaranty Agreement. For the purpose of this Guaranty Agreement, the Liabilities of Debtor to the Developer are guaranteed notwithstanding any right or power of Debtor or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall impair or affect the obligations of the undersigned hereunder.

         Any payment from Guarantor directly to Developer in accordance with this Agreement shall be classified and booked as a non-refundable cost overrun payment from Guarantor to Debtor in consideration of this Guaranty Agreement and then a payment by Debtor to Developer in consideration of the Development Fee Agreement.

         The Guarantor further agrees to maintain a minimum aggregate net worth of $1,000,000 during the term of this Guaranty Agreement, provided that this amount may be reduced by the net worth of the Debtor. Failure to maintain such net worth shall be deemed a default by the Guarantor of its obligations hereunder.

         This Guaranty Agreement shall be binding upon the undersigned, and upon the legal representatives, heirs, successors and assigns of the undersigned, and may be enforced against them by the Debtor or Developer or their legal representatives, heirs, successors and assigns.

         This Guaranty Agreement has been made and delivered in the State of Illinois and shall be construed and governed under Illinois law.

         Whenever possible, each provision of the Guaranty Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition of invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty Agreement.

         Whenever the singular or plural number, masculine or feminine or neuter is used herein, it shall equally include the other where applicable. In the event this Guaranty Agreement is executed by more than one guarantor, this Guaranty Agreement and the obligations hereunder are the joint and several obligation of all the undersigned.

         Guarantor consents to the jurisdiction of the courts in the State of Illinois and/or to the jurisdiction and venue of any United States District Court in the State of Illinois having jurisdiction over any action or judicial proceeding brought to enforce, construe or interpret this Guaranty. Guarantor agrees to stipulate in any such proceeding that this Guaranty is to be considered for all purposes to have been executed and delivered within the geographical boundaries of the State of Illinois, even if it was, in fact, executed and delivered elsewhere.

         IN WITNESS WHEREOF, the undersigned have hereunto caused this Development Fee Guaranty Agreement to be executed as of May __, 2002.

Signed, sealed and delivered               GUARANTOR:
in the presence of:
                                           STAR HOLDINGS OF ILLINOIS, L.L.C.

Witness:

_____________________                       By:  ________________________
                                                 Michael K. Moore,
                                                 Managing Member

______________________                      By:  ________________________
                                                 Marylou Moore,
                                                 Managing Member

                                            Address for Guarantor:
                                            6735 Vistagreen Way
                                            Suite 310
                                            Rockford, IL  61107

----------------------------
Notary Public


My Commission Expires:  ____________________

----------------------------
(NOTARY SEAL)

                         DEVELOPMENT, CONSTRUCTION, AND
                           OPERATING BUDGET AGREEMENT

         This Development, Construction and Operating Budget Agreement ("Agreement") is entered into as of the date written below by and between Mendota I Limited Partnership, an Illinois limited partnership ("Owner"), Star-Equities I LLC ("General Partner"), WNC Housing Tax Credit Fund VI, L.P., Series 9, a California limited partnership (the "Limited Partner"), and WNC Housing, L.P., a California limited partnership (the "Special Limited Partner"). Owner, General Partner, Limited Partner and Special Limited Partner collectively may be referred to as the "Parties" or individually may be referred to as a "Party".

                                    RECITALS

         A. Owner has acquired approximately 2 acres of land in Lasalle County, Illinois, approximately 1.28 acres of land in Kendall County, Illinois, and approximately 3.5 acres of land in Grundy County, Illinois (collectively, the "Real Property").

         B. Owner intends to renovate a 24-unit rental housing complex known as Westridge Apartments on the Real Property in Lasalle County, a 48-unit rental housing complex known as Morris Family Apartments on the Real Property in Grundy County, and a 24-unit rental housing complex known as Kingsfield Apartments on the Real Property in Kendall County, along with other related improvements intended to qualify for federal low-income housing tax credits (collectively, the "Apartment Housing").

         C. On even date herewith, an amended and restated partnership agreement for the Owner (the "Partnership Agreement") was entered into by and between the General Partner, the Limited Partner and the Special Limited Partner (the Partnership Agreement is incorporated herein by this reference as if the same were reproduced in full and any capitalized terms not defined in this Agreement shall have the meaning as defined in the Partnership Agreement).

         D. The Parties recognize and acknowledge that the final construction cost determination involves substantial negotiations with lenders, contractors and governmental authorities.

         E. The Parties recognize and acknowledge that a final operating budget involves substantial negotiations with lenders and governmental authorities.

         F. Limited Partner's and Special Limited Partner's decision to execute the Partnership Agreement is based, in part, on their acceptance of the sources of funds available to develop the Apartment Housing, the cost of construction to renovate the Apartment Housing and the operating budget necessary to provide a positive Debt Service Coverage.

         Now Therefore, in consideration of the foregoing recitals which are a part of this Agreement, the mutual promises and undertakings in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows.

         1. Source of Funds. Attached hereto as Exhibit "A" and incorporated herein by this reference is the Apartment Housing Source of Funds. The Source of Funds has been specified in the Partnership Agreement as the Construction Loan, the Mortgage, the Capital Contributions of the General Partner, the Capital Contribution of the Limited Partner and the Capital Contribution of the Special Limited Partner. Unless expressly permitted in the Partnership Agreement, Consent of the Special Limited Partner is required for any change to the Source of Funds.

         2. Development Budget. Attached hereto as Exhibit "B" and incorporated herein by this reference is the Development Budget in an amount equal to $1,133,159 for Kingsfield Apartments, $2,421,869 for Morris Family Apartments, and $1,012,838 for Westridge Apartments. Owner acknowledges and represents that the attached Development Budget includes the total costs and expenses to acquire, develop and renovate the Real Property and the Apartment Housing.

         3. Construction Proforma. Attached hereto as Exhibit C and incorporated herein by this reference is the Construction Proforma. Owner acknowledges and represents that the attached Construction Proforma has been reviewed by and approved by the Construction Lender, the Mortgage lender and any governmental authorities if applicable. In accordance with the Partnership Agreement, if the development costs, less the Development Fee, exceed the sum of the Capital Contributions and the proceeds of the Mortgage, then the General Partner shall be responsible for and shall be obligated to pay such deficiencies.

         4. Operating Proforma. Attached hereto as Exhibit D and incorporated herein by this reference is the Operating Proforma. Owner acknowledges and represents that the attached Operating Proforma has been reviewed by and approved by the Construction Lender, the Mortgage lender and any governmental authorities if applicable.

         5. Notices. Any notice given pursuant to this Agreement may be served personally on the Party to be notified, or may be mailed, first class postage prepaid, to the following address, or to such other address as a Party may from time to time designate in writing:

     To the General Partner:    Star-Equities I LLC
                                6735 Vistagreen Way
                                Suite 310
                                Rockford, IL  61107


     To the Limited Partner:    WNC Housing Tax Credit Fund VI, L.P., Series 9
                                c/o WNC & Associates, Inc.
                                3158 Redhill Avenue, Suite 120
                                Costa Mesa, CA 92626-3416
                                Attention: David N. Shafer

     To the Special Limited
                     Partner:   WNC Housing, L.P.
                                3158 Redhill Avenue, Suite 120
                                Costa Mesa, CA 92626-3416
                                Attention: David N. Shafer

         7. Successors and Assigns. All the terms and conditions of this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Parties.

         8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may sufficiently be evidenced by one counterpart.

         9. Captions. Captions to and headings of the Sections of this Agreement are solely for the conveniences of the Parties, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

         10. Saving Clause. If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

         11. Governing Law. This Agreement and its application shall be governed by the laws of Illinois.

         12. Attorney's Fees. If a suit or action is instituted in connection with an alleged breach of any provision of this Agreement, the prevailing Party shall be entitled to recover, in addition to costs, such sums as the court may adjudge reasonable as attorney's fees, including fees on any appeal.


                    [Signatures begin on the following page]

         In Witness Whereof, this Development, Construction and Operating Budget Agreement is made and entered into as of May _____, 2002.


                    GENERAL PARTNER:

                    STAR-EQUITIES I LLC

                    By:  Star Equities, L.L.C., its sole member

                         By:  Star-Holdings of Illinois, L.L.C., its sole member

                              By:  _________________________
                                   Michael K. Moore
                                   Managing Member

                              By:  ________________________
                                   Marylou Moore
                                   Managing Member


                    LIMITED PARTNER:

                    WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9

                    By:  WNC & Associates, Inc., its general partner

                         By:  _________________________
                              David N. Shafer
                              Executive Vice President

                    SPECIAL LIMITED PARTNER:

                    WNC HOUSING, L.P.

                    By:  WNC & Associates, Inc., its general partner

                         By:  ___________________________
                              David N. Shafer
                              Executive Vice President

                   EXHIBIT A TO DEVELOPMENT, CONSTRUCTION, AND
                           OPERATING BUDGET AGREEMENT

                                 SOURCE OF FUNDS

                   EXHIBIT B TO DEVELOPMENT, CONSTRUCTION, AND
                           OPERATING BUDGET AGREEMENT

                               DEVELOPMENT BUDGET

                   EXHIBIT C TO DEVELOPMENT, CONSTRUCTION, AND
                           OPERATING BUDGET AGREEMENT

                              CONSTRUCTION PROFORMA

                   EXHIBIT D TO DEVELOPMENT, CONSTRUCTION, AND
                           OPERATING BUDGET AGREEMENT

                               OPERATING PROFORMA

                   CONSTRUCTION COMPLETION, OPERATING DEFICIT,
                        and TAX CREDIT GUARANTY AGREEMENT

         This Construction Completion, Operating Deficit, and Tax Credit Guaranty Agreement ("Agreement") is entered into this _____ day of May, 2002 by and between Star-Holdings of Illinois, L.L.C ("Guarantor"); Mendota I Limited Partnership (the "Partnership"); and WNC Housing Tax Credit Fund VI, L.P., Series 9 ("Limited Partner"). Guarantor, the Partnership and Limited Partner collectively may be referred to as the "Parties" or individually may be referred to as a "Party".

                                    RECITALS

         WHEREAS, on even date herewith, a partnership agreement for the Partnership (the "Partnership Agreement") was entered into by and between Star-Equities I LLC as the general partner (the "General Partner") and WNC Housing Tax Credit Fund VI, L.P., Series 9 as the limited partner (the "Limited Partner"). The Partnership Agreement is incorporated herein by this reference as if the same were reproduced in full and any capitalized terms not defined in this Agreement shall have the meaning as defined in the Partnership Agreement.

         WHEREAS, pursuant to the terms of the Partnership Agreement, the General Partner: (1) is required to guarantee the completion of renovation of a 24-unit housing complex for low-income tenants located in Lasalle County, Illinois, a 48-unit housing complex for low-income tenants located in Grundy County, Illinois, and a 24-unit housing complex for low-income tenants located in Kendall County, Illinois, all such complexes located on land described in Exhibit "A" attached hereto and incorporated herein by this reference, and any and all improvements now or hereafter to be constructed thereon (collectively, the "Apartment Housing"); (2) is required to guarantee the payment of all Operating Deficits incurred by the Partnership as a result of the operations of the Apartment Housing during the Operating Deficit Guaranty Period, and (3) is required to guarantee the annual allocation of tax credits to the Limited Partner.

         NOW THEREFORE, in consideration of the foregoing and the promises, covenants and undertakings herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

         SECTION 1. Guarantor hereby jointly and severally, along with the General Partner (or any successors) guarantees to Mendota I Limited Partnership and the Limited Partner, as applicable, the prompt payment and full performance of the provisions under Section 6.2, Section 6.3, Section 7.6(a), Section 7.6(b) (the guaranties of Sections 7.6(a) and 7.6(b) are limited to 5 years following placement in service of the Apartment Housing), Section 7.6(d), and Section 7.6(f), including all modifications thereof, pursuant to and in accordance with the terms and conditions set forth in the Partnership Agreement and in this Agreement. Guarantor further agrees to maintain a minimum aggregate net worth of $1,000,000 during the term of this Agreement, provided that this amount may be reduced by the net worth of the General Partner. Failure to maintain such net worth shall be deemed a default by Guarantor of its obligations hereunder.

         SECTION 2. Guarantor further agrees to pay all expenses paid or incurred by Mendota I Limited Partnership and/or Limited Partner in endeavoring to collect Guarantor's obligations, or any part thereof, and in enforcing the provisions of this Agreement, including reasonable attorneys' fees if collected or enforced by law or through an attorney-at-law.

         SECTION 3. No delay or failure on the part of the Partnership or Limited Partner in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Partnership of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy. No action of the Partnership permitted hereunder shall in any way impair or affect this Agreement. For the purpose of this Agreement, Guarantor's obligations are guaranteed notwithstanding any right or power of anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such third party claim or defense shall impair or affect the obligations of Guarantors hereunder.

         SECTION 4. This Agreement shall be binding upon the Parties, and upon their legal representatives, heirs, successors and assigns.

         SECTION 5. This Agreement has been made and delivered in the state of Illinois and shall be construed and governed under Illinois law.

         SECTION 6. Whenever possible, each provision of the Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         SECTION 7. The Parties recognize and acknowledge, and Guarantor agrees and consents, that if Mendota I Limited Partnership does not take legal action to enforce this Agreement, if and when by the terms of this Agreement it is enforceable, then the Limited Partner, may on its own behalf and in its own name commence legal proceedings to enforce the terms of this Agreement.

         SECTION 8. Whenever the singular or plural number, masculine or feminine or neuter is used herein, it shall equally include the other where applicable.

         SECTION 9. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may sufficiently be evidenced by one counterpart.

         SECTION 10. The Parties consent to the jurisdiction and venue of the courts of the State of Illinois having jurisdiction over LaSalle County in any action or judicial proceeding brought to enforce, construe or interpret this Agreement. The Parties agree to stipulate in any such proceeding that this Agreement is to be considered for all purposes to have been executed and delivered within the geographical boundaries of the State of Illinois, even if it was, in fact, executed and delivered elsewhere.

         IN WITNESS WHEREOF, the Parties hereto have set their hands and seals this _____ day of May, 2002.

               GUARANTOR:

               STAR HOLDINGS OF ILLINOIS, L.L.C.

               By:  _______________________
                    Michael K. Moore
                    Managing Member

               By:  _______________________
                    Marylou Moore
                    Managing Member

               OWNER:

               MENDOTA I LIMITED PARTNERSHIP

               By:  Star-Equities I LLC, its general partner

                    By:  Star Equities, L.L.C., its sole member

                         By:  Star-Holdings of Illinois, L.L.C., its sole member

                              By:  ________________________
                                   Michael K. Moore
                                   Managing Member

                              By:  ________________________
                                   Marylou Moore
                                   Managing Member

                        LIMITED PARTNER:

                        WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9

                        By:  WNC & Associates, Inc.,
                             its general partner

                             By:  _________________________
                                  David N. Shafer
                                  Executive Vice President

                                   SCHEDULE A

                                LEGAL DESCRIPTION

                              Westridge Apartments

LOTS ONE (1), TWO (2), THREE (3) AND FOUR (4), IN WESTRIDGE ESTATES, A SUBDIVISION LOCATED IN PART OF THE SOUTHEAST QUARTER (SE1/4) OF SECTION 32, IN TOWNSHIP 36 NORTH, RANGE 1 EAST OF THE THIRD PRINCIPAL MERIDIAN, LASALLE COUNTY, ILLINOIS.

                              Kingsfield Apartments

THE EASTERLY HALF OF LOT 136, LOT 137 AND THE SOUTHERLY 46.04 FEET, AS MEASURED PERPENDICULAR TO THE SOUTHERLY LINE, OF LOT 138 IN CAQUELIN'S SUBDIVISION AND THE SOUTHERLY 46.04 FEET AS MEASURED PERPENDICULAR TO THE SOUTHERLY LINE, OF LOT 15 OF OWNER'S RESUBDIVISION OF PART OF N.W.1/4SECTION 27 AND PART OF N.E. 1/4SECTION 28, T. 37 N., R. 6 E. OF THE 3RD P.M., ACCORDING TO THE PLAT
RECORDED JUNE 21, 1954 IN BOOK 9 OF PLATS, PAGE 33, ALL IN THE CITY OF PLANO, KENDALL COUNTY, ILLINOIS.

                            Morris Family Apartments

LOTS 3, 4, 5 AND 6 IN NORTHCREST SUBDIVISION; BEING A SUBDIVISION OF A PORTION OF THE WEST HALF OF THE NORTHEAST QUARTER OF SECTION 33, TOWNSHIP 34 NORTH, RANGE 7 EAST OF THE THIRD PRINCIPAL MERIDIAN RECORDED DECEMBER 12, 1978, AS DOCUMENT #258554 IN PLAT CABINET F AT SLIDE 37; IN GRUNDY COUNTY, ILLINOIS.

LOT 21 AND THE EAST HALF OF LOT 20 OF CEAL SUBDIVISION FIRST ADDITION TO THE CITY OF MORRIS, AS PER PLAT RECORDED MAY 2, 1977 IN PLAT CABINET F AT PAGE F-12 AS DOCUMENT #249066, IN GRUNDY COUNTY, ILLINOIS.
















                                       1